PROSPECTUS

               PHOENIX
               MULTI-PORTFOLIO FUND
               PROSPECTUS

                                                                   MARCH 8, 1996

                         Phoenix Tax-Exempt Bond Fund
                         Phoenix Capital Appreciation Fund
                         Phoenix International Fund
                         Phoenix Real Estate Securities Fund
                         Phoenix Emerging Markets Bond Fund

                                 P H O E N I X

[Phoenix Duff & Phelps logo] Phoenix Duff & Phelps

                          PHOENIX MULTI-PORTFOLIO FUND
                               101 Munson Street
                        Greenfield, Massachusetts 01301

                                   PROSPECTUS
                                 March 8, 1996

   Phoenix Multi-Portfolio Fund (the "Fund") is an open-end management investment company whose shares are offered in seven series, five of which are offered for investment as described below. Each series represents an investment in a separate portfolio with its own investment objectives and policies. There can be no assurance that any portfolio will achieve its objectives.

   Phoenix Tax-Exempt Bond Portfolio (the "Bond Portfolio") seeks as its investment objective the production of as high a level of current income exempt from federal income taxation as is consistent with preservation of capital. It intends under normal conditions to invest at least 80% of its net assets in municipal securities, the income of which is fully exempt from federal income taxation.

   Phoenix Capital Appreciation Portfolio (the "Capital Appreciation Portfolio") seeks as its investment objective long-term appreciation of capital. It intends to invest primarily in the common stocks of companies considered to have such appreciation potential. It may invest up to one third of its assets in foreign securities, although it does not presently intend to do so.

   Phoenix International Portfolio (the "International Portfolio") seeks as its investment objective a high total return consistent with reasonable risk. It intends to invest primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions (see "Investment Techniques" on page 18). The International Portfolio provides a means for investors to invest a portion of their assets outside the United States.

   Phoenix Real Estate Securities Portfolio (the "Real Estate Portfolio") seeks as its investment objective capital appreciation and income with approximately equal emphasis. It intends under normal circumstances to invest in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

   Phoenix Emerging Markets Bond Portfolio (the "Emerging Markets Portfolio") seeks as its primary investment objective high current income. The secondary objective of the Emerging Markets Portfolio is long term capital appreciation. It intends to invest primarily in high-yield (high risk) debt securities issued by governments and corporations in certain foreign countries known as "emerging markets." Debt securities issued by foreign issuers also entail greater risks of default, untimely interest and principal payments, and price volatility than higher rated securities and may present problems of liquidation and valuation. These debt securities are commonly referred to as "junk bonds" and are considered speculative with regard to the payment of interest and return of principal. Investors should carefully consider these risks before investing.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       CUSTOMER SERVICE: (800) 243-1574
                          MARKETING: (800) 243-4361
                  TELEPHONE ORDERS/EXCHANGES: (800) 367-5877
                TELECOMMUNICATION DEVICE (TTY): (800) 243-1926

(continued from previous page)

   This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. No dealer, salesperson or any other person has been authorized to give any information or to make any representation, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, Adviser or Distributor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state in which, or to any person to whom, it is unlawful to make such offer. Neither the delivery of this Prospectus nor any sale hereunder shall, under any circumstances, create any implication that information herein is correct at any time subsequent to its date. Investors should read and retain this Prospectus for future reference. Additional information about the Fund is contained in a Statement of Additional Information, dated March 8, 1996, which has been filed with the Securities and Exchange Commission (the "Commission") and is available upon request at no charge by calling (800) 243-4361 or by writing to Phoenix Equity Planning Corporation at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. The Statement of Additional Information is incorporated herein by reference.


   Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, credit union, or affiliated entity and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency and involve investment risk, including possible loss of principal.

TABLE OF CONTENTS

INTRODUCTION                                      3
FUND EXPENSES                                     5
FINANCIAL HIGHLIGHTS                              7
PERFORMANCE INFORMATION                          10
INVESTMENT OBJECTIVES AND POLICIES               11
  Tax Exempt Bond Portfolio                      11
  Capital Appreciation Portfolio                 12
  International Portfolio                        13
  Emerging Markets Bond Portfolio                15
  Real Estate Portfolio                          16
INVESTMENT TECHNIQUES AND RELATED RISKS          18
INVESTMENT RESTRICTIONS                          22
PORTFOLIO TURNOVER                               23
MANAGEMENT OF THE FUND                           23
DISTRIBUTION PLANS                               25
HOW TO BUY SHARES                                26
INVESTOR ACCOUNTS AND SERVICES AVAILABLE         31
NET ASSET VALUE                                  33
HOW TO REDEEM SHARES                             34
DIVIDENDS, DISTRIBUTIONS AND TAXES               35
ADDITIONAL INFORMATION                           36
APPENDIX                                         37

INTRODUCTION

   This Prospectus describes the shares offered by and the operations of Phoenix Multi-Portfolio Fund (the "Fund"). The Fund is an open-end management investment company established in 1987 as a Massachusetts business trust. Shares of the Fund are divided into seven series or "Portfolios", five of which are available for investment as described below. Each Portfolio has a different investment objective and is designed to meet different investment needs. This Prospectus offers shares of the Phoenix Tax-Exempt Bond Portfolio (the "Bond Portfolio"), the Phoenix Capital Appreciation Portfolio (the "Capital Appreciation Portfolio"), the Phoenix International Portfolio (the "International Portfolio"), the Phoenix Real Estate Securities Portfolio (the "Real Estate Portfolio") and the Phoenix Emerging Markets Bond Portfolio (the "Emerging Markets Portfolio"), five of the portfolios currently offered by the Fund (each a "Portfolio", and, together, the "Portfolios").

The Investment Advisers

   The investment adviser for the Bond Portfolio, Capital Appreciation Portfolio, International Portfolio and Emerging Markets Portfolio is Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser"). PIC is a subsidiary of Phoenix Duff & Phelps Corporation, and prior to November 1, 1995, was an indirect subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"). The investment adviser for the Real Estate Portfolio is Phoenix Realty Securities, Inc. ("PRS" or the "Adviser"). PRS is a wholly-owned indirect subsidiary of Phoenix Home Life. PRS delegates certain investment decisions and research functions to ABKB/LaSalle Securities Limited Partnership ("ABKB") for which ABKB is paid a fee by PRS. ABKB is not affiliated with PRS, PIC or Phoenix Home Life.

   See "Management of the Fund" for a description of the Investment Advisory Contracts, management fees and each investment adviser's undertaking to reimburse the Fund for certain expenses.

Distributor and Distribution Plans

   Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), serves as National Distributor of the Fund's shares. See "Distribution Plans" and the Statement of Additional Information. Equity Planning also acts as financial agent of the Fund and as such receives a quarterly fee based on the average of the aggregate daily net asset values of the Fund at an annual rate of $300 per $1 million. Equity Planning also serves as the Fund's transfer agent.

   The Fund has adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "1940 Act") for all classes of all Portfolios. Pursuant to the distribution plan adopted for Class A Shares, the Fund shall reimburse the Distributor up to a maximum annual rate of 0.25% of the Fund's average daily Class A Share net assets of a Portfolio for distribution expenditures incurred in connection with the sale and promotion of Class A Shares of a Portfolio and for furnishing shareholder services. Pursuant to the distribution plan adopted for Class B Shares of a Portfolio, the Fund shall reimburse the Distributor up to a maximum annual rate of 1.00% of the Fund's average daily Class B Share net assets of a Portfolio for distribution expenditures incurred in connection with the sale and promotion of Class B Shares of a Portfolio and for furnishing shareholder services. See "Distribution Plans."

Purchase of Shares

   The Fund offers two classes of shares of each Portfolio which may be purchased at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (the "Class A Shares") or (ii) at the time of redemption if the shares have not been held for at least five years (the "Class B Shares"). Completed application for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   Class A Shares are offered to the public at the next determined net asset value after receipt of the order by State Street Bank and Trust Company, plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge for Class A Shares is reduced on a graduated scale on single purchases of $50,000 or more and subject to other conditions stated below. See "How to Buy Shares," and "How to Obtain Reduced Sales Charges--Class A Shares" and "Net Asset Value".

   Class B Shares are offered to the public at the next determined net asset value after receipt of an order by State Street Bank and Trust Company with no sales charge. Class B Shares are subject to a sales charge if they are redeemed within five years of purchase. See "How to Buy Shares" and "Deferred Sales Charge Alternative--Class B Shares".

   Shares of each class represent an identical interest in the investment portfolio of the Portfolio and have the same rights except that Class B Shares bear the cost of the higher distribution fees which cause the Class B Shares to have a higher expense ratio and to receive lower dividends than Class A Shares. See "How to Buy Shares."

Minimum Initial and Subsequent Investments

   The minimum initial investment is $500 ($25 if using the bank draft investment program designated "Investo-Matic") and the minimum subsequent investment is $25. Exceptions to the minimum and subsequent investment amounts are available under certain circumstances. See "How to Buy Shares."

Redemption Price

   Class A Shares of a Portfolio may be redeemed at any time at the net asset value per share next computed after receipt of a redemption request by Equity Planning, the Fund's transfer agent. Class B shareholders redeeming shares within five years of the date of purchase will normally be assessed a contingent deferred sales charge. See "How to Redeem Shares."

Risk Factors

   There can be no assurance that any Portfolio will achieve its investment objectives. In addition, special risks may be presented by the particular types of securities in which a Portfolio may invest. For example, although the Real Estate Portfolio does not invest directly in real property, it does invest primarily in securities concentrated in and directly related to the real estate industry and may therefore be subject to certain risks associated with the ownership of real estate and with the real estate industry in general. The Real Estate Portfolio is non-diversified and as such there is no restriction on the percentage of its assets that may be invested in the securities of any one issuer. Accordingly, its value is potentially more susceptible to adverse developments affecting a single issuer.

   The Emerging Markets Portfolio can invest entirely in high yield/high risk bonds (commonly referred to as "junk bonds") issued by governments and corporations in foreign countries. It invests in lower quality securities of issuers which may have defaulted in the past on certain of their financial obligations. It is also non-diversified and as such there is no restriction on the percentage of its assets that may be invested in securities of one issuer. Its share price can fluctuate widely in response to political events and currency and interest rate fluctuations. Its value is potentially more susceptible to adverse developments affecting a single issuer.

   To the extent that a Portfolio such as the Emerging Markets Portfolio invests in lower-rated securities, such an investment is speculative and involves risks not associated with investment in higher rated securities, including overall greater risk of non-payment of interest and principal and potentially greater sensitivity to general economic conditions and changes in interest rates. Although the portfolio turnover rate cannot be accurately predicted, it is anticipated that the annual turnover rate of the Capital Appreciation Portfolio may be as high as 300%. Because of PIC's strict "sell" discipline, the portfolio's annual turnover rate will probably be substantially higher than that of other investment companies with similar investment objectives. A high rate of turnover involves a correspondingly greater amount of brokerage commissions and other costs which are paid directly by the Portfolio. It may also result in the realization of capital gains, which are taxable to the shareholders. See "Investment Objectives and Policies."

                                 FUND EXPENSES

  The following table illustrates all expenses and fees that a shareholder will incur. The expenses and fees set forth in the table are based on fiscal year ended November 30, 1995.

                                                            Capital         Capital
                               Bond           Bond       Appreciation    Appreciation    International
                            Portfolio       Portfolio      Portfolio       Portfolio       Portfolio
                            ---------       ---------    ------------    ------------    -------------
                            (Class A        (Class B        (Class A        (Class B        (Class A
                             Shares)         Shares)         Shares)         Shares)         Shares)
Shareholder Transaction
  Expenses
Maximum Sales Load Imposed     4.75%           None            4.75%           None            4.75%
  on Purchases (as
  percentage of offering
  price)
Maximum Sales Load Imposed      None           None            None            None            None
  on Reinvested
  Dividends
Deferred Sales Load             None     5% during the         None     5% during the          None
  (as a percentage of                    first year,                    first year,
  original purchase price                decreasing 1%                  decreasing 1%
  or redemption proceeds,                annually to 2%                 annually to 2%
  as applicable)                         during the                     during the 4th &
                                         4th & 5th years;               5th years;
                                         dropping from 2%               dropping from 2%
                                         to 0% after the                to 0% after the
                                         5th year                       5th year
Redemption Fee                  None           None            None            None            None
                                (a)                             (a)                             (a)
Exchange Fee                    None           None            None            None            None
Annual Fund Operating
  Expenses
  (as a percentage of
  average net assets)
Management Fees                0.45%           0.45%           0.75%          0.75%            0.75%
12b-1 Fees (b)                 0.25%           1.00%           0.25%          1.00%            0.25%
Other Operating Expenses       0.27%           0.27%           0.42%          0.42%            0.70%
  (After Reimbursement)
Total Fund Operating           0.97%           1.72%           1.42%          2.17%            1.70%
Expenses

                                                    Real                        Emerging         Emerging
                               International       Estate       Real Estate      Markets         Markets
                                 Portfolio       Portfolio       Portfolio      Portfolio        Portfolio
                               -------------     ---------      -----------     ---------        ---------
                                  (Class B        (Class A        (Class B       (Class A         (Class B
                                  Shares)         Shares)         Shares)         Shares)         Shares)
Shareholder Transaction
  Expenses
Maximum Sales Load Imposed           None           4.75%           None            4.75%           None
  on Purchases (as
  percentage of offering
  price)
Maximum Sales Load Imposed           None            None           None            None            None
  on Reinvested
  Dividends
Deferred Sales Load           5% during the          None     5% during the         None     5% during the
  (as a percentage of         first year,                     first year,                    first year,
  original purchase price     decreasing 1%                   decreasing 1%                  decreasing 1%
  or redemption proceeds,     annually to 2%                  annually to 2%                 annually to 2%
  as applicable)              during the                      during the 4th &               during the 4th &
                              4th & 5th                       5th years;                     5th years;
                              years; dropping                 dropping from 2%               dropping from 2%
                              from 2% to 0%                   to 0% after the                to 0% after the
                              after the 5th                   5th year                       5th year
                              year
Redemption Fee                       None          None(a)          None          None(a)           None
Exchange Fee                         None            None           None            None            None
Annual Fund Operating
  Expenses (as a
  percentage of average
  net assets)
Management Fees                     0.75%           0.75%           0.75%           0.75%           0.75%
12b-1 Fees (b)                      1.00%           0.25%           1.00%           0.25%           1.00%
Other Operating Expenses            0.70%           0.30%(c)        0.30%(c)        0.50%(d)        0.50%(d)
  (After Reimbursement)
Total Fund Operating                2.45%           1.30%           2.05%           1.50%           2.25%
Expenses

  (a) The Trustees may, at their option, impose a redemption fee for Class A Shares not in excess of 1% of net asset value. No redemption fee is presently contemplated and shareholders will be given reasonable notice of any change in this intention.

  (b) "Rule 12b-1 Fees" represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

  (c) Phoenix Realty Securities, Inc. has agreed to reimburse the Real Estate Securities Portfolio's operating expenses related to Class A Shares and Class B Shares for the amount, if any, by which such operating expenses for the fiscal year ended November 30, 1996 exceed 1.30% and 2.05%, respectively, of the average net assets. Total operating expenses absent expense reimbursement equal approximately 2.95% and 3.70%, respectively of average net assets.

  (d) Phoenix Investment Counsel, Inc. has agreed to reimburse the Emerging Markets Portfolio's operating expenses related to Class A Shares and Class B Shares for the amount, if any, by which such operating expenses for the fiscal year ended November 30, 1996 exceed 1.50% and 2.25%, respectively, of the average net assets. Total operating expenses absent expense reimbursement equal approximately 2.89% and 3.64%, respectively of average net assets.


Example*                                                           1 year   3 years   5 years   10 years
 ---------------------------------------------------------------   ------   -------   -------   ---------
An investor would pay the following expenses on a hypothetical
  $1,000 investment, assuming (1) a 5% annual return and (2)
  redemption at the end of each time period.
 Bond Portfolio (Class A Shares)                                    $57      $ 77      $ 99       $161
 Bond Portfolio (Class B Shares)                                     67        84       113        183
 Capital Appreciation Portfolio (Class A Shares)                     61        90       121        210
 Capital Appreciation Portfolio (Class B Shares)                     72        98       136        231
 International Portfolio (Class A Shares)                            64        99       135        239
 International Portfolio (Class B Shares)                            75       106       151        260
 Real Estate Portfolio (Class A Shares)                              60        87       115        197
 Real Estate Portfolio (Class B Shares)                              71        94       130        219
 Emerging Markets Portfolio (Class A Shares)                         62        93       125        218
 Emerging Markets Portfolio (Class B Shares)                         73       100       140        240
An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of each time
  period:
 Bond Portfolio (Class A Shares)                                    $57      $ 77      $ 99       $161
 Bond Portfolio (Class B Shares)                                     17        54        93        183
 Capital Appreciation Portfolio (Class A Shares)                     61        90       121        210
 Capital Appreciation Portfolio (Class B Shares)                     22        68       116        231
 International Portfolio (Class A Shares)                            64        99       135        239
 International Portfolio (Class B Shares)                            25        76       131        260
 Real Estate Portfolio (Class A Shares)                              60        87       115        197
 Real Estate Portfolio (Class B Shares)                              21        64       110        219
 Emerging Markets Portfolio (Class A Shares)                         62        93       125        218
 Emerging Markets Portfolio (Class B Shares)                         23        70       120        240

  *The purpose of the table above is to help the investor understand the various costs and expenses that the investor will bear, directly or indirectly. The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. See "Management of the Fund," "Distribution Plans" and "How To Buy Shares."

FINANCIAL HIGHLIGHTS

  The following tables set forth certain financial information for the respective fiscal years of the Fund. This financial information has been audited by Price Waterhouse LLP, independent accountants. Their opinion and the Trust's Financial Statements and notes thereto are incorporated by reference in the Statement of Additional Information. The Statement of Additional Information and the Fund's most recent Annual Report (which contains a discussion of each Portfolio's performance) are available at no charge upon request by calling
(800) 243-4361.

                             FINANCIAL HIGHLIGHTS
   (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                          TAX-EXEMPT BOND PORTFOLIO


                                                         CLASS A                                                 CLASS B
                    -------------------------------------------------------------------------------------   -------------------
                                                                                                   FROM      YEAR       FROM
                                                                                                INCEPTION   ENDED     INCEPTION
                                                                                                 7/15/88   NOVEMBER     3/16/94
                                       YEAR ENDED NOVEMBER 30,                                      TO        30,         TO
                    1995      1994      1993        1992        1991       1990        1989      11/30/88    1995      11/30/94
                   -------   -------  ---------   ---------   ---------  ---------   --------   ---------  --------    ---------
Net asset value,
  beginning of
  period           $10.09    $11.58    $11.10      $10.66      $10.37     $10.68      $10.18      $10.00     $10.12     $11.21
Income from
  investment
  operations
 Net investment
  income             0.61      0.65      0.60((1))   0.66((1))   0.65((1))  0.65((1))   0.68((1))   0.24((1))  0.53       0.39
 Net realized and
  unrealized gain
  (loss)             1.34     (1.49)     0.76        0.57        0.29       --          0.52        0.18       1.35      (1.09)
                   ------    ------    --------    --------    --------  --------    --------     -------     ------    -------
  Total from
  investment
  operations         1.95     (0.84)     1.36        1.23        0.94       0.65        1.20        0.42       1.88      (0.70)
                   ------    ------    --------    --------    --------  --------    --------     -------     ------    -------
Less
  distributions
 Dividends from
  net investment
  income            (0.61)    (0.65)    (0.60)      (0.66)      (0.65)     (0.65)      (0.68)      (0.24)     (0.53)     (0.39)
 Dividends from
  net realized
  gains             (0.03)     --       (0.28)      (0.13)       --        (0.31)      (0.02)       --        (0.03)      --
                   ------    ------    --------    --------    --------  --------    --------     -------     ------    -------
  Total
  distributions     (0.64)    (0.65)    (0.88)      (0.79)      (0.65)     (0.96)      (0.70)      (0.24)     (0.56)     (0.39)
                   ------    ------    --------    --------    --------  --------    --------     -------     ------    -------
Change in net
  asset value        1.31     (1.49)     0.48        0.44        0.29      (0.31)       0.50        0.18       1.32      (1.09)
                   ------    ------    --------    --------    --------  --------    --------     -------     ------    -------
Net asset value,
  end of period    $11.40    $10.09    $11.58      $11.10      $10.66     $10.37      $10.68      $10.18     $11.44     $10.12
                   ======    ======    ========    ========    ========  ========    ========     =======     ======    =======
Total return((2))   19.87%    -7.55%    12.79%      11.92%       9.32%      6.49%      12.13%      11.06%((3))19.07%     -6.42%((4))
Ratios/supplemental
  data:
Net assets, end
  of period
  (thousands)    $147,821  $141,623  $171,272     $35,625     $27,093    $20,240     $17,590     $12,226      $3,142    $1,147
Ratio to average
  net assets of:
 Operating
  expenses           0.97%     0.96%     0.75%       0.78%       0.94%      1.00%       1.00%       1.00%((3))  1.72%     1.54%((3))
 Net investment
  income             5.65%     5.65%     5.33%       5.92%       6.17%      6.29%       6.55%       6.26%((3))  4.90%     5.07%((3))
Portfolio
  turnover             25%       54%       62%        145%         99%       130%     161.13%      33.44%((2))    25%       54%

((1)) Includes reimbursement of operating expenses by investment adviser of
      $0.03, $0.04, $0.02, $0.02, $0.09 and $0.05, respectively.
((2)) Maximum sales charges are not reflected in the total return calculation.
((3)) Annualized.
((4)) Not annualized.

                            FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                           INTERNATIONAL PORTFOLIO


                                                        Class A                                        Class B
                          -----------------------------------------------------------------    ----------------------
                                                                                     From         Year         From
                                                                                  Inception       Ended     Inception
                                                                                   11/1/89      November     7/15/94
                                         Year Ended November 30,                      to           30,          to
                           1995      1994      1993     1992     1991      1990    11/30/89       1995       11/30/94
                          ------   --------  -------   -------  -------  -------  ---------    -----------  ---------
Net asset value,
  beginning of period   $  12.63    $11.16    $ 8.96   $10.90   $10.27    $10.44    $10.00       $12.60       $12.80
Income from investment
  operations((5))
 Net investment income
  (loss)                    0.03((1))(0.01)     --       0.11     0.15      0.15((6)) 0.02((6))   (0.07)((1))  (0.01)
 Net realized and
  unrealized gain
  (loss)                    0.42      1.48      2.20    (1.10)    0.69     (0.22)     0.42         0.42        (0.19)
                           -----    -------    -----    -----     -----    -----    -------     ----------    -------
  Total from
  investment operations     0.45      1.47      2.20    (0.99)    0.84     (0.07)     0.44         0.35        (0.20)
                           -----    -------    -----    -----     -----    -----    -------     ----------    -------
Less distributions
 Dividends from net
  investment income        --         --        --      (0.12)   (0.21)    (0.10)     --           --           --
 Dividends from net
  realized gains           (0.88)     --        --      (0.64)    --        --        --          (0.88)        --
 Distribution in
  excess of accumulated
  net investment income    --         --        --      (0.19)    --        --        --           --           --
                           -----    -------    -----    -----     -----    -----    -------     ----------    -------
  Total distributions      (0.88)     --        --      (0.95)   (0.21)    (0.10)     --          (0.88)        --
                           -----    -------    -----    -----     -----    -----    -------     ----------    -------
Change in net asset
  value                    (0.43)     1.47      2.20    (1.94)    0.63     (0.17)     0.44        (0.53)       (0.20)
                           -----    -------    -----    -----     -----    -----    -------     ----------    -------
Net asset value, end
  of period             $  12.20    $12.63    $11.16   $ 8.96   $10.90    $10.27    $10.44       $12.07       $12.60
                           =====    =======    =====    =====     =====    =====    =======     ==========    =======
Total return((2))           4.12%    13.17%    24.55%   -9.91%    8.26%    -0.75%    53.53%((3))   3.28%       -1.56%((4))
Ratios/supplemental
  data:
Net assets, end of
  period (thousands)    $129,352  $167,918   $91,196  $26,188  $21,427   $16,583    $1,593       $3,261       $1,991
Ratio to average net
  assets of:
 Operating expenses
                            1.70%     1.47%     1.78%    1.97%    2.09%     1.50%     1.50%((3))   2.50%        1.93%((3))
 Net investment income
  (loss)                    0.23%     0.20%    (0.04)%   0.85%    1.29%     1.48%     3.24%((3))  (0.61)%       0.36%((3))
Portfolio turnover           236%      186%      191%      82%     128%       99%     --            236%         186%


((1)) Computed using average shares outstanding.
((2)) Maximum sales charges are not reflected in the total return calculation.
((3)) Annualized
((4)) Not annualized
((5)) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the time of share purchases and redemptions.
((6)) Net of reimbursement by Investment Adviser of $0.06 and $3.54, respectively.

                        CAPITAL APPRECIATION PORTFOLIO


                                                          Class A                                      Class B
                          -----------------------------------------------------------------   -----------------------
                                                                                     From          Year         From
                                                                                  Inception        Ended     Inception
                                                                                   11/1/89       November     7/18/94
                                         Year Ended November 30,                      to            30,          to
                           1995      1994      1993     1992     1991      1990    11/30/89        1995       11/30/94
                          ------   --------  -------   -------  -------  -------  ---------     -----------  ---------
Net asset value,
  beginning of period     $18.03    $18.70    $17.95   $16.61   $11.95    $10.29    $10.00        $17.97       $17.68
Income from investment
  operations((5))
 Net investment income
  (loss)                    0.05((1))   0.11    0.11     0.15     0.19      0.18((6)) 0.03((6))    (0.12)((1))  (0.01)
 Net realized and
  unrealized gain           4.74      0.10      1.44     2.41     4.64      1.59      0.26          4.75         0.30
                           -----    -------    -----    -----     -----    -----    -------      ----------    -------
  Total from
  investment operations     4.79      0.21      1.55     2.56     4.83      1.77      0.29          4.63         0.29
                           -----    -------    -----    -----     -----    -----    -------      ----------    -------
Less distributions
 Dividends from net
  investment income        (0.06)    (0.10)    (0.13)   (0.21)   (0.17)    (0.11)     --           (0.02)        --
 Dividends from net
  realized gains           (0.73)    (0.78)    (0.67)   (1.01)    --        --        --           (0.73)        --
                           -----    -------    -----    -----     -----    -----    -------      ----------    -------
  Total distributions      (0.79)    (0.88)    (0.80)   (1.22)   (0.17)    (0.11)     --           (0.75)        --
                           -----    -------    -----    -----     -----    -----    -------      ----------    -------
Change in net asset
  value                     4.00     (0.67)     0.75     1.34     4.66      1.66      0.29          3.88         0.29
                           -----    -------    -----    -----     -----    -----    -------      ----------    -------
Net asset value, end
  of period               $22.03    $18.03    $18.70   $17.95   $16.61    $11.95    $10.29        $21.85       $17.97
                           =====    =======    =====    =====     =====    =====    =======      ==========    =======
Total return((2))          27.87%     1.03%     8.94%   16.44%   40.78%    17.26%    35.28%((3))   26.92%        1.64%((4))
Ratios/supplemental
  data:
Net assets, end of
  period (thousands)    $487,674  $419,760  $426,027 $234,472 $119,870   $15,840    $1,568       $10,908       $1,519
Ratio to average net
  assets of:
 Operating expenses         1.42%     1.36%     1.34%    1.40%    1.24%     1.50%     1.50%((3))    2.18%        2.05%((3))
 Net investment income
  (loss)                    0.28%     0.59%     0.64%    0.93%    1.94%     2.22%     4.68%((3))   (0.58)%      (0.23)%((3))
Portfolio turnover           218%      227%      174%     287%     458%      454%     5.28%((3))     218%         227%


((1)) Computed using average shares outstanding.
((2)) Maximum sales charges are not reflected in the total return calculation.
((3)) Annualized
((4)) Not annualized
((5)) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the time of share purchases and redemptions.
((6)) Includes reimbursement by Investment Adviser of $0.01 and $0.23, respectively.

                       REAL ESTATE SECURITIES PORTFOLIO

                                          CLASS A            CLASS B
                                       ---------------   ----------------
                                       FROM INCEPTION    FROM INCEPTION
                                         3/1/95 TO          3/1/95 TO
                                          11/30/95          11/30/95
                                       ---------------   ----------------
Net asset value, beginning of
  period                                  $ 10.00            $10.00
Income from investment operations
 Net investment income                       0.43((1))((5))    0.36((1))((5))
 Net realized and unrealized gain            0.55              0.56
                                       --------------    ---------------
  Total from investment operations           0.98              0.92
                                       --------------    ---------------
Less distributions
 Dividends from net investment
  income                                    (0.26)            (0.24)
  Total distributions                       (0.26)            (0.24)
                                       --------------    ---------------
Change in net asset value                    0.72              0.68
                                       --------------    ---------------
Net asset value, end of period            $ 10.72            $10.68
                                       ==============    ===============
Total return((2))                            9.87%((4))        9.21%((4))
Ratios/supplemental data:
Net assets, end of period
  (thousands)                             $13,842            $2,239
Ratio to average net assets of:
 Operating expenses                          1.30%((3))        2.05%((3))
 Net investment income                       5.79%((3))        5.03%((3))
Portfolio turnover                              9%((4))           9%((4))

((1)) Includes reimbursement of operating expenses by investment adviser of
      $0.12 and $0.12, respectively.
((2)) Maximum sales charges are not reflected in the total return calculation.
((3)) Annualized
((4)) Not annualized
((5)) Computed using average shares outstanding.

                       EMERGING MARKETS BOND PORTFOLIO

                                          CLASS A            CLASS B
                                       ---------------   ----------------
                                       FROM INCEPTION    FROM INCEPTION
                                         9/5/95 TO          9/5/95 TO
                                          11/30/95          11/30/95
                                       ---------------   ----------------
Net asset value, beginning of
  period                                  $ 10.00            $10.00
Income from investment operations
 Net investment income                       0.25((1))((5))    0.22((1))((5))
 Net realized and unrealized gain            0.18              0.20
                                       --------------    ---------------
  Total from investment operations           0.43              0.42
                                       --------------    ---------------
Less distributions
 Dividends from net investment
  income                                    (0.25)            (0.24)
                                       --------------    ---------------
  Total distributions                       (0.25)            (0.24)
                                       --------------    ---------------
Change in net asset value                    0.18              0.18
                                       --------------    ---------------
Net asset value, end of period            $ 10.18            $10.18
                                       ==============    ===============
Total return((2))                            4.40%((4))        4.22%((4))
Ratios/supplemental data:
Net assets, end of period
  (thousands)                             $12,149            $  596
Ratio to average net assets of:
 Operating expenses                          1.50%((3))        2.25%((3))
 Net investment income                      10.48%((3))       10.29%((3))
Portfolio turnover                             38%((4))          38%((4))

((1)) Includes reimbursement of operating expenses by investment adviser of
      $0.03 and $0.03, respectively.
((2)) Maximum sales charges are not reflected in the total return calculation.
((3)) Annualized
((4)) Not annualized
((5)) Computed using average shares outstanding.

PERFORMANCE INFORMATION

  The Fund may, from time to time, include its yield and total return in advertisements or reports to shareholders or prospective investors. Both yield and total return figures are computed separately for Class A and Class B Shares of each Portfolio in accordance with formulas specified by the Securities and Exchange Commission, are based on historical earnings and are not intended to indicate future performance.

  The yield of each Portfolio will be computed by dividing the Portfolio's net investment income over a 30-day period by an average value of invested assets (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a twelve- month period to derive the Portfolio's yield.

  The Fund may also quote a "tax-equivalent yield" determined by dividing the tax-exempt portion of quoted yield by 1 minus the stated income tax rate and adding the result to the portion of the yield that is not tax-exempt.

  Standardized quotations of average annual total return for Class A and Class B Shares of each Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in either Class A or Class B Shares of each Portfolio over a period of 1, 5 and 10 years (or up to the life of the class of shares). Standardized total return quotations reflect the deduction of a proportional share of each Class's expenses of such Portfolio (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions on Class A and Class B Shares are reinvested when paid. It is expected that the performance of Class A Shares will be better than that of Class B Shares as a result of lower distribution fees, and certain incrementally lower expenses paid by Class A Shares. The Fund may also quote supplementally a rate of total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. In addition, the Fund may from time to time, publish material citing historical volatility for shares of the Fund.

  The Fund may from time to time include advertisements containing total return and the ranking of these performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, Personal Investor and Realty Stock Review. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the S&P 500, Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer's Price Index, Shearson Lehman Corporate Index, Shearson Lehman T-Bond Index, Russell 2000, Wilshire Real Estate Securities Index, NAREIT Combined Index, NAREIT Equity Index, NCREIF Property Index and the National Real Estate Index. The S&P 500 is a commonly quoted market value- weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The NCREIF Index is produced by the National Council of Real Estate Investment Fiduciaries (NCREIF) and measures the historical performance of income-producing properties owned by commingled funds on behalf of qualified pension and profit- sharing trusts, or owned directly by these trusts and managed on a separate account basis. Properties in the NCREIF Index are unleveraged and the figures represent gross returns before management fees. The National Real Estate Index is published by Ernst & Young and Liquidity Fund. The National Real Estate Index is a transaction-based data service that reports property prices, rental rates and capitalization rates in the largest real estate markets in the United States. The NAREIT Combined Index and NAREIT Equity Index are published by the National Association of Real Estate Investment Trusts (NAREIT). The NAREIT Combined Index is comprised of all publicly-traded equity, mortgage or hybrid REITs. The NAREIT Equity Index is comprised of all publicly-traded Equity REITs. The Wilshire Securities Index measures the investment characteristics of publicly traded real estate securities such as REITs, real estate operating companies and partnerships.

  Advertisements, sales literature and other communications may contain information about the Fund or Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time, the Fund may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital components; or cite separately as a return figure the equity or bond portion of a Fund's portfolio; or compare the Fund's equity or bond return figure to well-known indices of market performance, including, but not limited to: the Standard & Poor's 500 Index (the "S&P 500"), Dow Jones Industrial Average, First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

  Performance information for a Portfolio reflects only the performance of a hypothetical investment in Class A or Class B Shares of that Portfolio during the particular time period in which the calculations are based. Performance information should be considered in light of a particular Portfolio's investment objectives and policies, characteristics and quality of the Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for each Portfolio, see the Statement of Additional Information.

  The Fund's Annual Report, available upon request and without charge, contains a discussion of the performance of each Portfolio and a comparison of that performance to a securities market index.

                            INVESTMENT OBJECTIVES
                                 AND POLICIES

  Each Portfolio has a different investment objective and is designed to meet different investment needs. The differences in objectives and policies among the five Portfolios can be expected to affect the investment return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. The investment objective of each Portfolio is deemed to be a fundamental policy which may not be changed without the approval of a vote of a majority of the outstanding shares of that Portfolio. Except as noted below, a Portfolio's investment policies are not deemed to be fundamental and, therefore, may be changed without shareholder approval. Since certain risks are inherent in the ownership of any security, there can be no assurance that a Portfolio will achieve its investment objective.

Tax-Exempt Bond Portfolio

   The investment objective of the Bond Portfolio is the production of as high a level of current income exempt from federal income taxation as is consistent with preservation of capital.

   The Bond Portfolio will attempt to achieve its objective by investing at least 80% of its net assets in municipal securities, the income of which is fully exempt from federal income taxation. As used in this Prospectus, the term "municipal securities" means obligations, including municipal bonds and notes and tax-exempt commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of counsel to the issuers of such securities, exempt from federal income taxation. In addition, municipal securities include certain types of industrial development bonds which have been or may be issued by or on behalf of public authorities to finance privately operated facilities. As used herein, the term "bonds" generally refers to municipal bonds and industrial development bonds as described above.

   The Tax Reform Act of 1986 made significant changes in the federal tax status of certain obligations which were previously fully federally tax-exempt. As a result, three categories of such obligations issued after August 7, 1986 now exist: (1) "public purpose" bonds, the income of which remains fully exempt from federal income taxation, (2) qualified "private activity" industrial development bonds, the income of which, while exempt from federal income taxation under section 103 of the Internal Revenue Code, is included in the calculation of the federal alternative minimum tax, and
(3) "private activity" (private purpose) bonds, the income of which is not exempt from federal income taxation. Under normal market conditions, and as a matter of fundamental policy, the Bond Portfolio will invest at least 65% of its total assets in municipal bonds, the income of which is fully exempt from federal income taxation, and at least 80% of its net assets in municipal bonds and other municipal securities, the income of which is fully exempt from federal income taxation. The Bond Portfolio will not invest in "private activity" (private purpose) bonds, but may invest up to 20% of its net assets in qualified "private activity" industrial development bonds and taxable fixed income obligations.

   The Bond Portfolio invests in municipal securities only if, at the date of the investment, they are rated within the four highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or by Standard & Poor's Corporation ("S&P") (AAA, AA, A or BBB) or, if not rated or rated under a different system, are judged by PIC to be of equivalent quality to municipal securities so rated. (See the Appendix for a description of these ratings.) Purchasing unrated municipal securities, which may be less liquid than comparable rated municipal securities, may involve somewhat greater risk and consequently the Bond Portfolio may not invest more than 20% of its total assets in unrated municipal securities. The Bond Portfolio may also engage in certain options transactions, and enter into futures contracts and related options for hedging purposes, invest in repurchase agreements and lend portfolio securities. See "Risk Considerations" below and "Investment Techniques and Related Risks".

   Up to 20% of the Bond Portfolio's assets under normal conditions, and up to 100% of its assets for temporary defensive purposes, may be invested in the following types of taxable fixed income obligations: (1) obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities; (2) corporate debt securities which at the date of the investment are rated Aa or higher by Moody's or AA or higher by S&P; (3) commercial paper which at the date of the investment is rated P-1 by Moody's or A-1 by S&P or, if not rated, is issued by a company which at the date of the investment has an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P; (4) certificates of deposit issued by U.S. banks which at the date of the investment have capital surplus and undivided profits in excess of $100,000,000 as of the date of their most recently published financial statements; and (5) repurchase agreements with respect to any of the foregoing obligations with commercial banks, brokers and dealers considered by the Trust to be credit- worthy. Under normal conditions, however, at least 80% of the net assets of the Bond Portfolio will be invested in municipal securities, the income of which is fully exempt from federal income taxation.

   Yields on municipal securities vary depending on a number of factors, including the general condition of the financial markets and of the municipal securities market, the size of a particular offering, the maturity of the obligation and the credit rating of the issuer. Like other interest-bearing securities, the value of municipal securities changes as interest rates fluctuate. Normally, increases in interest rates cause a decrease in the market value of interest-bearing securities and decreases in rates cause an increase in such market value. Although subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors, municipal securities with longer maturities generally produce higher current yields than municipal securities with shorter maturities. Lower-rated municipal securities generally produce higher yields than higher- rated municipal securities since the ability of the issuer of a lower-rated municipal security to pay interest and principal is perceived as entailing a greater degree of risk and therefore must reflect a commensurately greater return. Maturities and ratings, as well as market conditions, are given due weight by PIC in determining whether, in its judgment, particular municipal securities will provide a high level of current income and/or potential for capital appreciation.

Tax-Free versus Taxable Yield

   Before investing in the Bond Portfolio, an investor may want to determine which investment--tax free or taxable--will provide a higher after-tax return. First determine the taxable equivalent yield by simply dividing the yield from the tax-free investment by [1 minus your marginal tax rate]. For example, if your marginal tax rate is 28% and you want to know what a taxable investment would have to yield to equal a 7% tax-free investment, the computation would be:

7% / (1 - .28 tax rate), or 7% / .72 = 9.72% Taxable Yield.

   In this example, an investor's after-tax yield will be higher from the 7% tax-free investment if taxable yields are below 9.72%, and, conversely, an investor will get a higher yield from the taxable investment when taxable rates exceed this figure. (The foregoing analysis assumes that the investor is not subject to the alternative minimum tax.)

Risk Considerations

   The risk inherent in investing in the Bond Portfolio is that risk common to any security, that the value of its shares will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities held by the Portfolio. However, municipal securities rated in the lowest investment grade category (BBB by Standard & Poor's or Baa by Moody's) and unrated municipal securities of equivalent quality have speculative characteristics and changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to make principal and interest payments. In addition, the Fund does not have a policy requiring the sale of a municipal security whose rating drops below investment grade.

   The Bond Portfolio's ability to achieve its objective depends partially on the prompt payment by issuers of the interest on and principal of the municipal securities held by the Portfolio. A moratorium, default or other nonpayment of interest or principal when due on any municipal security could, in addition to affecting the market value and liquidity of that particular security, affect the market value and liquidity of other municipal securities held by the Portfolio. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio. Accordingly, while the Portfolio may from time to time invest more than 25% of its total assets in a particular segment of the municipal securities market, such as "public purpose" bonds issued for like public purposes, it will attempt to minimize risk by diversifying its investments broadly, by investing no more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government) and by investing no more than 25% of its total assets in the municipal securities issued by any one state or territory. Each political subdivision, agency or instrumentality and each multi-state agency of which a state is a member will be regarded as a separate issuer for the purpose of determining the diversification of the Portfolio.

Capital Appreciation Portfolio

   The Capital Appreciation Portfolio's investment objective is to seek long-term appreciation of capital. Since income is not an objective, any income generated by the investment of the Portfolio's assets will be incidental to its objective.

   The Capital Appreciation Portfolio will invest primarily in the common stock of companies considered by PIC to have appreciation potential. Up to one third of the assets of the Capital Appreciation Portfolio may be invested in foreign securities perceived to have such potential. See "International Portfolio", including "Risk Considerations", below for relevant information about investing in foreign securities. Unlike the International Portfolio, whose assets will be invested for a combination of growth and income, the Capital Appreciation Portfolio will invest in foreign securities with the objective of capital appreciation.

   Since no one class or type of security at all times necessarily affords the greatest promise for capital appreciation, the Capital Appreciation Portfolio may invest any amount or proportion of its assets in any class or type of security as described in this prospectus and believed by the Adviser to offer potential for capital appreciation over both the intermediate and the long term. Normally its investments will consist largely of common stocks. However, the Capital Appreciation Portfolio may also invest in preferred stocks, bonds, convertible preferred stocks and convertible debentures if, in the judgment of PIC, such investment will further its investment objective. The Portfolio may invest up to 10% of its total assets in bonds considered to be less than investment grade (such bonds are commonly referred to as "junk bonds") but which are not in default at the time of investment, and rated C by Moody's (or CC by Standard & Poor's) or higher (see Appendix), which may subject the Portfolio to risks attendant to such bonds. The Capital Appreciation Portfolio may also engage in certain options transactions, and enter into futures contracts and related options for hedging purposes, invest in repurchase agreements and lend portfolio securities. See "Investment Techniques and Related Risks". Each security held in the Portfolio will be continuously monitored to ascertain whether it continues to contribute to the attainment of the Portfolio's basic investment objective of long-term appreciation of capital.

   While PIC intends that, under normal conditions, the Portfolio will invest at least 65% of its total assets in the common stock of companies with appreciation potential, for temporary defensive purposes (as when market conditions for growth stocks are adverse), other types of investments that appear advantageous on the basis of combined considerations of risk and the protection of capital values may be made in fixed income securities with or without warrants or conversion features. In an effort to protect its assets against major market declines and for other temporary defensive purposes, the Capital Appreciation Portfolio may actively pursue a policy whereby it will retain cash or invest part or all of its assets in cash equivalents.

   Diversification is an important consideration in selecting the Capital Appreciation Portfolio's investments, and the Portfolio will comply with the diversification requirements of the Investment Company Act of 1940 and Subchapter M of the Internal Revenue Code of 1986. (See "Investment Restrictions" on page 22.) Thus the Portfolio's assets will be invested so that no more than 5% of the value of its total assets will be in the securities of any one issuer, other than the U.S. Government and, under certain circumstances, foreign governments (see the Statement of Additional Information), and the amount invested will not represent more than 10% of the issuer's outstanding voting securities. Within these limitations, however, greater emphasis will be placed upon careful selection of securities believed to have good potential for appreciation than upon wide diversification.

Risk Considerations

   Investments in common stocks for capital appreciation are subject to the risks of changing economic and market conditions which may affect the profitability and financial condition of the companies in whose securities the Portfolio is invested and PIC's ability to anticipate those changes.

   Since investments normally will consist primarily of securities considered to have appreciation potential, the assets of the Capital Appreciation Portfolio may be considered to be subject to greater risks than would be involved if the Portfolio invested in securities which do not have such potential.

   Since the Portfolio may invest up to 10% of its total assets in bonds considered to be less than investment grade, commonly referred to as "junk bonds", the Portfolio may be exposed to greater risks than if it did not invest in such bonds. With lower rated bonds, there is a greater possibility that an adverse change in the financial condition of the issuer may affect its ability to pay principal and interest. Bond prices fluctuate inversely to interest rates. Generally, when interest rates rise, it may be expected that the value of bonds may decrease. In addition, to the extent that the Portfolio holds any such bonds, it may be negatively affected by adverse economic developments, increased volatility or a lack of liquidity. See the Statement of Additional Information.

   As set forth above, the Capital Appreciation Portfolio may invest up to one third of its assets in foreign securities.

   Investing in foreign securities involves different risks from those involved in investing in securities of U.S. issuers. See "International Portfolio--Risk Considerations" below.

International Portfolio

   The International Portfolio seeks as its investment objective a high total return consistent with reasonable risk. It intends to achieve its objective by investing primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. See "Investment Techniques and Related Risks". Investments may be made for capital growth or for income or any combination thereof for the purpose of achieving a high overall return.

   There is no limitation on the percentage or amount of the International Portfolio's assets which may be invested in growth or income, and therefore at any particular time the investment emphasis may be placed solely or primarily on growth of capital or on income. In determining whether the International Portfolio will be invested for capital growth or income, PIC will analyze the international equity and fixed income markets and seek to assess the degree of risk and level of return that can be expected from each market. The International Portfolio will invest primarily in non-United States issuers, and under normal circumstances more than 80% of the International Portfolio's total assets will be invested in non-United States issuers located in not less than three foreign countries.

   In pursuing its objective, the International Portfolio will invest primarily in common stocks of established non-United States companies believed to have potential for capital growth, income or both. However, there is no requirement that the International Portfolio invest exclusively in common stocks or other equity securities. The International Portfolio may invest in any other type of security including, but not limited to, convertible securities, preferred stocks, bonds, notes and other debt securities of companies (including Euro-currency instruments and securities) or obligations of domestic or foreign governments and their political subdivisions, and in foreign currency transactions. The Portfolio may invest up to 20% of its total assets in high yield high risk fixed income bonds (commonly referred to as "junk bonds") which are not in default at the time of investment. Lower rated and non-rated convertible securities are predominantly speculative with respect to the issuer's capacity to repay principal and pay interest. Investment in lower rated and non-rated convertible fixed-income securities normally involves a greater degree of market and credit risk than does investment in securities having higher ratings. The price of these fixed income securities will generally move in inverse proportion to interest rates. In addition, non-rated securities are often less marketable than rated securities. To the extent that the

Portfolio holds any lower rated or non-rated securities, it may be negatively affected by adverse economic developments, increased volatility and lack of liquidity. Such bonds may subject the Portfolio to risks attendant to such bonds. When PIC believes that the total return potential in debt securities equals or exceeds the potential return on equity securities, the Portfolio may substantially increase its holdings in debt securities. The International Portfolio may establish and maintain reserves of up to 100% of its assets for temporary defensive purposes under abnormal market or economic conditions. The International Portfolio's reserves may be invested in domestic as well as foreign short-term money market instruments including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. The International Portfolio may also engage in certain options transactions, and enter into futures contracts and related options for hedging purposes, invest in repurchase agreements and lend portfolio securities. See "Investment Techniques and Related Risks".

   The International Portfolio may invest in the securities of other investment companies subject to the limitations contained in the 1940 Act (see "Investment Restrictions" in the Statement of Additional Information). In certain countries, investments may only be made by investing in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Shareholders should recognize that the Fund's purchase of the securities of such other investment companies results in the layering of expenses such that shareholders indirectly bear a proportionate part of the expenses for such investment companies including operating costs, and investment advisory and administrative fees.

   The International Portfolio makes investments in various countries. Under normal circumstances, business activities in a number of different foreign countries will be represented in the International Portfolio's investments. The International Portfolio may, from time to time, have more than 25% of its assets invested in any major industrial or developed country which in the view of PIC poses no unique investment risk. The International Portfolio may purchase securities of companies, wherever organized, which have their principal activities and interests outside the United States. Under exceptional economic or market conditions abroad, the International Portfolio may, for temporary defensive purposes, invest all or a major portion or its assets in U.S. government obligations or securities of companies incorporated in and having their principal activities in the United States. The International Portfolio may also invest its reserves in domestic short-term money-market instruments as described above.

   In determining the appropriate distribution of investments among various countries and geographic regions, PIC ordinarily will consider the following factors: prospects for relative economic growth among foreign countries; expected levels of inflation; relative price levels of the various capital markets; government policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to the international investor.

   Shareholders should be aware that the International Portfolio may make investments in developing countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. A developing country can be considered to be a country which is in the initial stages of its industrialization cycle. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. PIC believes that these characteristics can be expected to continue in the future.

   Generally, the Portfolio will not trade in securities for short- term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

Risk Considerations

   There are substantial and different risks involved which should be carefully considered by any investor considering foreign investments. For example, there is generally less publicly available information about foreign companies than is available about companies in the United States. Foreign companies are generally not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States.

   Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be returned to the country of origin, based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

   Foreign stock markets are generally not as developed or efficient as those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than that in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States.

   There is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the International Portfolio in some foreign countries. The International Portfolio is not aware of any investment or exchange control regulations which might substantially impair the operations of the Portfolio as described, although this could change at any time.

   For many foreign securities, there are U.S. dollar- denominated American Depository Receipts ("ADRs"), which are traded in the United States on exchanges or over the counter and are sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the International Portfolio can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. However, the International Portfolio may also invest in ADRs which are not sponsored by domestic banks; these present the risks of foreign investments noted above. The International Portfolio may also invest in European Depository Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

   The dividends and interest payable on certain of the International Portfolio's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the International Portfolio's shareholders. Investors should understand that the expense ratio of the International Portfolio can be expected to be higher than those of investment companies investing in domestic securities since the costs of operation are higher. There can be no assurance that the International Portfolio's investment policy will be successful or that its investment objective will be attained.

   Since the International Portfolio may invest up to 10% of its total assets in bonds considered to be less than investment grade, commonly referred to as "junk bonds", it may be exposed to greater risks than if it did not invest in such bonds. With lower rated bonds, there is a greater possibility that an adverse change in the financial condition of the issuer may affect its ability to pay principal and interest. Bond prices fluctuate inversely to interest rates. Generally, when interest rates rise, it may be expected that the value of bonds may decrease. In addition, to the extent that the Portfolio holds any such bonds, it may be negatively affected by adverse economic developments, increased volatility or a lack of liquidity. See the Statement of Additional Information.

Emerging Markets Bond Portfolio

   The Emerging Markets Portfolio has a primary investment objective of high current income and a secondary objective of long term capital appreciation. In seeking high current income and, secondarily, long-term capital appreciation, the Emerging Markets Portfolio normally invests at least 65% of its total assets in debt securities issued by governments, government-related entities and corporations in emerging markets, or the return from which is derived principally from emerging markets. The Adviser considers "emerging markets" to be any country that is defined as an emerging or developing economy by an International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

   Although the Portfolio may invest in any emerging market, the Adviser may weight its investments toward countries in a region such as Latin America. In addition to Latin America, the Adviser may pursue investment opportunities in Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. The Portfolio will deem an issuer to be located in an emerging market if:

[*] the issuer is organized under the laws of an emerging market country;
[*] the issuer's principal securities trading market is in an emerging market country; or
[*] at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years has been derived from emerging market country activities.

   Under normal conditions at least 50% of the Portfolio's assets will be invested in sovereign debt securities issued or guaranteed by governments, government-related entities and central banks based in emerging markets (including participations in and assignments of portions of loans between governments and financial institutions); government-owned, controlled or sponsored entities located in emerging markets; entities organized and operated for the purpose of restructuring investment characteristics of instruments issued by government or government-related entities in emerging markets; and debt obligations issued by organizations such as the Asian Development Bank and the Inter-American Development Bank.

   The Portfolio may also purchase debt securities issued by commercial banks and companies in emerging markets. Debt instruments held by the Portfolio may be fixed or floating rate issues and may take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short-term paper, loan participations, loan assignments, and trust interests. The Portfolio may purchase "Brady Bonds," which are debt securities issued under the Brady Plan to enable debtor countries to restructure their outstanding bank loans. Most "Brady Bonds" have their principal collaterized by zero coupon U.S. Treasury bonds.

   To reduce currency risk, the Portfolio will invest at least 65% of its assets in U.S. dollar-denominated debt securities.

   While the Portfolio is not "diversified", it will invest in a minimum of three countries at any one time and will not commit more than 40% of its assets to issuers in a single country.

   The Portfolio will be investing predominantly in debt securities that are rated below investment grade, or unrated but equivalent to those rated below investment grade by internationally recognized rating agencies such as S&P or Moody's. Debt securities rated below BBB by S&P or below Baa by Moody's are considered to be below investment-grade. These types of high yield/high risk debt obligations (commonly referred to as "junk bonds") are predominantly speculative with respect to the capacity to pay interest and repayment of principal and generally involve a greater risk of default and more volatility in price than securities in higher rating categories, such as investment-grade U.S. bonds. On occasion, the Portfolio may invest up to 5% of its net assets in non-performing securities whose quality is comparable to securities rated as low as D by S&P or C by Moody's. A large portion of the Portfolio's bond holdings may trade at substantial discounts from face value.

The Emerging Markets Portfolio invested the following weighted average percentages of assets as rated by Moody's or having a comparable rating according to Standard & Poor's Corporation, Duff & Phelps Credit Rating Company, or Fitch Investor Services, during the fiscal year November 30, 1995:

Rating                  Moody's
--------               ---------
Baa                     2.30%
Ba                     16.31%
B                       9.39%
Unrated                 9.39%

*The unrated bonds are equivalent to Baa 6.68%, Ba 26.38% and B 31.7%.

   Under normal conditions, the Portfolio may invest up to 35% of its total assets in securities other than emerging markets debt obligations such as debt securities and money market instruments issued by corporations and governments based in developed markets. However, for temporary defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including short-term money market securities.

   The Portfolio may invest up to 10% of its total assets in shares of closed-end investment companies that invest primarily in emerging market debt securities and to the extent that it does so, shareholders will incur certain duplicative fees and expenses, including investment advisory fees. See International Portfolio.

Risk Considerations

   The risks of investing in foreign countries and companies is outlined in detail in the International Portfolio "Risk Considerations" section above. The risks outlined are greater with respect to emerging markets securities than they are with respect to developed countries securities.

   The Portfolio may invest up to 35% of its assets in securities denominated in currencies of foreign countries. Accordingly, changes in the value of these currencies will result in corresponding changes in the U.S. dollar value of the Portfolio's assets denominated in those currencies. Some foreign countries may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain foreign countries may restrict the free conversion of their currencies into other currencies. Further, it generally will not be possible to reduce the Portfolio's emerging market currency risk through hedging. Any devaluations in the currencies in which the Portfolio's securities are denominated may decrease the Portfolio's net asset value.

   Certain emerging markets may require governmental approval for the release of investment income, capital or the proceeds of sales of securities to foreign investors such as the Portfolio. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on the release of foreign capital. Such delays could impact the Portfolio's performance as could any restrictions on investments.

   Throughout the last decade many emerging markets have experienced high rates of inflation, creating a negative interest rate environment and devaluing outstanding financial assets. Increases in inflation could have an adverse effect on the Portfolio's non-dollar denominated securities and on the issuers of debt obligations generally.

   The Portfolio may invest in debt securities which are rated below investment-grade (hereinafter referred to as "lower rated securities") or which are unrated. These debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Lower rated and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers, and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial problems that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these securities especially in a market characterized by limited trading. Perceived credit quality can change suddenly and unexpectedly, and may not fully reflect the actual risk posed nor do credit ratings assigned to lower rated securities necessarily accurately reflect the true risks of investment. Lower rated securities are also subject to risks associated with payment expectations and are subject to the impact of new and proposed laws.

   Investment in foreign debt can involve a high degree of risk. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected. Securities traded in emerging markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of sufficient capital to expand business operations. Additionally, certain countries may own property, the claims on which have not been entirely settled. There can be no assurance that the Portfolio's investments would not be expropriated, nationalized or otherwise confiscated. Finally, any change in the leadership or policies of these countries, may adversely affect existing investment opportunities.

Real Estate Portfolio

   The Real Estate Portfolio seeks as its investment objective capital appreciation and income with approximately equal emphasis. It intends under normal circumstances to invest in marketable securities of publicly traded real estate investment trusts (REITs) and companies that are principally engaged in the real estate industry. Under normal circumstances, the Portfolio intends to invest at least 75% of the value of its assets in these securities.

   The Portfolio's investment objective is a fundamental policy which may not be changed without shareholder approval. Policies and limitations are considered at the time of purchase and the sale of instruments is not required in the event of a change in circumstances. There can be no assurance that the Portfolio will achieve its objective.

  REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. The Portfolio intends to emphasize investment in equity REITs.

   In determining whether an issuer is "principally engaged" in the real estate industry, PRS seeks companies which derive at least 50% of their gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate. The equity securities of real estate companies considered for purchase by the Portfolio will consist of shares of beneficial interest, marketable common stock, rights or warrants to purchase common stock, and securities with common stock characteristics such as preferred stock and debt securities convertible into common stock.

   The Portfolio may also invest up to 25% of its total assets in (a) marketable debt securities of companies principally engaged in the real estate industry, (b) mortgage-backed securities such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs") (see "Investment Techniques and Related Risks"); or (c) short-term investments.

   The Portfolio invests in debt securities only if, at the date of investment, they are rated within the four highest grades as determined by Moody's Investors Services, Inc. (Aaa, Aa, A or Baa) or by Standard & Poor's Corporation (AAA, AA, A or BBB) or, if not rated or rated under a different system, are judged by PRS to be of equivalent quality to debt securities so rated. (See Appendix for a description of these ratings.) Securities rated Baa or BBB are medium grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments in the case of such obligations than is the case for higher grade securities. The Portfolio may, but is not obligated to, dispose of debt securities whose credit quality falls below investment grade. Unrated debt securities may be less liquid than comparable rated debt securities and may involve somewhat greater risk than rated debt securities.

   For temporary defensive purposes (as when market conditions in real estate securities are extremely adverse such that PRS believes there are extraordinary risks associated with investment therein), the Portfolio may invest up to 100% of its total assets in short-term investments such as money market instruments consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; repurchase agreements; certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; high-grade commercial paper rated, at time of purchase, in the top two categories by a national rating agency or determined to be of comparable quality by PRS or ABKB at the time of purchase; and other long- and short-term instruments which are rated A or higher by S&P or Moody's at the time of purchase.

Risk Considerations

   The Real Estate Portfolio is non-diversified under the federal securities laws. As a non-diversified portfolio, there is no restriction under the 1940 Act on the percentage of assets that may be invested at any time in the securities of any one issuer. To the extent that the Real Estate Portfolio is not fully diversified, it may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified. In addition, investments by the Real Estate Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

   Although the Real Estate Portfolio does not invest directly in real estate, it does invest primarily in real estate securities and accordingly concentrates its investment in the real estate industry. Accordingly, the value of shares of the Real Estate Portfolio will fluctuate in response to changes in economic conditions within the real estate industry. Risks associated with the direct ownership of real estate and with the real estate industry in general include, among other things, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; over-building; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from flood, earthquakes or other natural disasters; limitations on and variations in rents; dependency on property management skill; the appeal of properties to tenants; and, changes in interest rates. The Real Estate Portfolio may also invest in mortgage-backed securities as described above. The risks associated with such securities are described in the section "Mortgage-Backed Securities."

   Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.
Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. As the Portfolio may invest in new or unseasoned REIT issuers, it may be difficult or impossible for PRS or ABKB to necessarily ascertain the value of each of such REIT's underlying assets, management capabilities and growth prospects. In addition, REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax or distributed income under the Internal Revenue Code of 1986, as amended (the "Code") and failing to maintain their exemptions from the 1940 Act. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry. The Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio itself.

   REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REITs' investment in fixed rate obligations usually rises. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

   In addition, investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be more subject to abrupt or erratic price movements than larger capitalization stocks included in the S&P 500 Index.

   The Portfolio commenced operations on March 1, 1995 based upon an initial capitalization of $5 million provided by Phoenix Home Life. The ability of the Portfolio to raise additional capital for investment purposes may directly effect the spectrum of portfolio holdings and performance. While many of the officers and directors of PRS are experienced real estate professionals, based upon its relatively recent formation and involvement with real estate securities, PRS does not have an operating history of investing in the types of real estate securities expected to be held within the Real Estate Portfolio. Even though PRS is an affiliate of PIC, PRS has no prior experience as an investment adviser.

                            INVESTMENT TECHNIQUES
                              AND RELATED RISKS

  In addition to the investment policies described above, the Fund may utilize the following investment practices or techniques.

  Securities and Index Options. All Portfolios (other than the Real Estate Portfolio) may enter into option transactions. These instruments are referred to as "derivatives" as their value is derived from the value of any underlying security or securities index. Securities and index options and the related risks are summarized below and are described in more detail in the Statement of Additional Information.

  Writing (Selling) Call and Put Options. A call option on a security or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a call option has the obligation to sell the underlying security or foreign currency at the exercise price. A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

  A put option on a security or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

  The Capital Appreciation, Bond, and International Emerging Markets Portfolios may write exchange-traded call options on its securities. Call options may be written on portfolio securities and on securities indices, and in addition, in the case of the Capital Appreciation, International and Emerging Markets Portfolios, on foreign currencies. These Portfolios, may write call and put options on an exchange or over the counter. Call options on portfolio securities will be covered since the Portfolio utilizing this investment technique will own the underlying securities or other securities that are acceptable for a segregated account at all times during the option period. Segregated accounts will contain only cash, U.S. Government securities or other liquid high quality debt obligations. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Call options on foreign currencies and put options on securities and foreign currencies will be covered by securities acceptable for a segregated account. No Portfolio utilizing this investment technique may write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts or if required under regulations of state securities administrators.

  A Portfolio utilizing this investment technique will write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.

  During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to a Portfolio's ability to close out options it has written.

  During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for any appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a Portfolio's ability to close out options it has written.

  Purchasing Call and Put Options, Warrants and Stock Rights. The Bond Portfolio may invest up to 5% of its total assets in exchange-traded call and put options on securities and, if appropriate, securities indices. The Capital Appreciation, International and Emerging Markets Portfolios each may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities and securities indices and foreign currencies. Purchases of such options by any Portfolio may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. A Portfolio utilizing this investment technique will invest in call and put options whenever, in the opinion of the Adviser, a hedging transaction is consistent with the investment objectives of a Portfolio. A Portfolio utilizing this investment technique may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that a Portfolio may lose the premium it paid plus transaction costs.

  Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. The Capital Appreciation, International and Emerging Markets Portfolios may each invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the New York Stock Exchange or the American Stock Exchange. The Bond Portfolio will not invest in warrants and stock rights except where they are acquired in units or attached to other securities.

  Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored or caused to be monitored by PIC and verified in appropriate cases.

  A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the Capital Appreciation, International or Emerging Markets Portfolios may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Portfolio writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which such Portfolio originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

  The Fund understands the position of the staff of the Securities and Exchange Commission (the "SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the Portfolio. A brief description of these procedures and related limitations appears under "Investment Objectives and Policies--Over-the-Counter Options" in the Statement of Additional Information.

  Financial Futures and Related Options. The Bond, Capital Appreciation, International and Emerging Markets Portfolios may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of their portfolio securities or securities which they intend to purchase or in the exchange rate of foreign currencies. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. Investment techniques related to financial futures and options are summarized below and are described more fully in the Statement of Additional Information.

  Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. See "Foreign Currency Transactions". A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

  The Bond, Capital Appreciation, International and Emerging Markets Portfolios may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts. The Capital Appreciation, International and Emerging Markets Portfolios may enter into financial futures contracts on foreign currencies.

  The Bond, Capital Appreciation, International and Emerging Markets Portfolios will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, the Portfolios will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to the Portfolio's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U. S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Portfolio's initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which a Portfolio may enter into financial futures contracts and related options may also be limited by requirements of the Internal Revenue Code for qualification as a regulated investment company.

  Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that PIC could be incorrect in its expectations as to the direction or extent of various interest rate movements or foreign currency exchange rates, in which case a Portfolio's return might have been greater had hedging not taken place. There is also the risk that a liquid secondary market may not exist, and the loss from investing in futures contracts is potentially unlimited because the Portfolio may be unable to close its position. The risk in purchasing an option on a financial futures contract is that a Portfolio will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to a Portfolio while the purchase or sale of the contract would not have resulted in a loss.

  Repurchase Agreements. Portfolios may invest in repurchase agreements, either for temporary defensive purposes necessitated by adverse market conditions or to generate income from its excess cash balances, provided that no more than 10% of a Portfolio's total assets may be invested in the aggregate in repurchase agreements having maturities of more than seven days and in all other illiquid securities. A repurchase agreement is an agreement under which the Portfolio acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, a broker or a dealer, subject to resale to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. A repurchase agreement acquired by a Portfolio will always be fully collateralized by the underlying instrument, which will be marked to market every business day. The underlying instrument will be held for the Fund's account by the Fund's custodian bank until repurchased. Investors in the Bond Portfolio should be aware that investments in repurchase agreements do not generate income exempt from federal income taxation.

  The use of repurchase agreements involves certain risks such as default by or the insolvency of the other party to the repurchase agreement. Repurchase agreements will be entered into only with commercial banks, brokers and dealers considered by the Fund to be creditworthy.

  Lending Portfolio Securities. In order to increase the return on its investment, the Bond, Capital Appreciation, International and Emerging Markets Portfolios may each lend its portfolio securities to broker-dealers and other financial institutions in amounts up to 25% of the market or other fair value of its total assets. Loans of portfolio securities will always be fully collateralized and will be made only to borrowers considered by PIC to be credit-worthy. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases the loss of rights in the collateral should the borrower fail financially. See the Statement of Additional Information.

  Variable and Floating Rate Securities. The Bond Portfolio may invest in municipal securities which bear rates of interest that are adjusted periodically according to a formula intended to minimize fluctuations in the values of the instruments. These municipal securities are referred to as variable or floating rate instruments. See the Statement of Additional Information.

  When-Issued Securities. The Bond and Emerging Markets Portfolios may commit to purchase new issues of securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the commitment to purchase date. During the period between purchase and settlement, the Portfolio does not earn interest. Upon settlement, the security's market value may be more or less than the purchase price.

  Foreign Currency Transactions. The value of the assets of the Capital Appreciation, International and Emerging Markets Portfolios as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. Each Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. At the time of the purchase of a forward foreign currency exchange contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the contract, minus the Portfolio's initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

  When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a Portfolio is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. A Portfolio utilizing this investment technique may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

  When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

  It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Portfolio utilizing this investment technique to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

  If the Portfolio utilizing this investment technique retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio would realize gains to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Portfolio will have to convert its holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

  Mortgage-Backed Securities. The Real Estate Portfolio may also invest up to 25% of its total assets in mortgage- backed securities such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"). CMOs are derivative securities or "derivatives" and are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (GNMA), the Federal National Mortgage Association, or Federal National Mortgage Association. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.

  The Portfolio may also invest in pass through securities that are derived from mortgages. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee).

  The Portfolio may purchase pass-through securities at a premium or at a discount. The values of pass-through securities in which the Portfolio may invest will fluctuate with changes in interest rates. The value of such securities varies inversely with interest rates, except that when interest rates decline, the value of pass-through securities may not increase as much as other debt securities because of the prepayment feature. Changes in the value of such securities will not affect interest income from those obligations but will be reflected in the Portfolio's net asset value.

  A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates, or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of prepayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass- throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but are usually are lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment.

  Brady Bonds. The Emerging Markets Portfolio may invest in Brady Bonds, which are securities created through the exchange of commercial bank loans to public and private entities in emerging markets for new bonds under a debt restructuring plan (the "Brady Plan".) Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Brazil, Dominican Republic, Costa Rica, Argentina, Nigeria and the Philippines, among other countries.

  The interest and repayment of principal of Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated collateralized Brady Bonds, which may be fixed- or floating- rate bonds, are generally, but may not be, collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

  In light of the uncollateralized component of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be speculative.

  Loan Participations and Assignments. The Emerging Markets Portfolio may also invest in fixed- or floating-rate loans arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("lenders"). Generally, investments in loans would be in the form of loan participations and assignments of loan portfolios from third parties.

  When investing in a loan participation, the Portfolio will typically have the right to receive payments from the lender to the extent that the lender receives payments from the borrower. In addition, the Portfolio will be able to enforce its rights through the lender, and not directly against the borrower. As a result, in a loan participation the Portfolio assumes credit risk with respect to both the borrower and the lender.

  When the Portfolio purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Portfolio's obligations may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be illiquid.

                           INVESTMENT RESTRICTIONS

  The investment restrictions to which each Portfolio is subject, together with the investment objectives of the Portfolio, are fundamental policies of the Fund which may not be changed as to any Portfolio without the approval of such Portfolio's shareholders. Among the more significant restrictions, each Portfolio (other than the Real Estate Portfolio) may not (i) invest more than 5% of its total assets in securities issued or guaranteed by any one issuer (except the U.S. Government and its agencies or instrumentalities; and, in the case of each of the Capital Appreciation and International Portfolios, any foreign government, its agencies and instrumentalities) or (ii) purchase more than 10% of the outstanding voting securities or more than 10% of the securities of any class of any one issuer. In addition no

Portfolio may (i) purchase a restricted security or a security for which market quotations are not readily available or a repurchase agreement having a maturity longer than seven days if as a result of such purchase more than 10% of the Portfolio's total assets would be invested in such securities; or (ii) borrow in excess of 10% of the market or other fair value of its total assets or pledge its assets to an extent greater than 15% of the market or other fair value of its total assets (any borrowings are to be from banks and undertaken only as a temporary measure for administrative purposes).

  The Bond Portfolio will not purchase securities while temporary bank borrowings in excess of 5% of its net assets are outstanding. No such restriction exists with respect to the other Portfolios. Any investment gains made with monies borrowed in excess of interest paid will cause the net asset value of the Portfolio's shares to rise faster than would otherwise be the case. On the other hand, the risk of leveraging is that if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to the Portfolio, the net asset value of the Portfolio will decrease faster than would otherwise be the case.

  Within certain limitations (see the Statement of Additional Information) each Portfolio may invest up to 10% of its total assets in shares of other investment companies provided that immediately after any such investment not more than 3% of the voting stock of another investment company would be owned by the Portfolio. The International Portfolio presently intends to invest in other investment companies within such limitations. As a shareholder in another investment company a Portfolio will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to payment of the advisory fee to the Adviser with respect to assets so invested.

  The Portfolios' investment restrictions are fully described in the Statement of Additional Information.

                              PORTFOLIO TURNOVER

  Each Portfolio pays brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Portfolio and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income.

  The rate of portfolio turnover is not a limiting factor when the Adviser deems portfolio changes appropriate. Portfolio turnover rates for the fiscal years for each Portfolio are shown in the section "Financial Highlights". The portfolio turnover rate for the Capital Appreciation Portfolio will probably be substantially higher than that of other investment companies with similar investment objectives because of the Adviser's strict sell discipline. If a security underperforms the Adviser's expectations it is generally sold. Portfolio turnover rate is calculated by dividing the lesser of purchases and sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding short-term securities). The turnover rate may vary greatly from year to year and may be affected by cash requirements for redemptions of shares of a Portfolio and by compliance with provisions of the Code relieving investment companies which distribute substantially all of their net income from federal income taxation on the amounts distributed.

                            MANAGEMENT OF THE FUND

  The Fund is a mutual fund technically known as an open- end management investment company. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Fund and perform the various duties imposed on Trustees by the 1940 Act and Massachusetts business trust law.

The Advisers

   The investment adviser to the Bond, Capital Appreciation, International and Emerging Markets Portfolios is Phoenix Investment Counsel, Inc. (PIC), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Duff & Phelps Corporation of Chicago, Illinois. Prior to November 1, 1995 PIC and Equity Planning were indirect, wholly-owned subsidiaries of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut. Phoenix Home Life is a majority shareholder of Phoenix Duff & Phelps Corporation. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut 06115- 2520. In addition to the Fund, PIC also serves as investment adviser to Phoenix Series Fund, Phoenix Total Return Fund, Inc. and The Phoenix Edge Series Fund (all Series other than the Real Estate Securities Series) and as sub-adviser to the Chubb America Fund, Inc., SunAmerica Series Trust, JNL Series Trust and American Skandia Trust. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 1995, PIC had approximately $18.48 billion in assets under management.

   The investment adviser to the Real Estate Portfolio is Phoenix Realty Securities, Inc., which is located at 38 Prospect Street, Hartford, Connecticut 06115. PRS was formed in 1994 as an indirect subsidiary of Phoenix Home Life. As of December 31, 1995, PRS had approximately $1.4 billion in assets under management. ABKB/LaSalle Securities Limited Partnership
(ABKB), a subsidiary of LaSalle Partners, serves as sub-adviser to the Real Estate Portfolio. ABKB's principal place of business is located at 100 East Pratt Street, Baltimore, Maryland 21202. ABKB has been a registered investment adviser since 1979 and has approximately $1.5 billion under management, as of December 31, 1995.

   The investment advisers furnish investment programs for each Portfolio under their management and manage the investment and reinvestment of the assets of each Portfolio under their management subject at all times to the supervision of the Trustees. PRS and ABKB shall periodically assess the investment program of the Real Estate Portfolio and, under PRS' direction, ABKB shall effectuate investment and reinvestment decisions. The investment advisers are responsible for monitoring the services provided to the Fund. The investment advisers, at their expense, furnish to the Fund adequate office space and facilities and certain administrative services, including the services of any member of their staffs who serves as an officer of the Fund.

   The Investment Advisory Agreements have been approved by the Trustees. The Investment Advisory Agreements between the Fund and the Advisers have been approved by relevant Shareholders.

   For managing, or directing the management of the investments of the Bond, Capital Appreciation, International and Emerging Markets Portfolios, PIC is entitled to a fee, payable monthly, at the following annual rates:

                               1st          $1-2         $2+
       Portfolio            $1 Billion     Billion     Billion
Bond                           .45%          .40%        .35%
Capital Appreciation           .75%          .70%        .65%
International                  .75%          .70%        .65%
Emerging Markets               .75%          .70%        .65%

   For managing, or directing the management of the investments of the Real Estate Portfolio, PRS is entitled to a monthly fee at the annual rate of 0.75% of the average aggregate daily net asset values of the Portfolio up to $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion. For implementing portfolio transactions, and providing research and other services to the Portfolio, PRS pays a monthly subadvisory fee to ABKB from PRS' management fees at the annual rate of 0.45% of the average aggregate daily net asset values of the Portfolio up to $1 billion; 0.35% of such value between $1 billion and $2 billion; and 0.30% of such value in excess of $2 billion. The total advisory fee of 0.75% of the aggregate net assets of the Portfolios is greater than that for most mutual funds; however, the Trustees have determined that it is similar to fees charged by other mutual funds whose investment objectives are similar to those of the Portfolios.

   For its services to the Bond, Capital Appreciation, International and Emerging Markets Portfolios of the Fund during the fiscal year ended November 30, 1995, PIC received a fee of $5,195,316. For the period from inception, March 1, 1995 through the fiscal year ended November 30, 1995 the Adviser for the Real Estate Portfolio received a fee of $51,536.

  PRS has agreed to reimburse the Real Estate Securities Portfolio's operating expenses related to Class A Shares and Class B Shares for the amount, if any, by which such operating expenses for the fiscal year ended November 30, 1995 exceed 1.30% and 2.05%, respectively, of the average net assets. PIC has agreed to reimburse the Emerging Markets Portfolio's operating expenses related to Class A Shares and Class B Shares for the amount, if any, by which such operating expenses for the fiscal year ended November 30, 1996 exceed 1.50% and 2.25%, respectively, of the average net assets.

The Portfolio Managers

Bond Portfolio

   Mr. James D. Wehr has served as portfolio manager of the Phoenix Tax-Exempt Bond Portfolio since 1988 and as such is primarily responsible for the day-to-day management of the portfolio. Mr. Wehr has also served as a Vice President of PIC since 1991, and as a Vice President of National Securities & Research Corporation since May 1993. Mr. Wehr became the Portfolio Manager of Phoenix California Tax-Exempt Bond Portfolio on July 31, 1993. Until November 1995 Mr. Wehr was also Managing Director, Public Fixed Income, Phoenix Home Life Mutual Insurance Company and held various positions with Phoenix Home Life since 1981.

Capital Appreciation Portfolio

   Mr. John T. Wilson has served as portfolio manager of the Phoenix Capital Appreciation Portfolio since January 1995 and as co-manager of the Portfolio since January 1994, and as such is primarily responsible for the day-to-day management of the portfolio. Mr. Wilson has also served as co-manager of the Phoenix Worldwide Opportunities Fund since April, 1994. Mr. Wilson has been portfolio manager of the Growth Series of The Phoenix Edge Series Fund since January, 1992. He is also a Vice President of PIC. From 1990 until November, 1995 Mr. Wilson was Portfolio Manager, Common Stock, Phoenix Home Life Mutual Insurance Company and held various positions with Phoenix Home Life since 1990.

International Portfolio

   Ms. Jeanne H. Dorey has served as portfolio manager of the Phoenix International Portfolio since February, 1993 and as such is primarily responsible for the day-to-day management of the portfolio. Ms. Dorey is also the Portfolio Manager of the International Series of The Phoenix Edge Series Fund, which is also advised by PIC. Ms. Dorey has served as a Vice President of PIC since April, 1993, and as a Vice President of Phoenix Worldwide Opportunities Fund and National Securities & Research Corporation since May, 1993. From 1993 until November, 1995 Ms. Dorey was Portfolio Manager, Common Stock, Phoenix Home Life Mutual Insurance Company. From 1990 to 1992, Ms. Dorey was an Investment Analyst and Portfolio Manager with Pioneer Group, Inc.

Emerging Markets Portfolio

   Mr. Curtiss O. Barrows and Mr. Peter S. Lannigan are the co-managers of the Emerging Markets Portfolio and as such, Mr. Barrows and Mr. Lannigan are primarily responsible for the day-to-day management of the portfolio. Mr. Barrows is also portfolio manager of the High Yield Series of the Phoenix Series Fund and the Bond Series of The Phoenix Edge Series Fund and is a Vice President of PIC. Mr. Barrows has also been a Vice President of National Securities & Research Corporation since 1993. Until November, 1995 Mr. Barrows was Portfolio Manager, Public Bonds, Phoenix Home Life Mutual Insurance Company and held various positions with Phoenix Home Life since 1985.

   Mr. Lannigan has served as co-manager of the portfolio since April, 1995 and is a Vice President of PIC. From 1993 until November, 1995 Mr. Lannigan was Director, Public Fixed

Income, Phoenix Home Life Insurance Company. From 1989 to 1993 Mr. Lannigan was Associate Director of the Bond Rating Group, Standard & Poor's Corp.

Real Estate Portfolio

   Barbara Rubin, President of PRS and William K. Morrill, Jr., Managing Director of ABKB share primary responsibility for managing the assets of the Real Estate Portfolio. Barbara Rubin has over 19 years real estate experience and has been associated with Phoenix Home Life for the past 13 years. William Morrill has over 15 years of investment experience and has been a portfolio manager with ABKB since 1985.

The Financial Agent

   Equity Planning also acts as financial agent of the Fund and, as such, performs bookkeeping and pricing services and certain other administrative functions for the Fund. Equity Planning receives a quarterly fee based on the average of the aggregate daily net asset values of the Fund at an annual rate of $300 per $1 million. For its services during the Fund's fiscal year ended November 30, 1995, Equity Planning received $227,721, or 0.03% of average net assets.

The Custodians and Transfer Agent

   The custodian of the assets of the Bond Portfolio, Capital Appreciation Portfolio, Real Estate Portfolio and Emerging Markets Portfolio is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, 02101. The custodian of the assets of the International Portfolio is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The Fund has authorized the custodians to appoint one or more subcustodians for the assets of the Fund held outside the United States. The securities and other assets of each Portfolio of the Fund are held by each Custodian or any subcustodian separate from the securities and assets of each other Portfolio.

   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Fund (the "Transfer Agent") for which it is paid $19.25 for each designated daily dividend shareholder account and $14.95 for each designated non-daily dividend shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage sub-agents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent. The Advisers (other than ABKB) may also select affiliated broker- dealers to execute transactions for the Fund, provided that the commissions, fees or other remuneration paid to such affiliated brokers is reasonable and fair as compared to that paid to non- affiliated brokers for comparable transactions.

Brokerage Commissions

   Although the Rules of Fair Practice of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such Rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are subject to such Rules and to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund. Pursuant to the terms of the Sub-Advisory Agreement between PRS and ABKB, ABKB is responsible for decisions to buy and sell securities for the Real Estate Portfolio, for broker selection, and for the negotiation of brokerage commission rates under standards established and periodically reviewed by the Trustees. The Advisers (other than ABKB) may also select affiliated broker-dealers to execute transactions for the Fund, provided that the commissions, fees or other remuneration paid to such affiliated brokers is reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

                              DISTRIBUTION PLANS

  The offices of Equity Planning, the National Distributor of the Fund's shares, are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Philip R. McLoughlin is a Trustee and President of the Fund and a director and officer of Equity Planning. Martin J. Gavin, a Director and officer of Equity Planning, is an officer of the Fund. Michael
E. Haylon, a director of Equity Planning, is an officer of the Fund. G. Jeffrey Bohne, James M. Dolan, Nancy G. Curtiss, William R. Moyer, William J. Newman and Leonard J. Saltiel are officers of the Fund and officers of Equity Planning.

  Equity Planning and the Fund have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Fund shares sold subject to an initial sales charge and those sold subject to a contingent deferred sales charge. The Fund has granted Equity Planning the exclusive right to purchase from the Fund and resell, as principal, shares needed to fill unconditional orders for Fund shares. Equity Planning may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with banks or bank- affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks or bank- affiliated securities brokers are not permitted under the Glass- Steagall Act, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with banks or bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Portfolio of the Fund.

  The sale of Fund shares through a securities broker affiliated with a particular bank is not expected to preclude the Fund from borrowing from such bank or from availing itself of custodial or transfer agency services offered by such bank.

  The Trustees adopted a distribution plan on behalf of the Class A Shares of the Bond Portfolio on February 24, 1988 and on behalf of the Class A Shares 25 of the Capital Appreciation Portfolio and the International Portfolio on August 23, 1989, pursuant to Rule 12b-1 under the 1940 Act. The Trustees adopted a distribution plan on behalf of the Real Estate Portfolio on November 16, 1994 and a distribution plan for the Emerging Markets Portfolio on February 15, 1995. Each of these Class A Share Plans have been approved by the shareholders of each Portfolio and authorize the payment to Equity Planning of amounts not exceeding 0.25% annually of the average daily net assets of each respective Portfolio for each year elapsed after the inception of such Plans. Under a separate plan adopted by the Trustees (including a majority of the non-interested or independent trustees) and ratified by the initial sole shareholder of Class B Shares of each Portfolio, the Fund is authorized to pay up to 1.00% annually of the average daily net assets representing Class B Shares of each Portfolio to Equity Planning.

  Although under no contractual obligation to do so, the Fund intends to make such payments to Equity Planning (i) as commissions for shares of the Portfolios sold, all or any part of which commissions will be paid by the Equity Planning upon receipt from the Fund to others (who may be other dealers or registered representatives of Equity Planning), (ii) to enable Equity Planning to pay to such others maintenance or other fees in respect of the Portfolio shares sold by them and remaining outstanding on the Fund's books during the period in respect of which the fee is paid (the "Service Fee") and (iii) to enable Equity Planning to pay to bank affiliated securities brokers maintenance or other fees in respect of shares of the Portfolios purchased by their customers and remaining outstanding on the Fund's books during the period in respect of which the fee is paid. The portion of the above fees paid by the Fund to Equity Planning as "Service Fees" shall not exceed 0.25% annually of the average daily net assets of the class to which such fee relates. Payments, less the portion thereof paid by Equity Planning to others, may be used by Equity Planning for its expenses of distribution of shares of the Portfolios. If expenses of distribution of shares of a Portfolio or a Class of a Portfolio exceed payments and any sales charges retained by Equity Planning, the Fund is not required to reimburse Equity Planning for excess expenses; if payments and any sales charges retained by Equity Planning exceed expenses of distribution of shares of the Portfolios, Equity Planning may realize a profit.

  The Class A Share and Class B Share Rule 12b-1 plans (collectively the "Plans") each require that at least quarterly the Trustees review a written report with respect to the amounts expended under the Plans and the purposes for which such expenditures were made. While the Plans are in effect, the Fund will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Fund to the discretion of other Trustees who are not interested persons.

  In order to receive payments under the Plans, participants must meet such qualifications as are to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmissions of such purchases or sales by computerized tape or other electronic equipment; or other batch processing.

  For the fiscal year ended November 30, 1995, the Fund paid $1,868,888 under the Class A Plan and $115,162 under the Class B Plan. The fees were used to compensate unaffiliated broker-dealers for servicing shareholder's accounts, compensating sales personnel and reimbursing the Distributor for commission expenses and expenses related to preparation of the marketing material. On a quarterly basis, the Fund's Trustees review a report on expenditures under each Plan and the purposes for which expenditures were made.

  The National Association of Securities Dealers ("NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend either or both Plans.

                              HOW TO BUY SHARES

  The minimum initial investment is $500, and the minimum subsequent investment is $25. Both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Equity Planning, or pursuant to the Systematic Exchange Privilege (see Statement of Additional Information). Completed application for the purchase of shares should be mailed to Phoenix Funds, c/o State Street Bank and Trust, P.O. Box 8301, Boston, MA 02266-8301.

  Each class of shares of a Portfolio represents an interest in the same portfolio of investments of the Fund, has the same rights, and is identical to the other in all respects, except that Class B Shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution services fee and any incremental transfer agency costs) resulting from such sales arrangement. Each class has exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which its distribution services fee is paid and each class has different exchange privileges. Only the Class B Shares are subject to a conversion feature. The net income attributable to Class B Shares and the dividends paid on Class B Shares will be reduced by the amount of the higher distribution services fee and incremental expenses associated with such distribution services fee; likewise, the net asset value of the Class B Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

  Subsequent investments for the purchase of full and fractional shares in amounts of $25 or more may be made through an investment dealer or by sending a check to Phoenix Funds, c/o State Street Bank and Trust, P.O. Box 8301, Boston, MA 02266- 8301. Share certificates representing any number of full shares will be issued only on request, and subject to certain conditions. A fee may be incurred by the shareholder for a lost or stolen share certificate. Sales personnel of broker/dealers distributing the Fund's shares may receive different compensation for sales of Class A and Class B Shares.

  The Fund offers combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with Class B Shares. Under certain circumstances, shares of the Fund or shares of any other Phoenix Fund (except Phoenix Multi-Sector Short Term Bond Fund Class A Shares held less than 6 months and Class A Shares of the Phoenix Money Market Series of the Phoenix Series Fund), may be exchanged for shares of the same class on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Phoenix Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares from any other Phoenix Fund. On Class B share exchanges, the contingent deferred sales charge schedule of the original shares purchased is not taken and continues to apply.

Alternative Sales Arrangements

   The alternative purchase arrangement permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution service fee and contingent deferred sales charges on Class B Shares prior to conversion would be less than the initial sales charge and accumulated distribution fee on Class A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Class A Shares. In this regard, Class A Shares will normally be more beneficial to the investor who qualifies for certain reduced initial sales charges. For this reason, the Underwriter intends to limit sales of Class B Shares sold to any shareholder to a maximum total value of $250,000. Class B Shares sold to unallocated qualified employer sponsored plans will be limited to a total value of $1,000,000.

   Class B Shares sold to allocated qualified employer sponsored plans, including 401(k) plans, will be limited to a maximum total value of $250,000 for each participant. The Distributor reserves the right to decline the sale of Class B Shares to allocated qualified employer sponsored plans not utilizing an approved participant tracking system. In addition, Class B Shares will not be sold to any qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees. Class B Shares will also not be sold to investors who have reached the age of 85 because of such persons' expected distribution requirements.

   Class A Shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A Shares because the accumulated continuing distribution charges on Class B Shares may exceed the initial sales charge on Class A Shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charge, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B Shares to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a five-year period, being subject to a contingent deferred sales charge.

Initial Sales Charge Alternative--Class A Shares

   The public offering price of Class A Shares is the net asset value plus a sales charge, as set forth below. Offering prices become effective at the close of the general trading session of the New York Stock Exchange. Orders received by dealers prior to such time are confirmed at the offering price effective at that time, provided the order is received by State Street Bank and Trust Company prior to its close of business.

   The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of the Fund made at one time by "any person," which term includes an individual, an individual and his/her spouse and their children under the age of 21, or a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved.

   Class A Shares of the Fund are offered to the public at the net asset value next computed after the purchase order is received by State Street Bank and Trust Company plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge is reduced on a graduated scale on single purchases on $50,000 or more as shown below.
                         Sales Charge     Sales Charge     Dealer Discount
                         as Percentage    as Percentage      or Agency Fee
      Amount of           of Offering       of Amount       as Percentage of
     Transaction             Price           Invested       Offering Price*
 ---------------------   --------------   --------------   ------------------
Less than $50,000             4.75%            4.99%               4.25%
$50,000 but under
  $100,000                    4.50%            4.71%               4.00%
$100,000 but under
  $250,000                    3.50%            3.63%               3.00%
$250,000 but under
  $500,000                    3.00%            3.09%               2.75%
$500,000 but under
  $1,000,000                  2.00%            2.04%               1.75%
$1,000,000 or more            None             None                None**

Equity Planning has agreed to pay broker/dealers with whom it has sales agreements, additional dealer discounts in connection with the aggregate purchases (net of redemptions) of any combination of Class A and Class B Shares of the Emerging Markets Portfolio and Class A and Class B Shares of any other Phoenix Fund designated by Equity Planning, as shown below, provided such purchases are made between October 16, 1995 and March 29, 1996. These additional fees shall be paid exclusively from Equity Planning's own profits and resources and do not apply to the purchase of shares for which sales charges are not applicable.

                          Additional Dealer Discount or Agency
 Aggregate Purchases      Fee as Percentage of Offering Price
---------------------     -------------------------------------
Up to $249,999                            0.50%
$250,000 or more                          1.00%

*Equity Planning will sponsor sales contests, training and educational meetings and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Brokers and dealers other than Equity Planning may also make customary additional charges for their services in effecting purchases, if they notify the Fund of their intention to do so. Equity Planning shall also pay service and retention fees, from its own profits and resources, to qualified wholesalers in connection with the sale of shares of Phoenix Funds (exclusive of Class A Shares of Phoenix Money Market Series) by registered financial institutions and related third party marketers.

** In connection with Class A Share purchases (and subsequent purchases in any amount) by accounts held in the name of qualified benefit plans with at least 100 eligible employees, Equity Planning may pay broker/dealers, from its own resources, an amount equal to 1% on the first $3 million of purchases, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million.

In connection with Class A Share purchases of $1,000,000 or more (or subsequent purchases in any amount), excluding purchases by qualified employee benefit plans as described above, Equity Planning may pay broker-dealers, from its own profits and resources, a percentage of the net asset value of any shares sold as set forth below:

      Purchase Amount          Payment to Broker-Dealer
 --------------------------   ---------------------------
$1,000,000 to $3,000,000                   1%
$3,000,001 to $6,000,000                0.50 of 1%
$6,000,001 or more                      0.25 of 1%

Equity Planning has agreed to pay broker/dealers with whom it has sales agreements, an additional amount equal to 0.50% of the purchase price on purchases of $1,000,000 or more of any combination of Class A Shares of the Emerging Markets Portfolio and/or Class A Shares of any other Phoenix Fund designated by Equity Planning, provided such purchases are made between October 16, 1995 and March 29, 1996. This additional fee shall be paid exclusively from Equity Planning's own profits and resources.

If part or all of such an investment including investments by qualified employee benefit plans is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor a pro rata portion of any amounts paid with respect to the investment.

How To Obtain Reduced Sales Charges--Class A Shares

   Investors choosing the initial sales charge alternative under certain circumstances may be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

   Qualified Purchasers. No sales charge will be imposed on sales of shares to: (1) any Phoenix Fund trustee, director or officer; (2) any director or officer, or to any full-time employee or sales representative (who has acted as such for at least 90 days), of the Adviser or of Equity Planning; (3) registered representatives and employees of securities dealers with whom Equity Planning has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Equity Planning; (6) any spouse, child, parent, grandparent, brother or sister of any person named in
(1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Equity Planing and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life or Equity Planning; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefits plans; (12) any state, county, city, instrumentality, department, authority or agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated accounts held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds if, in connection with the purchase or redemption of the redeemed shares, the investor paid a sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; or (16) any accounts established by financial institutions, broker/dealers or registered investment advisers that charge an account management fee or transaction fee, provided such entity has entered into an agreement for such program with the Distributor; provided that sales made to persons listed in
(1) through (15) above are made upon the written assurance that the purchase is made for investment purposes and that such shares will not be resold except to the Fund.

   Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A Shares sold to investors. The Distributor's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. The Distributor will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Distributor may elect to re- allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the

Distributor. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.

   Combination Purchase Privilege. Purchases, either singly or in any combination, of shares of the Fund or shares of any other Phoenix Fund (including Class B Shares and excluding Class A Shares of the Money Market Series), if made at a single time by a single purchaser, will be combined for the purpose of determining whether the total dollar amount of such purchases entitles the purchaser to a reduced sales charge on any purchases of Class A Shares. Each purchase of Class A Shares will then be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of such purchase is applicable to a single transaction of the total dollar amount of all such purchases. The term "single purchaser" includes an individual, or an individual, his spouse and their children under the age of majority purchasing for his or their own account (including an IRA account) including his or their own trust, commonly known as a living trust; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account, although more than one beneficiary is involved; multiple trusts or 403(b) plans for the same employer; multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held in record in the name, or nominee name, of the entity placing the order.

   Letter of Intent. Class A Shares or shares of any other Phoenix Fund (including Class B Shares and excluding Class A Shares of the Money Market Series) may be purchased by a "single purchaser" (as defined above) within a period of thirteen months pursuant to a Letter of Intent, in the form provided by Equity Planning, stating the investor's intention to invest in such shares during such period an amount which, together with the value (at their maximum offering prices on the date of the Letter) of the shares of the Class A Shares of the Fund or the Class A or Class B Shares of any other Phoenix Fund then owned by such investor, equals a specified dollar amount. Each purchase of shares made pursuant to a Letter of Intent will be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of purchase is applicable to a single transaction of the total dollar amount specified in the Letter of Intent.

   An investor's Letter of Intent is not a binding commitment of the investor to purchase or a binding obligation of the Fund or Equity Planning to sell a specified dollar amount of shares qualifying for a reduced sales charge. Accordingly, out of his initial purchase (and subsequent purchases if necessary), 5% of the dollar amount of purchases required to complete his investment is held in escrow in the form of shares (valued at the purchase price thereof) registered in the investor's name until he completes his investment, at which time escrowed shares are deposited to his account. If the investor does not complete his investment and does not within 20 days after written request by Equity Planning or his dealer pay the difference between the sales charge on the dollar amount specified in his Letter of Intent and the sales charge on the dollar amount of actual purchases, the difference will be realized through the redemption of an appropriate number of the escrowed shares and any remaining escrowed shares will be deposited to his account.

   Right of Accumulation. "Single purchasers" (as defined above) may also qualify for reduced sales charges based on the combined value of purchases of either class of shares of the Fund, or any other Phoenix Fund, made over time. Reduced sales charges are offered to investors whose shares, in the aggregate, are valued (i.e., the dollar amount of such purchases plus the then current value (at the public offering price as described in the then current prospectus relating to such shares) of shares of all Phoenix Funds owned) in excess of the threshold amounts described in the section entitled "Initial Sales Charge Alternative--Class A Shares". To use this option, the investor must supply sufficient account information to Equity Planning to permit verification that one or more purchases qualify for a reduced sales charge.

   Associations. A group or association may be treated as a "single purchaser" and qualify for reduced initial sales charges under the Combination Privilege and Right of Accumulation if the group or association
(1) has been in existence for at least six months; (2) has a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge;
(3) facilitates solicitation of the membership by the investment dealer, thus assisting in effecting economies of sales effort; and (4) is not a group whose sole organizational nexus is that the members are credit card holders of a company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Deferred Sales Charge Alternative--Class B Shares

   Investors choosing the deferred sales charge alternative purchase Class B Shares at net asset value per share without the imposition of a sales charge at the time of purchase. The Class B Shares are subject to a sales charge if redeemed within five years of purchase.

   Proceeds from the contingent deferred sales charge are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B Shares, such as the payment of compensation to selected dealers and agents for selling Class B Shares. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B Shares without a sales charge being deducted at the time of purchase.

   Contingent Deferred Sales Charge. Class B Shares which are redeemed within five years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

   The Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares sold by such dealers, subject to future amendment or termination. The Distributor will retain all or a portion of the continuing distribution fee assessed to Class B shareholders and will receive the entire amount of the contingent deferred sales charge paid by shareholders on the redemption of shares to finance the 4% commission plus interest and related marketing expenses.

   Equity Planning has agreed to pay broker/dealers with whom it has sales agreements, additional sales commissions in connection with the aggregate purchases (net of redemptions) of any combination of Class A and Class B Shares of the Emerging Markets Portfolio and Class A and Class B Shares of any other Phoenix Fund designated by Equity Planning, as shown below, provided such purchases are made between October 16, 1995 and March 29, 1996. These additional fees shall be paid exclusively from Equity Planning's own profits and resources and do not apply to the purchase of shares for which sales charges are not applicable.

                               Additional Commissions
 Aggregate Purchases       as Percentage of Offering Price
---------------------      -------------------------------
Up to $249,999                          0.50%
$250,000 or more                        1.00%

   The amount of the contingent deferred sales charges, if any, will vary depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the previous month.

                                  Contingent Deferred
                                    Sales Charge as
                                    a Percentage of
                                     Dollar Amount
Year Since Purchase                Subject to Charge
-------------------               -------------------
First                                      5%
Second                                     4%
Third                                      3%
Fourth                                     2%
Fifth                                      2%
Sixth                                      0%

   In determining whether a contingent deferred sales charge is applicable to a redemption, it will be assumed that any Class A Shares are being redeemed first; any Class B Shares held for over 5 years or acquired pursuant to reinvestment of dividends or distributions are redeemed next, any Class B Shares held longest during the five-year period are redeemed next, unless the shareholder directs otherwise. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

To provide an example, assume in 1990, an investor purchased 100 Class B Shares. In 1993, the investor purchased another 100 Class B Shares at $12 pershare. In 1995, the investor purchased 100 Class A Shares. Assume that in 1996 the investor owns 225 Class B Shares (15 Class B Shares resulting from dividend reinvestment and distributions upon the Class B Shares purchased in 1990 and 10 Class B Shares resulting from dividend reinvestment and distributions upon the Class B Shares purchased in 1993) as well as 100
Class A Shares. If the investor wished to then redeem 300 shares and had not specified a preference in redeeming shares: first, 100 Class A Shares would be redeemed without charge. Second, 115 Class B Shares purchased in 1990 (including 15 shares issued as a result of dividend reinvestment and distributions) would be redeemed next without charge. Finally, 85 Class B Shares purchased in 1993 would be redeemed resulting in a deferred sales charge of $27 [75 shares (85 shares minus 10 shares resulting from dividend reinvestment) x $12 (original price or current NAV if less than original) x 3% (applicable rate in the third year after purchase)].

   The contingent deferred sales charge is waived on redemptions of shares
(a) if redemption is made within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act
(UTMA) or other custodial account; (b) if redemption is made within one year of disability, as defined in Section 72(m)(7) of the Code; (c) in connection with the mandatory distributions upon reaching age 70-1/2 under any retirement plan qualified under Sections 401, 408 or 403(b) of the Code or any redemption resulting from the tax-free return of an excess contribution to an IRA; (d) in connection with redemptions by 401(k) plans using an approved participant tracking system for: participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) in connection with the exercise of certain exchange privileges among the Class B Shares of the Fund and Class B Shares of other Phoenix Funds; (f) in connection with any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualified plan; and (g) in accordance with the terms specified under the Systematic Withdrawal Program. If, upon the occurrence of a death as outlined above, the account is transferred to an account registered in the name of the deceased's estate, the contingent deferred sales charge will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable contingent deferred sales charge when redeemed.

   Class B Shares of the Fund will automatically convert to Class A Shares of the same Portfolio without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B Shares, and as a result, will thereafter be subject to the lower distribution fee under the Class A Plan. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B Shares that have been outstanding for a period of time sufficient for the National Distributor to have been compensated for distribution-related expenses.

For purposes of conversion to Class A Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) are converted to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also be converted to Class A Shares.

   The conversion of Class B Shares to Class A Shares is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service ("IRS") to the effect that (i) the assessment of the higher distribution fees and transfer agency costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and (ii) that the conversion of shares does not constitute a taxable event under federal income tax law. The Fund has not sought opinions of counsel as to these matters but has or shall apply to the IRS for such a ruling. While a ruling similar to the one sought by the Fund as to preferential dividends has been issued previously by the IRS with respect to Phoenix Multi-Sector Fixed Income Fund, Inc., complete assurance canot be given when or whether the Fund will receive a favorable ruling. While an adverse determination by the IRS is not expected, the Fund may be required to reassess the alternative purchase arrangement structure if the IRS does not rule favorably. In addition, were the IRS not to rule favorably, the Fund might make additional distributions if doing so would assist in complying with the Fund's general practice of distributing sufficient income to reduce or eliminate U.S. federal taxes. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion or ruling is no longer available. In that event, no further conversions of Class B Shares would occur, and shares might continue to be subject to the higher distribution fee for an indefinite period which may extend beyond the period ending six years after the end of the month in which affected Class B Shares were purchased.

                              INVESTOR ACCOUNTS
                            AND SERVICES AVAILABLE

  An account will be opened for the investor after the investor makes an initial investment. Shares purchased will be held in the shareholder's account by the Transfer Agent which will forward a statement each time there is a change in the number of shares in the account. At any time, a shareholder may request that a certificate be issued, subject to certain conditions, representing any number of full shares held in his or her account.

  The Fund mails periodic reports to its shareholders. In order to reduce the volume of mail, to the extent possible, only one copy of most Fund reports will be mailed to households for multiple accounts with the same surname at the same household address. Please contact Equity Planning to request additional copies of shareholder reports.

  Shareholder inquiries should be directed to the Fund at (800) 243-1574.

Bank Draft Investing Program (Investo-Matic Plan)

   By completing the Investo-Matic Section of the New Account Application, a shareholder may authorize the bank named in the form to draw $25 or more from his/her personal checking account on or about the 15th day of the month, to be used to purchase additional shares for his/her account. The amount the shareholder designates will be made available, in form payable to the order of Equity Planning, by the bank on the date the bank draws on his/her account and will be used to purchase shares at the applicable offering price. The shareholder or his or her registered representative may, by telephone or written notice, cancel or change the dollar amount being invested pursuant to the Investo-Matic Plan unless the shareholder has notified the Fund or Transfer Agent that his or her registered representative shall not have this authority.

Distribution Option

   The Fund currently declares all income dividends and all capital gain distributions, if any, payable in shares of the Fund at net asset value or, at the option of the shareholder, in cash. A shareholder may elect to: (1) receive both dividends and capital gain distributions in additional shares;
or (2) receive dividends in cash and capital gain distributions in additional shares; or (3) receive both dividends and capital gain distributions in cash.
If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered or remains uncashed by the shareholder due to an invalid address, then the dividend and/or distribution will be reinvested after the Transfer Agent has been informed that the proceeds are undeliverable. Additional shares will be purchased for the shareholder's account at the then current net asset value. Shareholders who maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds at net asset value. Shareholders should obtain a current prospectus and consider the objectives and policies of each such Fund carefully before directing dividends and distributions to the other Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Dividends and capital gain distributions received in shares are taxable to the shareholder and credited to the shareholder's account in full and fractional shares and are computed at the closing net asset value on the next business day after the record date. A distribution option may be changed at any time by notifying Customer Service by telephone at 800-243-1574 or sending a letter signed by the registered owner(s) of the account. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in the shareholder's account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, he/she will receive cash for the dividend or distribution regardless of the distribution option selected.

Systematic Withdrawal Program

   The Systematic Withdrawal Program allows shareholders to periodically redeem a portion of their shares on a predetermined monthly or quarterly, semiannual or annual basis. The designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to the shareholder's bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Class A shareholders participating in the Systematic Withdrawal Program must own shares of the Fund worth $5,000 or more, as determined by the then-current net asset value per share.

   To participate in the Systematic Withdrawal Program, Class B shareholders must initially own shares of the Fund worth $5,000 or more and elect to have all dividends reinvested in additional Class B Shares of the Fund. Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value to date net of non- Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges.

   The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Share investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Class B shareholders redeeming more shares than the percentage permitted under the Program shall be subject to any applicable contingent deferred sales charge. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits.

Tax-Sheltered Retirement Plans

   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

Exchange Privileges

   Shareholders may exchange Class A or Class B Shares held in book-entry form for shares of the same class of other Phoenix Funds (except Phoenix Multi-Sector Short Term Bond Fund Class A shares held less than 6 months and Class A Shares of the Phoenix Money Market Series), provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (5) if a shareholder has elected not to utilize the Telephone Exchange Privilege (see below), a properly executed exchange request must be received by State Street Bank and Trust Company.

   Subject to the above requirements for an exchange, a shareholder or his/her registered representative may, by telephone or written notice, elect to have Class A or Class B Shares of the Fund exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel the privilege ("Systematic Exchange").

   Shareholders who maintain an account balance in the Fund of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), may direct that shares of the Fund be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. If the shareholder is participating in the Self Security program offered by Phoenix Home Life, it is not necessary to maintain the above account balances in order to use the Systematic Exchange privilege.

   Such exchanges will be executed upon the close of business on the 10th of a month and if the 10th falls on a holiday or weekend, then at the close of business on the next succeeding business day. The minimum initial and subsequent amount that may be exchanged under the Systematic Exchange is $25. Systematic Exchange forms are available from Equity Planning.

   Exchanges will be based upon each Series' net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On exchanges of Class B Shares offered by other Phoenix Funds, the contingent deferred sales charge schedule of the original shares purchased continues to apply.

   The exchange of shares from one fund to another is treated as sale of the Exchanged Shares and a purchase of the Acquired

Shares for Federal income tax purposes. The shareholder may, therefore, realize a taxable gain or loss. See "Dividends, Distributions and Taxes" for information concerning the Federal income tax treatment of a disposition of shares.

  It is the policy of the Adviser to discourage and prevent frequent trading by shareholders among the Fund and other Phoenix Funds in response to market fluctuations. The Fund reserves the right to refuse exchange purchases by any person or broker/dealer if, in the Fund's or Adviser's opinion, the exchange would adversely affect the Fund's ability to invest according to its investment objectives and policies, or otherwise adversely affect the Fund and its shareholders. The Fund reserves the right to terminate or modify its exchange privileges at any time upon giving prominent notice to shareholders at least 60 days in advance.

   Each Phoenix Fund has different investment objectives and policies. Shareholders should, therefore, obtain and review the prospectus of the fund into which the exchange is to be made before any exchange requests are made.

Telephone Exchanges

   Telephone Exchange privileges are only available in states where the shares to be acquired may be legally sold. (See the Statement of Additional Information.) Unless a shareholder elects in writing not to participate in the Telephone Exchange Privilege, shares for which certificates have not been issued may be exchanged by calling (800) 367-5877 provided that the exchange is made between accounts with identical registrations. Under the Telephone Exchange Privilege, telephone exchange orders may also be entered on behalf of the shareholder by his or her legal representative.

   The Fund, and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. In addition to requiring identical registrations on both accounts, the Transfer Agent will require address verification and will record telephone instructions on tape. All exchanges will be confirmed in writing with the shareholder. To the extent that procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for exchange transactions that prove to be fraudulent. Broker/Dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone exchange instructions from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instruction entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Exchange Privilege may be difficult to exercise or may be suspended temporarily. In such event an exchange may be effected by following the procedure outlined for tendering shares represented by certificate(s).

   If a shareholder elects not to use the Telephone Exchange Privilege or if the shares being exchanged are represented by a certificate or certificates, in order to exchange shares the shareholder must submit a written request to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. If the shares are being exchanged between accounts that are not registered identically, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Fund's transfer agent in accordance with its signature guarantee procedures. Currently such procedures generally permit guarantees by banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted.

   Purchase and withdrawal plans and reinvestment and exchange privileges are described more fully in the Statement of Additional Information. For further information, call Equity Planning at (800) 243-1574.

                               NET ASSET VALUE

  The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading.

  Net asset value per share of a Portfolio is determined by dividing the value of the Portfolio's net assets--the value of its assets less its liabilities--by the total number of its outstanding shares. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Portfolio, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

  In determining the value of a Portfolio's assets, the securities for which market quotations are readily available are valued at market value. Debt securities (other than short-term obligations) including those for which market quotations are not readily available are normally valued on the basis of valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Securities listed or traded on a national securities exchange are valued at the last sale price or, if there has been no recent sale, at the last bid price. Securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges. See the Statement of Additional Information--"Net Asset Value" relating to the valuation of foreign securities. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Trustees or their delegates. Securities traded in the over-the-counter market are valued at the last bid price. Short-term obligations maturing in less than sixty days are valued at amortized cost, which the Board has determined approximates market. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Exchange-traded fixed income options are valued at the last sale price unless there is no sale price, in which event current prices provided by market makers are used. Over-the-counter traded fixed income options are valued based upon current prices provided by market makers. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place for the International and Emerging Markets Portfolios, contemporaneously with the determination of the prices of the majority of the portfolio securities of those Portfolios. For purposes of determining the net asset value of the International and Emerging Markets Portfolios, all assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and offered quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Portfolio has other investments, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                             HOW TO REDEEM SHARES

  Shareholders have the right to have the Fund buy back shares at the net asset value next determined after receipt of a redemption request and any other required documentation in proper form by Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301 (see "Net Asset Value"). In the case of Class B Share redemptions, investors will be subject to the applicable deferred sales charge, if any, for such shares (see "Deferred Sales Charge Alternative--Class B Shares", above). To redeem, any outstanding share certificates in proper form for transfer must be received by Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. To be in proper form to redeem shares, the signature of the shareholder(s) on the certificate or stock power must be signed exactly as registered, including any fiduciary title, on a written instruction letter, certificate, or accompanying stock power, such signatures being guaranteed by an eligible guarantor institution as determined in accordance with the standards and procedures established by the Transfer Agent (please contact the Fund at (800) 243-1574 with any questions regarding eligible guarantors).

  If no certificate has been issued, the Transfer Agent requires a written request with signature guarantee. The Transfer Agent may waive the signature guarantee requirement in the case of shares registered in the names of individuals singly, jointly, or as custodian under the Uniform Gifts to Minors Act, if the proceeds do not exceed $50,000, and the proceeds are payable to the registered owner(s) at the address of record. Such requests must be signed by each person in whose name the account is registered. In addition, a shareholder may sell shares back to the Fund through securities dealers who may charge customary commissions for their services. The redemption price in such case will be the price as of the close of the general trading session of the New York Stock Exchange on that day, provided the order is received by the dealer prior thereto, and is transmitted to the Distributor prior to the close of its business. No charge is made by the Fund on redemptions, but shares tendered through investment dealers may be subject to a service charge by such dealers. Payment for shares redeemed is made within seven days; provided, however, that redemption proceeds will not be disbursed until each check used for purchase of shares has been cleared for payment by the investor's bank, which may take up to 15 days after receipt of the check.

  Additional documentation may be required for redemptions by corporations, partnership or other organizations, executors, administrators, trustees, custodians, guardians, or from IRAs or other retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the Fund at (800) 243-1574. Redemption requests will not be honored until all required documents in proper form have been received.

Telephone Redemptions

   Unless a shareholder elects in writing not to participate in the Telephone Redemption privilege, shares for which certificates have not been issued may be redeemed by telephoning (800) 367-5877 and telephone redemptions will also be accepted on behalf of the shareholder from his or her registered representative.

   The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, the telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for exchange transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise and a shareholder should submit a written redemption request, as described above.

  If the amount of the redemption is over $500, the proceeds will be wired to the shareholder's designated U.S. commercial bank account. If the amount of the redemption is less than $500, the proceeds will be sent by check to the address of record on the shareholder's account.

   Telephone redemption requests must be received by the Transfer Agent by the close of trading on the New York Stock Exchange on any day when the Transfer Agent is open for business. Requests made after that time or on a day when the Transfer Agent is not open for business cannot be accepted by the Transfer Agent. The proceeds of a telephone redemption will normally be sent on the first business day following receipt of the redemption request. However, with respect to the telephone redemption of shares purchased by check, such requests will only be effected after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days. This expedited redemption privilege is not available to HR-10, IRA and 403(b)(7) Plans.

Reinvestment Privilege

   Shareholders may use redemption proceeds to purchase Class A Shares of any Phoenix Fund with no sales charge (at the net asset value next determined after the request for purchase is made). For Federal income tax purposes, a redemption and purchase will be treated as a sale and purchase of shares. Special rules may apply in computing the amount of gain or loss in these situations. (See "Dividends, Distributions and Taxes" for information on the Federal income tax treatment of a disposition of shares.) A written request for this privilege must be received by the Distributor within 180 days of the redemption, accompanied by payment for the shares (not in excess of the redemption value). Class B Shareholders who have had the contingent deferred sales charge waived through participation in the Systematic Withdrawal Program are not eligible.

Redemption of Small Accounts

   Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Fund redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.

   A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/ dealer. The Fund has no specific procedures governing such account transfers.

                           DIVIDENDS, DISTRIBUTIONS
                                  AND TAXES

  All dividends and distributions with respect to the shares of any class of a Portfolio will be payable in shares of such class of Portfolio at net asset value or, at the option of the shareholder, in cash.

  The net income of the Bond Portfolio will be declared as dividends daily. Dividends will be invested or distributed in cash monthly after the payment date with checks or confirmations mailed to shareholders on the second business day. The net income of the Bond Portfolio for Saturdays, Sundays and other days on which the New York Stock Exchange is closed will be declared as dividends on the next business day. The Bond Portfolio will distribute net realized capital gains, if any, to its shareholders on an annual basis.

  The Real Estate Portfolio will distribute its net investment income to its shareholders quarterly and net realized capital gains, if any, to its shareholders annually.

  The Capital Appreciation Portfolio and the International Portfolio each will distribute its net investment income to its shareholders semi-annually and net realized capital gains, if any, to its shareholders at least annually.

  The Emerging Markets Portfolio will distribute its net investment income to its shareholders monthly and net realized capital gains, if any, to its shareholders annually.

  Each Portfolio is treated as a separate entity for Federal income tax purposes. Each Portfolio intends to qualify and elect to be treated as a regulated investment company under the provisions of Subchapter M of the Code. The Portfolios so qualified for the most recent fiscal year. (To remain qualified, each Portfolio will be required to satisfy various income, distribution and diversification requirements.) As such, each Portfolio will not be subject to federal income tax liability on its net investment income and net capital gains that are currently distributed (or are deemed to be distributed) to its shareholders. Each Portfolio also intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax imposed on a regulated investment company to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains for the one-year period ending on October 31 of such calendar year (or for the fiscal year, if the Portfolio so elects).

  The Bond Portfolio expects that under normal conditions at least 80% of its net assets will be invested in state, municipal and other obligations, the interest on which is excluded from gross income for Federal income tax purposes, and that substantially all of its dividends therefore will be exempt interest dividends which will be treated by its shareholders as excludable from federal gross income. Such dividends may be fully (for corporations) or partially includable in a shareholder's alternative minimum taxable income. Dividends received by shareholders of the Capital
Appreciation Portfolio
and the International and Emerging Markets Portfolios and any non-exempt dividends received by shareholders of the Bond Portfolio, as well as any short-term capital gain distributions, whether received by shareholders in shares or in cash, will be taxable to them as ordinary income for Federal income tax purposes. Certain distributions of the Capital Appreciation Portfolio (and, possibly, the International Portfolio) may qualify for the corporate dividends-received deduction.

  Although the Real Estate Portfolio may be a non-diversified portfolio, the Fund intends to comply with the diversification and other requirements of the Code applicable to "regulated investment companies" so that it will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. Accordingly, the Real Estate Portfolio will not purchase securities if, as a result, more than 25% of its total assets would be invested in the securities of a single issuer or, with respect to 50% of its total assets, more than 5% of such assets would be invested in the securities of a single issuer.

  In addition, if the Real Estate Portfolio has rental income or income from the disposition of real property acquired as a result of a default on securities the Real Estate Portfolio owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. See "Taxes" in the Statement of Additional Information.

  Distributions which are designated by the Portfolios as long- term capital gains, whether received in shares or in cash, will be taxable to shareholders as long-term capital gains (regardless of how long the distributee has been a shareholder) and will not be eligible for the corporate dividends-received deduction. Each Portfolio will be taxed on its undistributed net capital gain, if any, at regular corporate income tax rates, and, to the extent of the amount of such capital gain designated by the Portfolio in a notice mailed to shareholders not later than 60 days after the close of the year, will be treated as having been distributed to shareholders. Consequently, any undistributed net capital gain so designated (although not actually received by the shareholders) will be taxed to shareholders as capital gain, and shareholders will be entitled to claim their proportionate share of the Federal income taxes paid by the Portfolio on such gains as a credit against their own Federal income taxes.

  The International and Emerging Markets Portfolios intend to qualify for, and make the election permitted under, Section 853 of the Code. Accordingly, shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to include in income, their pro rata share of the income taxes paid by these Portfolios to foreign countries.

  Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Bond Portfolio will not be deductible for Federal income tax purposes to the extent of the portion of the interest expense allocable to exempt interest dividends. Also, any loss from the sale of shares in the Bond Portfolio held for 6 months or less may be non-deductible, in whole or in part.

  An individual's miscellaneous itemized deductions, including his or her investment expenses, are deductible only to the extent that they exceed 2% of the individual's adjusted gross income. Under current law, such limitation does not apply to expenses incurred in connection with an investment in a publicly-offered mutual fund, such as the Portfolios.

  Written notices will be sent to shareholders following the end of each calendar year regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the exempt portion (if applicable), the amount qualifying for the dividends-received deduction (if applicable) and the amount designated as capital gains dividends, undistributed capital gains (if any), foreign tax credits (if applicable), and cumulative return of capital (if any). The Portfolios may be required to withhold Federal income tax at a rate of 31% on reportable dividends, distributions and redemption payments paid to certain noncorporate shareholders. Generally, shareholders subject to such backup withholding will be those for whom a taxpayer identification number and certain required certifications are not filed with the Portfolio or who, to the Portfolio's knowledge, have furnished an incorrect number. Under existing provisions of the Code, non-resident alien individuals, foreign partnerships and foreign corporations may be subject to Federal income tax withholding at the applicable rate on income, dividends and distributions (other than exempt-interest dividends and certain capital gain dividends). Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

  The foregoing is only a summary of some of the important tax considerations generally affecting the Portfolios and their shareholders. In addition to the Federal income tax consequences described above, which are applicable to any investment in the Portfolios, there may be foreign, state or local tax considerations, and estate tax considerations, applicable to the circumstances of a particular investor. In particular, dividends declared by the Bond Portfolio may be subject to state and local taxes even though exempt for Federal income tax purposes. Additional information about taxes is set forth in the Statement of Additional Information. Also, legislation may be enacted in the future that could affect the tax consequences described above. Shareholders are therefore urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.

Important Notice Regarding Taxpayer IRS Certification

   Pursuant to IRS regulations, the Fund may be required to withhold 31% of all reportable payments including any taxable dividends, capital gain distributions or share redemption proceeds for any account which does not have a taxpayer identification number or social security number and certain required certifications.

   The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

   The Fund sends to all shareholders, within 31 days after the end of the calendar year, information which is required by the Internal Revenue Service for preparing federal income tax returns.

   Investors are urged to consult their attorney or tax adviser regarding specific questions as to Federal, foreign, state or local taxes.

                            ADDITIONAL INFORMATION

Organization of the Fund

  The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest. The Fund currently offers shares in different series or "Portfolios" and different classes of those Portfolios. Holders of shares of a Portfolio are entitled to one full vote for each full share owned and a fractional vote for any fractional share. Shares of a Portfolio participate equally in dividends and distributions paid with respect to such Portfolio and in such Portfolio's net assets on liquidation, except that Class B Shares of any Portfolio which bear higher distribution fees and, certain incrementally higher expenses associated with the deferred sales arrangement, pay correspondingly lower dividends per share than Class A Shares of the same Portfolio. Shareholders of all Portfolios vote on the election of Trustees. On matters affecting an individual Portfolio (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Portfolio or Class is required. Shares of a Portfolio are fully paid and non-assessable when issued and are transferable and redeemable. Shares have no preemptive or conversion rights (other than as described herein).

   The assets received by the Fund for the issue or sale of shares of a Portfolio and any class thereof and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such Portfolio and class respectively, subject only to the rights of creditors, and constitute the underlying assets of such Portfolio or class. Any underlying assets of a Portfolio are required to be segregated on the books of account and are to be charged with the expenses in respect to such Portfolio and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular Portfolio or class will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Fund may be personally liable for debts or claims against the Fund. The Declaration of Trust provides that shareholders will not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, undertaking or obligation made or issued by the Fund shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Additional Inquiries

   Inquiries and requests for the Statement of Additional Information, the Annual Report to Shareholders and the Semi- Annual Report to Shareholders should be directed to Equity Planning at (800) 243-4361 or 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

                                   APPENDIX

A-1 and P-1 Commercial Paper Ratings

   The Trust will only invest in commercial paper which at the date of investment is rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt;
(6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Moody's Investors Service, Inc., Corporate Bond Ratings

   Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa---Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long- term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard and Poor's Corporation's Corporate Bond Ratings

   AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

BACKUP WITHHOLDING INFORMATION

Step 1. Please make sure that the social security number or taxpayer identification number (TIN) which appears on the Application complies with the following guidelines:

                                Give Social Security Number or
Account Type                    Tax Identification Number of:
Individual                      Individual
Joint (or Joint Tenant)         Owner who will be paying tax
Uniform Gifts to Minors         Minor
Legal Guardian                  Ward, Minor or Incompetent
Sole Proprietor                 Owner of Business (also provide owner's name)
Trust, Estate, Pension Plan     Trust, Estate, Pension Plan Trust
  Trust                         (not personal TIN of fiduciary)
Corporation, Partnership,
  Other Organization            Corporation, Partnership, Other Organization
Broker/Nominee                  Broker/Nominee

Step 2. If you do not have a TIN, you must obtain Form SS-5 (Application for Social Security Number) or Form SS-4 (Application for Employer Identification Number) from your local Social Security or IRS office and apply for one. Write "Applied For" in the space on the application.

Step 3. If you are one of the entities listed below, you are exempt from backup withholding.
        (bullet) A corporation
        (bullet) Financial institution
        (bullet) Section 501(a) exempt organization (IRA, Corporate Retirement Plan, 403(b), Keogh)
        (bullet) United States or any agency or instrumentality thereof (bullet) A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof
        (bullet) International organization or any agency or instrumentality thereof
        (bullet) Registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
        (bullet) Real estate investment trust
        (bullet) Common trust fund operated by a bank under section 584(a) (bullet) An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1)
        (bullet) Regulated Investment Company

If you are in doubt as to whether you are exempt, please contact the Internal Revenue Service.

Step 4. IRS Penalties--If you do not supply us with your TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report interest, dividend or patronage dividend income on your federal income tax return, you will be treated as negligent and subject to an IRS 5% penalty tax on any resulting underpayment of tax unless there is clear and convincing evidence to the contrary. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to a backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.

This Prospectus sets forth concisely the information about the Phoenix Multi-Portfolio Fund (the "Fund") which you should know before investing. Please read it carefully and retain it for future reference.
The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information about the Fund, dated March 8, 1996. The Statement contains more detailed information about the Fund and is incorporated into this Prospectus by reference. You may obtain a free copy of the Statement by writing the Trust c/o Phoenix Equity Planning Corporation, 100 Bright Meadow, P.O. Box 2200, Enfield, Connecticut 06083-2200.
Financial information relating to the Fund is contained in the Annual Report to Shareholders for the year ended November 30, 1995 and is incorporated into the Statement of Additional Information by reference.

[recycled logo] Printed on recycled paper using soybean ink

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

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

Phoenix Multi-Portfolio Fund

P.O. Box 2200
Enfield, CT 06083-2200

                                                                 Bulk Rate Mail
                                                                  U.S. Postage
                                                                     PAID
                                                                Springfield, MA
                                                                 Permit No. 444

[Phoenix Duff & Phelps logo]   Phoenix Duff & Phelps

PDP 467 (3/96)

                         PHOENIX MULTI-PORTFOLIO FUND

                              101 Munson Street
                       Greenfield, Massachusetts 01301
                     Statement of Additional Information
                                March 8, 1996

   This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Multi-Portfolio Fund (the "Fund"), dated March 8, 1996, and should be read in conjunction with it. The Fund's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243- 4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.

                                TABLE OF CONTENTS

THE FUND                                       1
INVESTMENT OBJECTIVES AND POLICIES (11)        1
INVESTMENT RESTRICTIONS (22)                  12
PERFORMANCE (10)                              14
PERFORMANCE COMPARISONS                       15
PORTFOLIO TURNOVER (23)                       15
TRUSTEES AND OFFICERS                         16
THE INVESTMENT ADVISERS (23)                  21
PORTFOLIO TRANSACTIONS (23)                   22
DETERMINATION OF NET ASSET VALUE (33)         23
HOW TO BUY SHARES                             24
ALTERNATIVE PURCHASE ARRANGEMENTS             24
SHAREHOLDER SERVICES                          26
INVEST-BY-PHONE                               26
HOW TO REDEEM SHARES (34)                     28
TAXES (35)                                    30
TAX SHELTERED RETIREMENT PLANS                33
THE NATIONAL DISTRIBUTOR                      33
PLANS OF DISTRIBUTION (35)                    33
ADDITIONAL INFORMATION                        34

*Numbers in parentheses are cross-references to related sections of the Prospectus.

                       Customer Service--(800) 243-1574
                          Marketing--(800) 243-4361
                  Telephone Orders/Exchanges--(800) 367-5877
                Telecommunication Device (TTY)--(800) 243-1926
PEP468 (3/96)

THE FUND

   Phoenix Multi-Portfolio Fund ("the "Fund") is an open-end management investment company which was organized under Massachusetts law in 1987 as a Massachusetts business trust.

   The Fund's Prospectus describes the investment objectives of the Phoenix Tax-Exempt Bond Portfolio (the "Bond Portfolio"), the Phoenix Capital Appreciation Portfolio (the "Capital Appreciation Portfolio") the Phoenix International Portfolio (the "International Portfolio") the Phoenix Emerging Markets Bond Portfolio (the "Emerging Markets Portfolio") and the Phoenix Real Estate Securities Portfolio (the "Real Estate Portfolio") (each, a "Portfolio" and, together, the "Portfolios"), five of the Portfolios currently offered by the Fund, and summarizes the investment policies and investment techniques each Portfolio will employ in seeking to achieve its investment objective. The following discussion supplements the description of the Portfolios' investment policies and investment techniques in the Prospectus.

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objective of each Portfolio is deemed to be a fundamental policy and may not be changed without the approval of the shareholders of that Portfolio. Investment restrictions described in this Statement of Additional Information are fundamental policies of the Fund and may not be changed as to any Portfolio without the approval of such Portfolio's shareholders.

Municipal Securities

   As described more fully in the Prospectus, the Bond Portfolio intends under normal conditions to invest at least 80% of its net assets in municipal securities. As used in the Prospectus and this Statement of Additional Information, the term "municipal securities" means obligations, including municipal bonds and notes and tax exempt commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of counsel to the issuers of such securities, exempt from federal income tax. To the extent that an investment in municipal securities does not run counter to any of the investment policies of the Bond Portfolio or any of the investment restrictions to which the Bond Portfolio is subject, the Bond Portfolio may invest in any combination of the various types of municipal securities described below which, in the judgment of Phoenix Investment Counsel, Inc., ("PIC"), the investment adviser to the Bond, Capital Appreciation and International Portfolios will contribute to the attainment of the Bond Portfolio's investment objective. Such combination of municipal securities may vary from time to time. The two principal classes of municipal securities are municipal bonds and municipal notes.

   Municipal Bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Another type of municipal bond is referred to as an industrial development bond. These three are discussed below.

    General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

    Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

    Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

    Municipal Notes. Municipal notes generally are used to provide for short-term working capital needs and generally have maturities of one year or less. Municipal notes include:

    Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

    Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs.

    Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

    Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage
   Association).

    Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

   In addition, other types of municipal securities similar to the above-described municipal bonds and municipal notes are, or may become, available.

   For the purpose of the Fund's investment restrictions set forth in this Statement of Additional Information, the identification of the "issuer" of a municipal security which is not a general obligation bond is made by PIC on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such security.

Risks Relating to Municipal Securities

   There can be no assurance that the Bond Portfolio will achieve its investment objective. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Portfolio to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Portfolio invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the Securities and Exchange Commission, although there have been proposals which would provide for such regulation in the future.

   The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

   Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjusted in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Variable and Floating Rate Securities

   Some municipal securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of floating rate instruments. Variable rate instruments are those whose terms provide for automatic establishment of a new interest rate on set dates. Floating rate instruments are those whose terms provide for automatic adjustment of their interest rates whenever some specified interest rate changes. Variable rate and floating rate instruments will be referred to collectively as "Variable Rate Securities." The interest rate on Variable Rate Securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term, tax-exempt rates, or some objective standard. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

   Variable Rate Demand Securities are Variable Rate Securities which have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price the Bond Portfolio paid for them. The interest rate on Variable Rate Demand Securities also varies either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.

Taxable Securities

   The Capital Appreciation Portfolio and the International Portfolio are expected to invest primarily in securities the income from which (either in the form of dividends or interest) is taxable as ordinary income.

   The Bond Portfolio may also invest a portion of its net assets (up to 20% under normal conditions and more under extraordinary circumstances, as described in the Prospectus) in taxable securities.

   Interest earned on investments in taxable securities may be taxable to shareholders as ordinary income. Investors should be aware that investments in taxable securities by the Bond Portfolio are restricted to:

    U.S. Government Securities--obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities (collectively referred to as "U.S. Government" issues). Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality.

    Bank Obligations--certificates of deposit, bankers' acceptances, and other short-term obligations of U.S. banks which at the date of the investment have capital, surplus and undivided profits in excess of $100,000,000 as of the date of their most recently published financial statements.

    Commercial Paper--commercial paper which at the date of the investment is rated P-l by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation or, if not rated, is issued by a company which at the date of the investment has an outstanding debt issue rated Aa or higher by Moody's or AA or higher by Standard & Poor's.

    Corporate Debt Securities--corporate debt securities which at the date of the investment are rated Aa or higher by Moody's or AA or higher by Standard & Poor's.

    Repurchase Agreements--repurchase agreements with respect to any of the foregoing, as described on page of the Fund's Prospectus.

   The Bond Portfolio also has the right to hold cash reserves as the Adviser deems necessary. For example, a Portfolio may invest in money market securities or hold cash pending investment of proceeds from sales of its shares or from the sale of portfolio securities and/or in anticipation of redemptions.

Ratings

   If the rating of a security purchased by a Portfolio is subsequently reduced below the minimum rating required for purchase or a security purchased by the Portfolio ceases to be rated, neither event will require the sale of the security. However, PIC and/or Phoenix Realty Securities, Inc. ("PRS"), as applicable, will consider any such event in determining whether the Portfolio should continue to hold the security. To the extent that ratings established by Moody's or Standard & Poor's may change as a result of changes in such organizations or their rating systems, the Portfolios will invest in securities which are deemed by the Portfolio's adviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Portfolio.

Risks of High Yield Bonds

   The Capital Appreciation and International Portfolios may invest up to 10% of their total assets in bonds considered to be less than investment grade, commonly known as "junk" bonds. The Emerging Markets Portfolio may invest up to 100% of its total assets in these bonds. The Capital Appreciation and International Portfolios did not invest in any bonds considered less than investment grade for the fiscal year ended November 30, 1994.

   While management will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions, the market prices of lower-rated securities generally fluctuate more than those of higher rated securities. Using credit ratings helps to evaluate the safety of principal and interest payments but does not assess market risk. Fluctuations in the market value of portfolio securities subsequent to acquisition by the Portfolios will not normally affect cash income from such securities but will be reflected in the Portfolio's net asset value. Additionally, with lower-rated securities, there is a greater possibility that an adverse change in the financial condition of the issuer, particularly a highly-leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Portfolio seeking recovery from the issuer. Also, to the extent that the Portfolio invests in securities in the lower rating categories, the achievement of its goals will be more dependent on management's ability than would be the case if it were only investing in securities in the higher rating categories. Lower-rated securities may be thinly traded and therefore harder to value and more susceptible to adverse publicity concerning the issuer.

Writing and Purchasing Options on Securities and Securities Indices

   The Bond, Capital Appreciation, and International and Emerging Markets Portfolios may engage in option transactions as described more fully in the Prospectus.

   Call options on securities and securities indices written by the Portfolios normally will have expiration dates between three and nine months from the date written. The exercise price of a call option written by a Portfolio utilizing this investment technique may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

   During the option period, a Portfolio utilizing this investment technique may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Portfolio to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Portfolio effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Portfolio has received an exercise notice.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/ Silver Index. The Capital Appreciation and International Portfolios may write call options and purchase call and put options on these and any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Portfolio, to prevent an underlying security from being called, or to enable the Portfolio to write another call option with either a different exercise price or expiration date or both. A Portfolio may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Portfolio expires unexercised, the Portfolio will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Portfolio may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Portfolio will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

Limitations on Options on Securities and Securities Indices

   The Bond, Capital Appreciation, International and Emerging Markets Portfolios may write call options only if they are covered and remain covered for as long as the Portfolio is obligated as a writer. Thus, if a Portfolio utilizing this investment technique writes a call option on an individual security, the Portfolio must own the underlying security or other securities that are acceptable for a segregated account at all times during the option period. The Portfolios will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Portfolio will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in a segregated account in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Portfolio, the Portfolio will be required to deposit qualified securities. A "qualified security" is a security against which the Portfolio has not written a call option and which has not been hedged by the Portfolio by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Portfolio will deposit an amount of cash, U.S. Government Securities or other liquid high quality debt obligations equal in value to the difference. In addition, when a Portfolio writes a call on an index which is "in-the-money" at the time the call is written, the Portfolio will segregate with the Fund's custodian bank cash, U.S. Government securities or other liquid high quality debt obligations equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount otherwise segregated may be applied to the Portfolio's other obligations to segregate assets in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   Each Portfolio utilizing this investment technique may invest up to 5% of its total assets in exchange-traded call and put options on securities and securities indices. A Portfolio may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   In connection with a Portfolio's qualifying as a regulated investment company under the Internal Revenue Code of 1986, other restrictions on the Portfolio's ability to enter into option transactions may apply from time to time. See "Taxes".

Risks Relating to Options on Securities

   During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time within the option period when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that the Portfolio utilizing this investment technique may lose the premium it paid plus transaction costs, if the Portfolio does not exercise the option and is unable to close out the position prior to expiration of the option.

   An option position may be closed out on an exchange only if the exchange provides a secondary market for an option of the same series. Although the Portfolios utilizing this investment technique will write and purchase options only when PIC believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that any Portfolio, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options in general or of particular options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. PIC believes that the position limits established by the exchanges will not have any adverse impact upon the Portfolios.

Over-the-Counter Options

   As indicated in the Prospectus (see "Investment Techniques--Over-the-Counter Options"), the Capital Appreciation Portfolio and International and Emerging Markets Portfolios may deal in over-the-counter options ("OTC options"). PIC understands the position of the staff of the Securities and Exchange Commission (the "SEC") to be that purchased OTC options and the assets used in "cover" for written OTC options are illiquid securities. As indicated in the Prospectus, the Fund has adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of a Portfolio. A brief description of such procedures is set forth below.

   The Capital Appreciation, International and Emerging Markets Portfolios will engage in OTC options transactions only with dealers that meet certain credit and other criteria. The Fund and PIC believe that the approved dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. A Portfolio currently will not engage in OTC options transactions if the amount invested by the Portfolio in OTC options, plus a "liquidity charge" related to OTC options written by the Portfolio (as described below) plus the amount invested by the Portfolio in other illiquid securities, would exceed 10% of the Portfolio's total assets. The "liquidity charge" referred to above is computed as described below.

   The Fund anticipates entering into agreements with dealers to which the Fund sells OTC options. Under these agreements the Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

Risks of Options on Securities Indices

   Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Portfolio utilizing this investment technique will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment (depending on the index option in question) rather than upon movements in the price of an individual security. Accordingly, successful use by a Portfolio of options on indices will be subject to PIC's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Portfolio utilizing this investment technique would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Portfolio. However, it is the Fund's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Portfolios will write call options only on indices which meet the interim described above.

   Price movements in securities held by a Portfolio utilizing this investment technique will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio bears the risk that the price of the securities held by the Portfolio might not increase as much as the level of the index. In this event, the Portfolio would bear a loss on the call which would not be completely offset by movements in the prices of the securities held by the Portfolio. It is also possible that the index might rise when the value of the securities held by the Portfolio does not. If this occurred, the Portfolio would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of its portfolio securities.

   Unless a Portfolio utilizing this investment technique has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Portfolio will be required to liquidate securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Portfolio fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of the Portfolio's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Portfolio has written a call on an index, there is also a risk that the market may decline between the time the Portfolio has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell its securities. As with options on its securities, the Portfolio will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a security where the Portfolio would be able to deliver the underlying security in settlement, the Portfolio may have to sell some of its securities in order to make settlement in cash, and the price of such securities may decline before they can be sold.

   If a Portfolio exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Financial Futures Contracts and Related Options

   The Bond, Capital Appreciation, International and Emerging Markets Portfolios may use financial futures contracts and related options to hedge against changes in the market value of their portfolio securities or securities which they intend to purchase. The Capital Appreciation, International and Emerging Markets Portfolios may use foreign currency futures contracts to hedge against changes in the value of foreign currencies. (See "Foreign Currency Transactions" below.) Hedging is accomplished when an investor takes a position in the futures market opposite to the investor's cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with (although in inverse relation to) cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities or the value of foreign currencies may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Portfolio utilizing this investment technique may wish to purchase in the future by purchasing futures contracts.

   The Bond, Capital Appreciation, International and Emerging Markets Portfolios may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and foreign currency futures contracts. A public market presently exists in interest rate futures contracts covering long- term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation in which a Portfolio purchases or sells a security, no security is delivered or received by the Portfolio upon the purchase or sale of a financial futures contract (although an obligation to deliver or receive the underlying security in the future is created by such a contract). Initially, when it enters into a financial futures contract, a Portfolio utilizing this investment technique will be required to deposit in a segregated account with the Fund's custodian bank with respect to such Portfolio an amount of cash or U.S. Treasury bills. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum, however. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   The Portfolios utilizing this investment technique will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly, and will be in addition to those paid for direct purchases and sales of securities.

Limitations on Futures Contracts and Related Options

   The Portfolios utilizing this investment technique may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of portfolio securities or securities which it intends to purchase or foreign currencies. A Portfolio utilizing this investment technique may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Portfolio's initial margin deposit with respect thereto will be deposited in a segregated account with the Fund's custodian bank with respect to such Portfolio to collateralize fully the position and thereby ensure that it is not leveraged.

   The extent to which a Portfolio may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company. See "Taxes".

Risks Relating to Futures Contracts and Related Options

   Positions in futures contracts and related options may be closed out on an exchange if the exchange provides a secondary market for such contracts or options. A Portfolio utilizing this investment technique will enter into a futures or futures related option position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Portfolio would continue to be required to make daily margin payments. In this situation, if the Portfolio has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Portfolio's ability to hedge its positions effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Portfolio to incur additional brokerage commissions and may cause an increase in a Portfolio's turnover rate.

   The successful use of futures contracts and related options depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Portfolio or such prices move in a direction opposite to that anticipated, the Portfolio may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Portfolio's total return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts by a Portfolio involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies which are being hedged. If the price of the futures contract moves more or less than the price of the securities or currency being hedged, the Portfolio will experience a gain or loss which will not be completely offset by movements in the price of the securities or currency. It is possible that, where a Portfolio has sold futures contracts to hedge against decline in the market, the market may advance and the value of securities held in the Portfolio or the currencies in which its foreign securities are denominated may decline. If this occurred, the Portfolio would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities or foreign currencies before the Portfolio is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Portfolio then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, because, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the underlying securities market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market and of the imperfect correlation between movements in the prices of securities or foreign currencies and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Portfolio because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Portfolio (i.e., the loss of the premium paid) while the purchase or sale of the futures contract would not have resulted in loss, such as when there is no movement in the price of the underlying securities.

Repurchase Agreements

   Repurchase agreements, as described in the Fund's Prospectus, will be entered into only with commercial banks, brokers and dealers considered by the Fund to be credit-worthy. The Trustees of the Fund will monitor each Portfolio's repurchase agreement transactions periodically and, with the Fund's investment advisers will consider standards which the Fund's investment advisers will use in reviewing the creditworthiness of any party to a repurchase agreement with a Portfolio. No more than an aggregate of 10% of a Portfolio's net assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and other investments subject to legal or contractual restrictions on resale, or for which there are not readily available market quotations.

   The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, a Portfolio may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Portfolio and therefore is subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying instrument. While the Trustees of the Fund acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counter-parties to such transactions.

Lending Portfolio Securities

   The Portfolios may lend portfolio securities to broker-dealers and other financial institutions in amounts up to 25% of the market or other fair value for its total assets, provided that such loans are callable at any time by the Portfolio utilizing this investment technique and are at all times secured by collateral held by the Portfolio at least equal to the market value, determined daily, of the loaned securities. The Portfolio utilizing this investment technique will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Portfolio or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Portfolio, and any gain or loss in the market price during the period of the loan would accrue to the Portfolio. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Portfolio may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan. The Portfolio may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.

   As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Fund to be creditworthy and when PIC believes the consideration to be earned justifies the attendant risks.

When-Issued Securities

   New issues of municipal securities are often offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Bond Portfolio will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Bond Portfolio purchases securities on a when-issued basis, cash or liquid high quality debt securities equal in value to commitments for the when-issued securities will be deposited in a segregated account with the Fund's custodian bank. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

   Securities purchased on a when-issued basis and the securities held in the Bond Portfolio are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates which will generally result in similar changes in value; i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise. Therefore, to the extent the Bond Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income taxation. When the time comes to pay for when-issued securities, the Bond Portfolio will meet its obligations from then available cash flow, the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed by the Bond Portfolio upon notice to its shareholders.

Foreign Currency Transactions

   The Capital Appreciation, International and Emerging Market Portfolios (each a "Foreign Currency Portfolio") each may engage in foreign currency transactions, although the Capital Appreciation Portfolio has no present intention of doing so. The following is a description of these transactions.

    Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

    None of the Portfolios intends to enter into such forward contracts if it would have more than 15% of the value of its total assets committed to such contracts on a regular or continuous basis. No Portfolio will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. PIC believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Portfolio. The Fund's custodian banks will segregate cash or liquid high quality debt securities in an amount not less than the value of a Foreign Currency Portfolio's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines, additional cash or securities will be added so that the segregated amount is not less than the amount of the Foreign Currency Portfolio's commitments with respect to such contracts. Generally, the Foreign Currency Portfolios do not enter into forward contracts with terms longer than one year.

    Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

    A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Foreign Currency Portfolio against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Foreign Currency Portfolio were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Foreign Currency Portfolio had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Foreign Currency Portfolio would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

    Foreign Currency Futures Transactions. Each Foreign Currency Portfolio may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Foreign Currency Portfolio may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

    Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

    Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission Release No. IC- 10666, when purchasing a futures contract or writing a put option, each Foreign Currency Portfolio will maintain in a segregated account cash or liquid high-grade debt securities equal to the value of such contracts.

    To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, a Foreign Currency Portfolio will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Foreign Currency Portfolio plus premiums paid by it for open options on futures would exceed 5% of the Foreign Currency Portfolio's total assets. Neither Foreign Currency Portfolio will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Portfolio holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

    Emerging Market Securities.The Emerging Markets Portfolio may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Emerging Markets Portfolio may also invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country, or (iii) companies whose principal activities are located in emerging market countries.

    The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Portfolio has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

    Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio any restrictions on investments.

    Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Portfolio.

    Additional Risk Factors. As a result of its investments in foreign securities, the Emerging Markets Portfolio may receive interest or divident payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Portfolio may convert such curencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Portfolio may hold such currencies for an indefinite period of time.

    In addition, the Portfolio may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Portfolio may hold foreign currency in anticipation of purchasing foreign securities. The Portfolio may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Portfolio to do so. In such instances as well, the Portfolio may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

    While the holding of currencies will permit the Portfolio to take advantage of favorable movements in the applicable exchange rate, it also exposes the Portfolio to risk of loss if such rates move in a direction adverse to the Portfolio's position. Such losses could reduce any profits or increase any losses sustained by the Portfolio from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Portfolio's profit or loss on currency options or forward contracts, as well as its hedging strategies.

    Derivative Investments. In order to seek to hedge various portfolio positions, including to hedge against price movements in markets in which the Fund anticipates increasing its exposure, the Fund may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities, including inverse securities. The Fund has express limitations on the percentage of its assets that may be committed to certain of such investments. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases require limitations as to the type of permissible counter-party to the transaction. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

Real Estate Investment Trusts

   As described in the Prospectus, the Real Estate Portfolio intends under normal conditions to invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

  REITs can generally be classified as follows:

   --Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

   --Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

   --Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

REITs are like closed-end investment companies in that they are essentially holding companies which rely on professional managers to supervise their investments. A shareholder in the Real Estate Portfolio should realize that by investing in REITs indirectly through the Portfolio, he will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of underlying REITs.

Debt Securities

   Up to 25% of the Real Estate Portfolio's total assets may be invested in debt securities (which include for purposes of this investment policy convertible debt securities which PRS or ABKB believes have attractive equity characteristics). The Real Estate Portfolio may invest in debt securities rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investor Service, Inc. ("Moody's") or, if not rated, are judged to be of comparable quality as determined by PRS or ABKB. In choosing debt securities for purchase by the Portfolio, PRS will employ the same analytical and valuation techniques utilized in managing the equity portion of the Real Estate Portfolio's holdings (see "Investment Advisory and Other Services") and will invest in debt securities only of companies that satisfy PRS' or ABKB's investment criteria.

   The value of the Real Estate Portfolio's investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower- rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

Risks of Investment in Real Estate Securities

   Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly. The Real Estate Portfolio will not invest in real estate directly, but only in securities issued by real estate companies. However, the Portfolio may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

   In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Portfolio to possibly fail to qualify as a regulated investment company.

                           INVESTMENT RESTRICTIONS

   The following information supplements the information included in the Prospectus with respect to the investment restrictions to which the Portfolios of the Fund are subject. The investment restrictions described below are fundamental policies and may not be changed as to any Portfolio without the approval of the lesser of (i) a majority of the Portfolio's outstanding shares or (ii) 67% of the Portfolio's shares represented at a meeting of Fund shareholders at which the holders of 50% or more of the Portfolio's outstanding shares are present. No Portfolio of the Fund may:

    (1) Make short sales of securities, unless at the time of sale the Portfolio owns an equal amount of such securities.

    (2) Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

    (3) Write, purchase or sell puts, calls or combinations thereof, except that the Portfolios may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and Portfolios, other than the Bond Portfolio, may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, (b) purchase exchange- traded call options and put options, and such Portfolios, other than the Bond Portfolio, may purchase call and put options traded over the counter, provided that the premiums on all outstanding call and put options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options, and (c) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on such Portfolio's existing futures and related options positions and the premiums paid for related options would not exceed 5% of its total assets.

    (4) Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 15% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for administrative purposes. Deposits in escrow in connection with the writing of covered call options, secured put options, or the purchase or sale of financial futures contracts and related options are not deemed to be a pledge or other encumbrance. The Bond Portfolio will not purchase securities while temporary bank borrowings in excess of 5% of its net assets are outstanding.

    (5) Underwrite the securities of other issuers, except to the extent that in connection with the disposition of its portfolio securities, a Portfolio may be deemed to be an underwriter. The Capital
        Appreciation (with respect to up to one third of its assets), International and Emerging Markets Portfolios may buy and sell securities outside the United States which are not registered with the SEC or marketable in the United States.

    (6) Concentrate its assets in the securities of issuers which conduct their principal business activities in the same industry, except that the Real Estate Portfolio may so concentrate its assets and the Bond Portfolio may invest more than 25% of its assets in a particular segment of the municipal securities market. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    (7) Make any investment in real estate, real estate limited partnerships, commodities or commodities contracts, except that a Portfolio may (a) purchase or sell readily marketable securities which are secured by interests in real estate, including real estate investment and mortgage investment trusts, and (b) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Portfolio's futures and related options positions and the premiums paid for related options would not exceed 5% of the Portfolio's total assets, and (c) the Capital Appreciation, International and Emerging Markets Portfolios may enter into foreign currency transactions.

    (8) Make loans, except that the Portfolio may (a) purchase bonds, notes, debentures or similar obligations which are customarily purchased by institutional investors, whether publicly distributed or not, (b) invest in repurchase agreements, provided that an aggregate of no more than 10% of the Portfolio's net assets (taken at market value) may be invested in repurchase agreements having maturities of more than seven days and all other illiquid securities, and (c) loan its portfolio securities in amounts up to one third of the market or other fair value of its total assets, subject to restrictions described more fully above.

    (9) Purchase securities of other investment companies, except that the Portfolio may make such a purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that immediately thereafter
        (i) not more than 10% of the Portfolio's total assets would be invested in such securities and (ii) not more than 3% of the voting stock of another investment company would be owned by the Portfolio, or (b) as part of a merger, consolidation, or acquisition of assets.

   (10) Invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government and, in the case of the Capital Appreciation, International and Emerging Markets Portfolios any foreign government, its agencies and instrumentalities) or purchase more than 10% of the outstanding voting securities or more than 10% of the securities of any class of any one issuer; however, the foregoing limitations do not apply to the Real Estate Portfolio and Emerging Markets Portfolio. With respect to 75% of its assets, a Portfolio which may invest in foreign securities will limit its investments in the securities of any one foreign government, its agencies and instrumentalities, to 5% of the Portfolio's total assets.

   (11) Invest in securities of any issuer if any officer or Trustee of the Fund or any officer or director of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer and all such persons own in the aggregate more than 5% of the securities of such issuer.

   (12) Invest in the aggregate more than 5% of its total assets in the securities of any issuers (other than real estate investment trusts) which have (with predecessors) a record of less than three years of continuous operations.

   (13) Invest in warrants or rights except where acquired in units or attached to other securities. The Capital Appreciation, Real Estate, International and Emerging Markets Portfolios each may invest up to 5% of its total assets in warrants or rights which are not in units or attached to other securities.

   (14) Purchase restricted securities (including repurchase agreements having maturities of more than seven days) or securities for which market value quotations are not readily available if as a result of such purchase more than 10% of the Portfolio's total assets would be invested in the aggregate in such securities.

   (15) Invest in interests in oil, gas, or other mineral exploration or development programs.

   (16) Issue senior securities as defined in the Investment Company Act of 1940 except to the extent that it is permissible to (a) borrow money from banks pursuant to the Trust's investment restrictions regarding the borrowing of money, and (b) enter into transactions involving forward foreign currency contracts and options thereon, as described in the Trust's Prospectus and this Statement of Additional Information.

   If a percentage restriction on investment or utilization of assets as set forth is adhered to at the time an investment is made, a later change in the percentage resulting from a change in the value or costs of the Portfolio's assets will not be considered violative of the restriction except as provided in (11) above.

                                 PERFORMANCE

   Performance information for each Portfolio (and Class of Portfolio) may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as the "yield" of the Bond Portfolio and as "average annual total return" and "total return" of any of the Portfolios.

   Quotations of the yield for the Bond Portfolio will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses (including pro rata Trust expenses and expenses applicable to each particular Portfolio or Class of Portfolio) accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Portfolio or Class on the last day of the period, according to the following formula:

   YIELD = 2[(((a-b)) + 1)((6))-1]
                cd)
where a = dividends and interest earned during the period by the Portfolio.
      b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the net asset value per share on the last day of the period.

   For the thirty day period ended November 30, 1995, the yield for the Bond Portfolio Class A shares and Class B shares was 4.95% and 4.32% respectively; and the Emerging Markets Portfolio was 11.36% and 10.75%.

   A Portfolio's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for the Portfolio for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Portfolio's shares on the first day of the period, adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period.

   Calculation of a Portfolio's total return is subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment ("initial investment") in the Portfolio's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

   The manner in which total return will be calculated for public use is described above. The following table summarizes the calculation of total return for each Portfolio, where applicable, through November 30, 1995.

   The following table illustrates average annual total return for each Portfolio for the 1, 5 and 10 year periods ended November 30, 1995.

AVERAGE ANNUAL TOTAL RETURN AS OF NOVEMBER 30, 1995

                                     PERIODS ENDED
                       -----------------------------------------
PORTFOLIO               1 YEAR     5 YEAR     SINCE INCEPTION*
 -------------------   --------   --------   -------------------
Bond
 Class A                14.21%      7.79%            8.39%
 Class B                14.07%       N/A             4.28%
Capital Appreciation
 Class A                21.79%     17.01%           17.39%
 Class B                21.92%       N/A            17.69%
International
 Class A                -0.83%      6.39%            5.85%
 Class B                -1.51%       N/A            -1.53%
Real Estate
 Class A                  N/A        N/A             4.64%
 Class B                  N/A        N/A             4.21%
Emerging Markets
 Class A                  N/A        N/A            -0.57%
 Class B                  N/A        N/A            -0.77%

* The Bond, Capital Appreciation, and International Portfolios commenced operations on July 15, 1988, November 1, 1989 and November 1, 1989, respectively. Bond Portfolio Class B commenced operations on February 16, 1994. Capital Appreciation and International Portfolios Class B commenced operations on July 15, 1994. The Real Estate and Emerging Markets Portfolios commenced operations on March 1, 1995 and September 5, 1995 respectively.

Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for both classes of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                           PERFORMANCE COMPARISONS

   Each Portfolio or Class of Portfolio may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc., and rating services such as Morningstar, Inc. Additionally, a Portfolio may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, Investor's Daily and Personal Investor. The total return may be used to compare the performance of the Portfolios against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Shearson Lehman Corporate Index and Shearson Lehman T-Bond Index. The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

                              PORTFOLIO TURNOVER

   The Portfolios pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Portfolio and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Portfolios will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates.

                            TRUSTEES AND OFFICERS

   The Trustees and Officers of the Fund and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each Trustee and executive officer is 56 Prospect Street, Hartford, Connecticut, 06115-0480. On December 30, 1993, the shareholders elected to fix the number of trustees at ten and to elect such number of trustees. On February 15, 1995, the Trustees voted to increase the number of Trustees from ten to eleven and to appoint Lowell P. Weicker, Jr. to fill the vacancy caused by the increase. The elected and appointed Trustees are listed below.

                                 Positions Held                       Principal Occupation(s)
Name, Address and Age             With the Fund                       During the Past 5 Years
 -----------------------------   ---------------    ------------------------------------------------------------
C. Duane Blinn (68)               Trustee           Partner in the law firm of Day, Berry & Howard.
  Day, Berry & Howard                               Director/Trustee, Phoenix Funds (1980-present).
  CityPlace                                         Director/Trustee, the National Affiliated Investment
  Hartford, CT 06103                                Companies (until 1993).
Robert Chesek (61)                Trustee           Trustee/Director, Phoenix Funds (1981-present) and Chairman
  49 Old Post Road                                  (1989- 1994). Director/Trustee, the National Affiliated
  Wethersfield, CT 06109                            Investment Companies (until 1993). Vice President, Common
                                                    Stock, Phoenix Home Life Mutual Insurance Company
                                                    (1980-1994).
E. Virgil Conway (66)             Trustee           Trustee/Director, Consolidated Edison Company of New York,
  9 Rittenhouse Road                                Inc. (1970-present), Pace University (1978-present),
  Bronxville, NY 10708                              Atlantic Mutual Insurance Company (1974-present), HRE
                                                    Properties (1989-present), Greater New York Councils, Boy
                                                    Scouts of America (1985-present), Union Pacific Corp.
                                                    (1978-present), Blackrock Fund for Fannie Mae Mortgage
                                                    Securities (Advisory Director) (1989-present), Centennial
                                                    Insurance Company, Josiah Macy, Jr., Foundation, and The
                                                    Harlem Youth Development Foundation. Advisory Director, Fund
                                                    Directions (1993-present). Chairman, Metropolitan
                                                    Transportation Authority (1992- present). Chairman, Audit
                                                    Committee of the City of New York (1981- present).
                                                    Director/Trustee, the National Affiliated Investment
                                                    Companies (until 1993). Director/Trustee, Phoenix Funds
                                                    (1993- present). Director, Accuhealth (1994-present), Trism,
                                                    Inc. (1994- present), Realty Foundation of New York
                                                    (1972-present). Chairman, New York Housing Partnership
                                                    Development Corp. (1981-present).
Harry Dalzell-Payne (66)          Trustee           Director/Trustee, Phoenix Funds (1983-present). Director,
  330 East 39th Street                              Farragut Mortgage Co., Inc. (1991-1994). Director/Trustee,
  Apartment 29G                                     the National Affiliated Investment Companies (1983-1993).
  New York, NY 10016                                Formerly a Major General of the British Army.
Leroy Keith, Jr. (57)             Trustee           Chairman and Chief Executive Officer, Carson Products
  Chairman and Chief                                Company (1995-present). Director/Trustee, Phoenix Funds
   Executive Officer                                (1980-present). Director Equifax Corp. (1991-present), and
  Carson Products Company                           Keystone International Fund, Inc. (1989-present). Trustee,
  64 Ross Road                                      Keystone Liquid Trust, Keystone Tax Exempt Trust, Keystone
  Savannah, GA 31405                                Tax Free Fund, Master Reserves Tax Free Trust, and Master
                                                    Reserves Trust. Director/Trustee, the National Affiliated
                                                    Investment Companies (until 1993). Director, Blue Cross/
                                                    Blue Shield (1989-1993) and First Union Bank of Georgia
                                                    (1989- 1993). President, Morehouse College (1987-1994).
                                                    Chairman and Chief Executive Officer, Keith Ventures
                                                    (1994-1995).

                                      16

                                 Positions Held                       Principal Occupation(s)
Name, Address and Age             With the Fund                       During the Past 5 Years
 -----------------------------   ---------------   -------------------------------------------------------------
*Philip R. McLoughlin (49)        Trustee and       Director (1994-present) and Executive Vice President,
                                  President         Investments, Phoenix Home Life Mutual Insurance Company
                                                    (1987-present). Director, Vice Chairman and Chief Executive
                                                    Officer, Phoenix Duff & Phelps Corporation (1995-present).
                                                    Director/Trustee and President, Phoenix Funds
                                                    (1989-present). Director, Phoenix Investment Counsel, Inc.
                                                    (1983-present). Director (1984-present) and President
                                                    (1990-present), Phoenix Equity Planning Corporation.
                                                    Director, Phoenix Re Corporation (Delaware) (1985- present).
                                                    Director, World Trust Fund (1991-present). Director/Trustee, the National Affiliated Investment Companies (until 1993).
                                                    Director, Chairman and Chief Executive Officer, National
                                                    Securities & Research Corporation (1993-present) and Phoenix
                                                    Securities Group, Inc. (1993-present). Director
                                                    (1992-present) and President (1992-1994) W.S. Griffith &
                                                    Co., Inc. and Townsend Financial Advisers, Inc.
James M. Oates (49)               Trustee           Managing Director, The Wydown Group (1994-present). Director
  Managing Director                                 Phoenix Duff & Phelps Corporation (1995-present).
  The Wydown Group                                  Director/Trustee, Phoenix Funds (1987-present) Director,
  50 Congress Street                                Govett Worldwide Opportunity Funds, Inc. (1991-present),
  Suite 1000                                        Stifel Financial Corporation (1986-present). Director,
  Boston, MA 02109                                  Investors Bank and Trust Corporation and Investors Financial
                                                    Services Corporation. Director/Trustee, the National
                                                    Affiliated Investment Companies (until 1993). Director
                                                    (1984-1994), President (1984-1994) and Chief Executive
                                                    Officer (1986-1994), Neworld Bank. Savings Bank Life
                                                    Insurance Company (1988-1994). Director, Blue Cross & Blue
                                                    Shield of New Hampshire.
Philip R. Reynolds (68)           Trustee           Director/Trustee, Phoenix Funds (1984-present). Director,
  43 Montclair Drive                                Vestaur Securities, Inc. (1972-present). Trustee, Treasurer,
  West Hartford, CT 06107                           J. Walton Bissell Foundation and Treasurer, J. Walton
                                                    Bissell Foundation Inc. (1988- present). Director/Trustee, the National Affiliated Investment Companies (until 1993).
Herbert Roth, Jr. (67)            Trustee           Director/Trustee, Phoenix Funds (1980-present). Director,
  134 Lake Street                                   Boston Edison Company (1978-present), Phoenix Home Life
  P.O. Box 909                                      Mutual Insurance Company (1972-present), Landauer, Inc.
  Sherborn, MA 01770                                (medical services) (1970- present), Tech Ops./Sevcon, Inc.
                                                    (electronic controllers) (1987-present), Key Energy Group
                                                    (oil rig service) (1988-1994), and Mark IV Industries
                                                    (diversified manufacturer) (1985-present). Director/Trustee, the National Affiliated Investment Companies (until 1993).
Richard E. Segerson (50)          Trustee           Director/Trustee, Phoenix Funds, (1993-present). Consultant,
  102 Valley Road                                   Tootal Group (1989-1991) and Texas Air Corporation
  New Canaan, CT 06840                              (1987-1989). Vice President and General Manager, Coats &
                                                    Clark, Inc. (previously Tootal American, Inc.) (1991-1993).
                                                    Director/Trustee, the National Affiliated Investment
                                                    Companies (1984-1993).
Lowell P. Weicker, Jr. (64)       Trustee           Trustee/Director, the Phoenix Funds (1995-present). Former
  Dresing Lierman Weicker                           Governor of the State of Connecticut (1991-1995). Director,
  6931 Arlington Road                               UST, Inc. (1995- present).
  Suite 501
  Bethesda, MD 20814

 *Indicates that the Trustee is an "interested person" of the Trust within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.

                                      17

                                 Positions Held                       Principal Occupation(s)
Name, Address and Age             With the Fund                       During the Past 5 Years
 -----------------------------   ---------------    ------------------------------------------------------------
Martin J. Gavin (45)              Executive         Director and Executive Vice President, Finance and
                                  Vice              Operations, Phoenix Duff & Phelps Corporation
                                  President         (1995-present). Senior Vice President, Investment Products,
                                                    Phoenix Home Life Mutual Insurance Company (1989-1995).
                                                    Director and Executive Vice President, Phoenix Equity
                                                    Planning Corporation (1990-present). Director (1994-present)
                                                    and Executive Vice President (1991-present), Phoenix
                                                    Investment Counsel, Inc. Director and Executive Vice
                                                    President, Phoenix Securities Group, Inc. (1993-present) and
                                                    National Securities & Research Corporation (1993-present).
                                                    Director (1993-present) and Executive Vice President
                                                    (1993-1994), W.S. Griffith & Co., Inc. and Townsend
                                                    Financial Advisers, Inc. Executive Vice President, the
                                                    Phoenix Funds (1993-present). Director and Vice President,
                                                    PM Holdings, Inc. (1994-present). Executive Vice President,
                                                    National Affiliated Investment Companies (until 1993).
Michael E. Haylon (38)            Executive Vice    Director and Executive Vice President, Investments, Phoenix
                                  President         Duff & Phelps Corporation (1995-present). Senior Vice
                                                    President, Securities Investments, Phoenix Home Life Mutual
                                                    Insurance Company (1993- 1995). Executive Vice President,
                                                    the Phoenix Funds (1995-present). Director (1994-present)
                                                    and President (1995-present), Phoenix Investment Counsel,
                                                    Inc. Director and Executive Vice President
                                                    (1994-present), National Securities & Research Corporation.
                                                    Various other positions with Phoenix Home Life Mutual
                                                    Insurance Company (1990-1993).
William J. Newman (56)            Senior Vice       Executive Vice President, Phoenix Investment Counsel, Inc.
                                  President         (1995- present). Vice President, Common Stock, and Chief
                                                    Investment Strategist, Phoenix Home Life Mutual Insurance
                                                    Company (April 1995-November 1995). Senior Vice President,
                                                    National Securities & Research Corporation (1995-present).
                                                    Senior Vice President, Phoenix Equity Planning Corporation
                                                    (1995-present). Vice President, Phoenix Strategic Equity
                                                    Series Fund (1995-present). Senior Vice President, The
                                                    Phoenix Edge Series Fund (1995-present) and Phoenix Multi-
                                                    Portfolio Fund (1995-present). Chief Investment Strategist,
                                                    Kidder, Peabody Co. Inc. (1993-1994). Managing Director,
                                                    Equities, Bankers Trust (1991-1993) and McKay Shields
                                                    (1988-1990).
David L. Albrycht (34)            Vice President    Vice President, Phoenix Asset Reserve (1993-present) and
                                  and Portfolio     Phoenix Multi-Sector Fixed Income Fund, Inc. (1994-present).
                                  Manager           Vice President, Phoenix Investment Counsel, Inc.
                                                    (1995-present). Portfolio Manager, Phoenix Home Life Mutual
                                                    Insurance Company (1990-1995).
Curtiss O. Barrows (44)           Vice President    Vice President, Phoenix Series Fund (1985-present), National
                                  and Portfolio     Securities & Research Corporation (1993-present), The
                                  Manager           Phoenix Edge Series Fund (1986-present) and Phoenix
                                                    Investment Counsel, Inc. (1991-present). Portfolio Manager,
                                                    Public Bonds, Phoenix Home Life Mutual Insurance Company
                                                    (1991-1995). Various other positions with Phoenix Home Life
                                                    Mutual Insurance Company (1985-1991).
James M. Dolan (46)               Vice President    Vice President and Compliance Officer (1994-present), and
  100 Bright Meadow Blvd.                           Assistant Secretary (1981-present), Phoenix Equity Planning
  P.O. Box 2200                                     Corporation. Vice President, Phoenix Funds (1989-present).
  Enfield, CT 06083-2200                            Vice President (1991- present), Assistant Clerk and
                                                    Assistant Secretary (1982-present), Phoenix Investment
                                                    Counsel, Inc. Vice President and Chief Compliance Officer
                                                    (1994-present), Phoenix Realty Advisors, Inc. and Chief
                                                    Compliance Officer (1995-present), Phoenix Realty
                                                    Securities, Inc. Vice President, the National Affiliated
                                                    Investment Companies (until 1993). Various other positions with Phoenix Equity Planning Corporation (1978-1994).

                                      18

                                 Positions Held                       Principal Occupation(s)
Name, Address and Age             With the Fund                       During the Past 5 Years
 -----------------------------   ---------------   -------------------------------------------------------------
Jeanne H. Dorey (34)              Vice President    Vice President, Phoenix Worldwide Opportunities Fund
                                  and Portfolio     (1993-present), National Securities & Research Corporation
                                  Manager           (1993-present), The Phoenix Edge Series Fund (1993-present)
                                                    and Phoenix Investment Counsel, Inc. (1993-present).
                                                    Portfolio Manager, International, Phoenix Home Life Mutual
                                                    Insurance Company (1993-1995).
Peter S. Lannigan (35)            Vice President    Vice President, Phoenix Investment Counsel, Inc.
                                  and Portfolio     (1995-present). Director, Public Fixed Income, Phoenix Home
                                  Manager           Life Mutual Insurance Company (1993-1995). Associate
                                                    Director, Bond Rating Group, Standard & Poor's Corp.
                                                    (1989-1993).
Thomas S. Melvin, Jr. (52)        Vice President    Vice President, Phoenix Investment Counsel, Inc.
                                                    (1994-present) and National Securities & Research
                                                    Corporation (1994-present). Portfolio Manager, Common Stock,
                                                    Phoenix Home Life Mutual Insurance Company (1991-1995).
William R. Moyer (51)             Vice President    Senior Vice President, Finance (1990-present), and Treasurer
  100 Bright Meadow Blvd.                           (1994- present), Phoenix Equity Planning Corporation, and
  P.O. Box 2200                                     Phoenix Investment Counsel, Inc. Senior Vice President and
  Enfield, CT 06083-2200                            Chief Financial Officer, Phoenix Duff & Phelps Corporation,
                                                    (1995-present). Vice President, Phoenix Funds
                                                    (1990-present). Senior Vice President, Finance, Phoenix
                                                    Securities Group, Inc. (1993-present). Senior Vice
                                                    President, Finance (1993-present), and Treasurer
                                                    (1994-present), National Securities & Research Corporation.
                                                    Senior Vice President and Chief Financial Officer
                                                    (1993-present) and Treasurer (1994-present), W.S. Griffith &
                                                    Co., Inc. and Townsend Financial Advisers, Inc. Vice
                                                    President, Investment Products Finance, Phoenix Home Life
                                                    Mutual Insurance Company (1990-1995). Vice President, the
                                                    National Affiliated Investment Companies (until 1993).
Scott C. Noble (49)               Vice              Director and President, Phoenix Realty Group, Inc.
                                  President         (1995-present). Senior Vice President, Real Estate, Phoenix
                                                    Home Life Mutual Insurance Company (1993-present). Director and Executive Vice President, Phoenix Real Estate
                                                    Securities, Inc. (1993-present). Vice President, Phoenix
                                                    Multi-Portfolio Fund (1994-present) and The Phoenix Edge
                                                    Series Fund (1995-present). Director (1991-present) and
                                                    President (1993-present), Phoenix Founders, Inc. Director
                                                    and President Phoenix Realty Group, Inc. (1994-present).
                                                    Director, Phoenix Realty Advisors, Inc. (1991-present).
                                                    Director, President and Chief Executive Officer
                                                    (1994-present), Phoenix Realty Investors, Inc. Various other positions with Phoenix Home Life Insurance Company
                                                    (1991-1993).
Barbara Rubin (42)                Vice              Vice President, Real Estate, Phoenix Home Life Mutual
                                  President and     Insurance Company (1992-present). Vice President, Phoenix
                                  Portfolio         Multi-Portfolio Fund (1994-present) and The Phoenix Edge
                                  Manager           Series Fund (1995-present). Second Vice President, Real
                                                    Estate, Phoenix Home Life Mutual Insurance Company
                                                    (1986-1992). Vice President (1991-present) 238 Columbus
                                                    Blvd, Inc. Director (1988-present) and Vice President
                                                    (1993-present), Phoenix Founders, Inc. Vice President
                                                    (1993-present), Phoenix Real Estate Securities, Inc.
                                                    Director and President (1987-present) Phoenix Realty
                                                    Advisors, Inc. Executive Vice President (1994-present),
                                                    Phoenix Realty Securities, Inc.
Leonard J. Saltiel (41)           Vice              Senior Vice President, Phoenix Equity Planning Corporation
                                  President         (1994- present). Vice President, Phoenix Funds
                                                    (1994-present) and National Securities & Research
                                                    Corporation. Vice President, Investment Operations, Phoenix
                                                    Home Life Mutual Insurance Company (1994- 1995). Various
                                                    positions with Home Life Insurance Company and Phoenix Home
                                                    Life Mutual Insurance Company (1987-1994).

                                      19

                                 Positions Held                       Principal Occupation(s)
Name, Address and Age             With the Fund                       During the Past 5 Years
 -----------------------------   ---------------   -------------------------------------------------------------
James D. Wehr (38)                Vice President    Vice President, Phoenix California Tax Exempt Bonds, Inc.
                                  and Portfolio     (1993- present), Phoenix Multi-Portfolio Fund
                                  Manager           (1988-present), Phoenix Series Fund (1990-present), The
                                                    Phoenix Edge Series Fund (1991-present), Phoenix Investment
                                                    Counsel, Inc. (1991-present) and National Securities &
                                                    Research Corporation (1993-present). Managing Director,
                                                    Public Fixed Income, Phoenix Home Life Mutual Insurance
                                                    Company, (1991-1995). Various positions with Phoenix Home
                                                    Life Mutual Insurance Company (1981-1991).
John T. Wilson (32)               Vice President    Vice President, Phoenix Investment Counsel, Inc.
                                  and Portfolio     (1995-present). Portfolio Manager, The Phoenix Edge Series
                                  Manager           Fund-Growth Series (1992-present) Co-Portfolio Manager,
                                                    Phoenix Worldwide Opportunities Fund (1994-present),
                                                    Co-Manager, Phoenix Multi-Portfolio Fund- Capital
                                                    Appreciation Portfolio (1994-1995) and Portfolio Manager,
                                                    Phoenix Multi-Portfolio Fund-Capital Appreciation Portfolio
                                                    (1995- present). Vice President, Phoenix Multi-Portfolio
                                                    Fund (1994-present), The Phoenix Edge Series Fund
                                                    (1994-present) and Phoenix Worldwide Opportunities Fund
                                                    (1994-present). Portfolio Manager, Common Stock, Phoenix
                                                    Home Life Mutual Life Insurance Company (1990-1995).
G. Jeffrey Bohne (48)             Secretary         Vice President, Transfer Agent Operations, Phoenix Equity
  101 Munson Street                                 Planning Corporation (1993-present). Secretary, the Phoenix
  Greenfield, MA 01301                              Funds (1993- present). Clerk, Phoenix Total Return Fund,
                                                    Inc. (1994-present). Vice President and General Manager,
                                                    Phoenix Home Life Mutual Insurance Co. (1993-1995). Vice
                                                    President, Home Life of New York Insurance Company
                                                    (1984-1992).
Nancy G. Curtiss (43)             Treasurer         Treasurer, Phoenix Funds (1994-present). Vice President,
                                                    Fund Accounting, Phoenix Equity Planning Corporation
                                                    (1994-present). Second Vice President and Treasurer, Fund
                                                    Accounting, Phoenix Home Life Mutual Insurance Company
                                                    (1994-1995). Various positions with Phoenix Home Life
                                                    Insurance Company (1987-1994).

   For services rendered to the Fund for the fiscal year ended November 30, 1995, the Trustees receive aggregate remuneration of $102,545. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $36,000 and a fee of $2,000 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $1,000 and $1,000 per joint Executive Committee meeting attended. Trustee fee costs are allocated equally to each of the Series and the Funds within the Phoenix Funds complex. The foregoing fees do not include reimbursement of expenses incurred in connection with meeting attendance. Officers and interested Trustees of the Fund are compensated for their services by the Adviser and receive no compensation from the Fund.

For the Fund's last fiscal year, the Trustees received the following compensation:

                                                                                         Total
                                               Pension or                             Compensation
                             Aggregate     Retirement Benefits      Estimated        From Fund and
                           Compensation      Accrued as Part     Annual Benefits      Fund Complex
          Name               From Fund      of Fund Expenses     Upon Retirement    Paid to Trustees
------------------------   -------------   -------------------   ---------------   ------------------
C. Duane Blinn               $10,305*                                                   $47,500*
Robert Chesek                $  9,338                                                   $ 42,750
E. Virgil Conway             $ 11,673                                                   $ 53,500
Harry Dalzell-Payne          $  9,718                                                   $ 44,500
Leroy Keith, Jr.             $  9,278              None                None             $      0
Philip R. McLoughlin         $      0            for any             for any            $ 42,500
James M. Oates               $ 11,225            Trustee             Trustee            $ 51,500
Philip R. Reynolds           $  9,718                                                   $ 44,500
Herbert Roth, Jr.            $12,340*                                                   $ 56,500
Richard E. Segerson          $ 11,225                                                   $ 51,500
Lowell P. Weicker            $  7,725                                                   $ 34,500

   *At the request of Messrs. Blinn and Roth, arrangements have been established to permit their compensation (and the earnings thereon) to be deferred until their retirement or resignation from the Board of Trustees, or their death or permanent disability.

                           THE INVESTMENT ADVISERS

   The offices of Phoenix Investment Counsel, Inc., (PIC) are located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC was organized in 1932 as John P. Chase, Inc. In addition to the Fund, the PIC also serves as investment adviser to The Phoenix Edge Series Fund, Phoenix Series Fund and Phoenix Total Return Fund, Inc., and as subadviser to American Skandia Trust, Chubb America Fund, Inc., JNL Series Trust, and SunAmerica Series Trust among others. The offices of Phoenix Realty Securities, Inc. (PRS) are located at 38 Prospect Street, Hartford, Connecticut 06115. PRS was formed on August 25, 1994 and has no other account which it manages and no prior operating history.

  All of the outstanding stock of the PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning"), an subsidiary of Phoenix Duff & Phelps Corporation of Chicago, Illinois. Prior to November 1, 1995 PIC Equity Planning were indirect, wholly-owned subsidiaries of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut. All of the outstanding stock of PRS is owned by Phoenix Realty Group, Inc. an indirect subsidiary of Phoenix Home Life. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Equity Planning, a mutual fund distributor, acts as the National Distributor of the Fund's shares and as Financial Agent of the Fund. The principal office of Phoenix Home Life is located at One American Row, Hartford, Connecticut, 06115. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, Enfield, Connecticut, 06083-2200.

   David L. Albrycht, Curtiss O. Barrows, James M. Dolan, Jeanne H. Dorey, Peter S. Lannigan, Thomas S. Melvin, Jr., William R. Moyer, William J. Newman, James D. Wehr and John T. Wilson, officers of the Fund, are officers of PIC. Scott C. Noble and Barbara Rubin, officers of the Fund, are officers of PRS. Mr. Philip R. McLoughlin, an officer and Trustee of the Fund, is a director of PIC and PRS. Martin J. Gavin and Michael E. Haylon, officers of the Fund, are officers and Directors of PIC.

   The investment advisory agreements provide that the Fund will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Fund. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Fund and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of PIC or PRS or any of its affiliates, expenses of Trustees, and shareholders' meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Fund), expenses of printing and mailing share certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Trustees, the Fund will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Fund is a party.

   Each Portfolio will pay expenses incurred in its own operation and will also pay a portion of the Fund's general administration expenses allocated on the basis of the asset values of the respective Portfolios.

   For managing, or directing the management of the investments of each Portfolio, PIC is entitled to a fee for the Bond Portfolio, payable monthly, at the annual rate of 0.45% of the average of the aggregate daily net asset values of the Portfolio up to $1 billion; 0.40% of such value between $1 billion and $2 billion; and 0.35% of such value in excess of $2 billion. PIC is entitled to a monthly fee for the Capital Appreciation Portfolio, Emerging Markets Portfolio and International Portfolio at the annual rate of 0.75% of the average of the aggregate daily net asset values of each Portfolio up to $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion. For managing or directing the investments of the Real Estate Portfolio, PRS is entitled to a fee payable monthly, at the annual rate of 0.75% of the average of the aggregate daily net asset values of the Portfolio up to $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion.

   The investment advisory agreements provide that the applicable adviser will reimburse the Fund for the amount, if any, by which the total operating and management expenses of any Portfolio (including the investment adviser's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which such Portfolio is permitted to bear under the most restrictive expense limitation (which is not waived) imposed on mutual funds by any state in which shares of such Portfolio are then qualified for sale. Currently the most restrictive state expense limitation provisions limit such expenses of any Portfolio of the Fund to 2.5% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1.5% of such net assets in excess of $100 million. Such reimbursement, if any, will be made by the applicable adviser to the Fund within five days after the end of each month.

  For its services to the Bond, Capital Appreciation, International Portfolios and Emerging Markets Portfolios of the Fund during the fiscal year ended November 30, 1995, PIC received a fee of $5,195,316. For its services to the Real Estate Portfolio PRS during the year ended November 30, 1995, PRS received a fee of $51,536. Of these totals, PIC received fees from each Portfolio as follows:

                              1993          1994            1995
Capital Appreciation       $2,495,574    $3,277,801      $3,394,485
International                 352,036     1,150,757       1,112,314
Bond                          140,385       735,312         669,273
Emerging Markets               --                --          19,244

   The investment advisory agreements also provide that each adviser shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such adviser in the performance of its duties thereunder.

   In accordance with the Sub-Advisory Agreement between the Fund and ABKB, ABKB is paid a monthly fee at the annual rate of 0.45% of the average aggregate daily net asset values of the Portfolio up to $1 billion; 0.35% of such value between $1 billion and $2 billion; and 0.30% of such value in excess of $2 billion. The sub-advisory agreement relating to the Real Estate Portfolio provides, among other things, that ABKB shall maintain certain records for the Portfolio, effectuate the purchase and sale of securities for the Portfolio and provide quarterly reports to the Trustees. In addition, ABKB provides investment research, advice and analysis to PRS, including, without limitation, initial and ongoing assessment of national, regional and specific real estate markets and real estate related equities, and detailed analysis of real estate investment trust assets considered for purchase and held by the Portfolio with respect to, among other things, local market conditions, fair market value, overall property condition, insurance coverages and deductibles, tenant composition and vacancies, compliance matters relating to zoning, handicap accessibility, environmental, and other applicable codes, and such other matters as PRS shall from time to time request.

   Provided it has been approved by a vote of the majority of the outstanding shares of a Portfolio of the Fund which is subject to its terms and conditions, each investment advisory agreement continues from year to year with respect of such Portfolio so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding shares of such Portfolio and (2) the terms and any renewal of the agreement with respect to such Portfolio have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the Investment Company Act of 1940, of the Fund or the relevant adviser, cast in person at a meeting called for the purpose of voting on such approval. On sixty days' written notice and without penalty the agreement may be terminated as to the Fund or as to a Portfolio by the Trustees or by the relevant adviser and may be terminated as to a Portfolio by a vote of the majority of the outstanding shares of such Portfolio. The Agreement automatically terminates upon its assignment (within the meaning of the Investment Company Act). The agreement provides that upon its termination, or at the request of the relevant adviser, the Fund will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.

                            PORTFOLIO TRANSACTIONS

   In effecting portfolio transactions for the Fund, each adviser adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by each adviser and the Subadviser in determining the overall reasonableness of brokerage commissions paid by the Fund.

   Each adviser may cause the Fund to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if such adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund are considered to be in addition to and not in lieu of services required to be performed by each adviser under its contract with the Fund and may benefit both the Fund and other accounts of such adviser. Conversely, brokerage and research services provided by brokers to other accounts of an adviser may benefit the Fund.

   If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

   As described in the Prospectus, some portfolio transactions are, subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund.

  For the fiscal years ended November 30, 1993, 1994 and 1995, brokerage commissions paid by the Fund on Portfolio transactions totaled $1,318,229, $3,679,752 and $3,531,634 respectively. Brokerage commissions of $3,332,687 paid during the fiscal year ended November 30, 1995, were paid on portfolio transactions aggregating $1,732,166,109 executed by brokers who provided research and other statistical and factual information.

   Investment decisions for the Fund are made independently from those of the other investment companies or accounts advised by either adviser. It may frequently happen that the same security is held in the portfolio of more than one fund. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund. When two or more funds advised by either adviser (or any subadviser) are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds in a manner equitable to each fund. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund. It is the opinion of the Board of Trustees of the Fund that the desirability of utilizing each adviser as investment adviser to the Fund outweighs the disadvantages that may be said to exist from simultaneous transactions.

                       DETERMINATION OF NET ASSET VALUE

   As described under the caption "Net Asset Value" in the Prospectus, current value for a Portfolio's investments is determined as follows: debt securities (other than short-term obligations) for which market quotations are not readily available are normally valued on the basis of valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities; securities listed or traded on a national securities exchange are valued at the last sale price or, if there has been no recent sale, at the last bid price; securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values on their respective exchanges where primarily traded; securities traded in the over the counter market are valued at the last bid price; and short-term obligations maturing in less than sixty days are valued at amortized cost, which approximates market. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event current prices provided by market makers are used. Over-the-counter fixed income options are valued based upon current prices provided by market makers. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place for the International and Emerging Markets Portfolios, contemporaneously with the determination of the prices of the majority of the portfolio securities. For purposes of determining the net asset value of the International and Emerging Markets Portfolios all assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and offered quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Portfolio has other investments, such investments are valued at the fair value thereof, as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                              HOW TO BUY SHARES

   The Prospectus includes information as to the offering price of shares of the Portfolios, the sales charge, if any, included in the offering price, and the minimum initial and subsequent investments which may be made in a Portfolio. Sales of shares are made through registered representatives of the National Distributor, Equity Planning, or through securities dealers with whom Equity Planning has sales agreements. Dealers purchase Class A shares at a discount from the applicable offering price, the maximum discount on transactions of less than $50,000 being 4.25%. The balance of the sales charge is retained by Equity Planning. Dealers receiving such discounts may be deemed "underwriters" within the meaning of that term under the Securities Act of 1933. Sales of shares are also made to customers of banks or bank-affiliated securities brokers with whom Equity Planning has sales agreements. Customers purchase shares at the applicable offering price. Out of the sales charge included in the offering price the securities broker is allowed an agency fee equal to the dealer discount on a like transaction through a dealer and the balance of the sales charge is retained by Equity Planning. The discount from the applicable offering price of agency fee is the same for all brokers or dealers.

   Where customers of a securities dealer or broker with whom Equity Planning has a sales agreement hold Class A shares of a Portfolio with an aggregate value of $50,000 or more, Equity Planning may pay to such securities dealer or securities broker from its own resources (which may include payments received from the Trust under the Distribution Plan) a fee equal to 0.25% on an annualized basis of the aggregate average daily net asset values of the shares of the Portfolio held by customers of such securities dealer or securities broker.

                      ALTERNATIVE PURCHASE ARRANGEMENTS

   Each Portfolio is authorized to offer two classes of shares. Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative"), or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Shares of all other Portfolios are sold subject to an initial sales charge or at net asset value per share.

    Class A Shares. An investor who pays an initial sales charge or purchases at net asset value acquires Class A shares. Class A shares are subject to an ongoing distribution fee at an annual rate of up to 0.25% of the Series' aggregate average daily net assets attributable to Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges.

    Class B Shares. An investor who elects the deferred sales charge alternative acquires Class B shares. Class B shares do not incur a sales charge when they are purchased, but are subject to a sales charge if they are redeemed within six years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

    Class B shares are subject to an ongoing distribution fee at an annual rate of up to 1.00% of the Portfolios' aggregate average daily net assets attributable to Class B shares. Class B shares permit the investor's payment to be invested in full from the time the investment is made. The higher ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to eliminate the higher distribution fee after the Distributer has been compensated for distribution expenses related to the Class B shares. See "Conversion Feature" below.

   The alternative purchase arrangement permits an investor to choose the method of purchasing shares that is more beneficial given such factors as the amount of the purchase, the length of time the investor expects to hold the shares, and whether the investor wishes to receive distributions in cash or to reinvest them in additional shares. Investors should consider whether, during the anticipated term of their investment in the Portfolio, the accumulated continuing distribution fees and contingent deferred sales charges on Class B shares prior to conversion would be less than the initial sales charge and accumulated distribution fees on Class A shares purchased at the same time, and the extent to which such differential would be offset by the lower expenses attributable to Class A shares.

   Class A shares are subject to a lower distribution fee and, accordingly, pay correspondingly higher dividends. However, because initial sales charges are deducted at the time of purchase, Class A investors do not have all their funds invested initially and initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time should consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares may exceed the initial sales charge on Class A shares during the term of the investment. However, such investors must weigh this consideration against the fact that, because of the initial Class A sales charges, not all of their funds will be invested initially.

   The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A shares, from the proceeds of the initial sales charge and the ongoing distribution fees and, in the case of Class B shares, from the proceeds of the ongoing distribution fees and the contingent deferred sales charge imposed upon redemptions within six years of purchase. Sales personnel of broker-dealers distributing a Portfolio's shares may receive differing compensation for selling Class A or Class B shares. The purpose and function of the contingent deferred sales charge and ongoing distribution fees with respect to the Class B shares are the same as those of the initial sale charge and ongoing distribution fees with respect to the Class A shares.

   Dividends paid by the Portfolio with respect to Class A and Class B shares will be calculated in the same manner, at the same time and on the same day, except that the higher distribution fees and any incremental transfer agency costs relating to Class B shares will be borne exclusively by that Class and will result in a lower dividend.

   The Trustees of the Fund have determined that no conflict of interest will exist between the Class A and Class B shares. The Trustees shall, pursuant to their fiduciary duties under the Investment Company Act of 1940 and state law, monitor the question of Class A and Class B shares and seek to ensure that no such conflict arises.

Conversion Feature

   Class B shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were purchased. At the end of this period, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to eliminate the higher distribution fee after the Distributor has been compensated for distribution expenses related to the Class B shares.

   For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of the Class B shares will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

   The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service to the effect that (i) the assessment of the higher distribution fees and transfer agency costs with respect to Class B shares does not result in any dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) that the conversion of shares does not constitute a taxable event under federal income tax law. The Fund plans to apply to the Internal Revenue Service (the "IRS") for such a ruling. While rulings similar to the one sought by the Fund as to preferential dividends have been issued previously by the IRS, complete assurance cannot be given that the Fund will receive a favorable ruling. While an adverse determination by the IRS is not expected, the Fund may be required to reassess the alternative purchase arrangement structure if the IRS does not rule favorably. In addition, were the IRS not to rule favorably, the Fund might make additional distributions if doing so would assist in complying with the Fund's general practice of distributing sufficient income to reduce or eliminate U.S. federal taxes. The conversion of Class B shares to Class A shares may be suspended if such an opinion or ruling is no longer available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution fee for an indefinite period which may extend beyond the period ending eight years after the end of the month in which the shares were purchased.

Immediate Investment

   In order to obtain immediate investment of funds, initial and subsequent purchases of shares of a Portfolio may also be made by wiring Federal Funds directly pursuant to the following instructions. (Federal Funds are monies held in a bank account with a Federal Reserve Bank.)

   (1) For initial investments, telephone the Trust at (800) 367-5877. Certain information will be requested from you regarding the account, and an account number will be assigned.

   (2) Once an account number has been assigned, direct your bank to wire the Federal Funds to State Street Bank and Trust Company, Custody & Shareholder Services Division, Boston, Massachusetts 02105, attention of the appropriate Portfolio of the Phoenix Multi-Portfolio Fund. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge a fee to you for transmitting funds by wire.

   An order for shares of a Portfolio purchased with Federal Funds will be accepted on the business day Federal Funds are wired provided the Federal Funds are received by 4:00 p.m. on that day; otherwise, the order will not be accepted until the next business day. Shareholders should bear in mind that wire transfers may take two or more hours to complete.

   Promptly after an initial purchase of shares made by wiring Federal Funds directly, the shareholder should complete and mail to Equity Planning an Account Application.

SHAREHOLDER SERVICES

   Any shareholder desiring additional information concerning the Fund or any services offered by the Fund may call Equity Planning at 1-800-243-1574.

Open Account

   As a convenience to the shareholder, all shares of a Portfolio of the Fund registered in the shareholder's name are automatically credited to an Open Account maintained for the shareholder on the books of the Fund by its sub-transfer agent, State Street Bank and Trust Company. An Open Account offers the shareholder ready access to the following options and services:

    Record of Share Transactions. Each time shares of a Portfolio are credited to or withdrawn from a shareholder's Open Account the shareholder will receive a statement showing the details of the transaction and the then current balance of shares owned by the shareholder. Shortly after the end of each calendar year the shareholder will receive information as to the Federal tax status of dividends and any capital gain distribution paid by the Portfolio during the year.

    Safekeeping of Shares. All shares of a Portfolio acquired by the shareholder will be credited to the shareholder's Open Account and share certificates will not be issued unless requested. In no event will certificates representing fractional shares be issued. Certificates previously acquired may be surrendered to the transfer agent; the surrendered certificates will be canceled and the shares represented thereby will continue to be credited to the Open Account of the shareholder.

    Investing by Mail. An Open Account provides a simple and convenient way of setting up a flexible investment program for the accumulation of shares of a Portfolio. At any time the shareholder may send to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301, ATTN:
Phoenix Multi-Portfolio Fund, a check, payable to the order of Phoenix Multi-Portfolio Fund, for $25 or more to be used to purchase additional shares for his Open Account at the applicable offering price next determined after the check is received. Information as to the shareholder's account registration and account number should accompany each such investment.

    Bank Draft Investing Program (Investo-Matic Plan). By completing the Investo-Matic section of the New Account Application, a shareholder may authorize the bank (the "Bank") named in the Application to draw $25 or more from the shareholder's personal checking account on or about the 15th day of the month, to be used to purchase additional shares of a Portfolio for the shareholder's Open Account. The amount the shareholder designates will be made available, in form payable to the order of Equity Planning by the bank on the date the Bank draws on the shareholder's account and will be used to purchase shares at the applicable offering price.

    The shareholder or his or her registered representative may, by telephone or written notice, cancel or change the dollar amount being invested pursuant to the Investo-Matic Plan unless the shareholder has notified the Fund or transfer agent that his or her registered representative shall not have this authority.

    Distribution Option. Each Portfolio currently declares all income dividends and all capital gain distributions payable in shares of the Portfolio or, at the option of the shareholder, in cash. By exercising a distribution option the shareholder may elect (1) to receive both dividends and capital gain distributions in additional shares or (2) to receive dividends in cash and capital gain distributions in additional shares or (3) to receive both dividends and capital gains distributions in cash. If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered or remains uncashed by the shareholder for a period of six months, the dividend or distribution will automatically be used to purchase additional shares for the shareholder's account at the then current net asset value. Shareholders who maintain an account balance of at least $5,000 or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account) may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested at net asset value in shares in a single account of another Portfolio or one of the other Phoenix Funds. Shareholders should obtain a current prospectus and consider the objectives and policies of each Portfolio, Series or Fund carefully before directing dividends and distributions to another Portfolio, Series or Fund. A shareholder who elects to receive all distributions in cash may also elect to have distribution checks mailed to another address or made payable to a payee other than the shareholder. However, if the check cannot be delivered due to invalid address information, the distribution option will be changed to share reinvestment. Dividends and distributions received in shares are credited to the shareholder's Open Account in full and fractional shares computed at the closing net asset value on the business day following the record date. The shareholder may change a distribution option at any time either by calling 800-243-1574 or by sending a letter signed by the registered owner(s) of the shares in the shareholder's Open Account to Equity Planning, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200, ATTN: Phoenix Funds. Requests for directing distributions to an alternate payee must be made in writing with the registered owner(s) signature(s) guaranteed. To be effective with respect to a particular dividend or distribution, the new distribution option must be received by the transfer agent three days prior to the record date of such dividend or distribution. If all shares in the shareholder's account are repurchased or redeemed or transferred between the record date and the payment date for a dividend or distribution, the shareholder will receive cash for the dividend or distribution regardless of the shareholder's distribution option.

                               INVEST-BY-PHONE

   This expedited investment service enables a shareholder to purchase shares for the shareholder's account by requesting that funds be transferred from the shareholder's bank account. Once a request is phoned in, Equity Planning will initiate the purchase transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to State Street for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, the shareholder should complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually in about two weeks), the shareholder may call toll free 800-367-5877 prior to 3:00 P.M. (New York time) to place a purchase request. Instructions as to the shareholder's account number and the amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for the proceeds of the redemption of shares of a Portfolio purchased via the Invest-by-Phone Service until the Fund has assured itself that good payment has been collected for the shares, which may take up to fifteen days.

   Phoenix Multi-Portfolio Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

Exchange Privileges

   Shareholders may exchange Class A or Class B Shares held in book-entry form for shares of the same class of other Phoenix Funds (except Phoenix Asset Reserve Class A shares held less than 6 months and Class A shares of the Money Market Series of the Phoenix Series Fund), provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (5) if a shareholder has elected not to utilize the Telephone Exchange Privilege (see below), a properly executed exchange request must be received by Equity Planning.

   Subject to the above requirements for an exchange, a shareholder or his/her registered representative may, by telephone or written notice, elect to have Class A or Class B Shares of the Fund exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel the privilege ("Systematic Exchange").

   Shareholders who maintain an account balance in the Fund of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), may direct that shares of the Fund be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. If the shareholder is participating in the Self Security program offered by Phoenix Home Life, it is not necessary to maintain the above account balances in order to use the Systematic Exchange privilege.

   Such exchanges will be executed upon the close of business on the 10th of a month and if the 10th falls on a holiday or weekend, then at the close of business on the next succeeding business day. The minimum initial and subsequent amount that may be exchanged under the Systematic Exchange is $25. Systematic Exchange forms are available from Equity Planning.

   Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On exchanges of Class B shares offered by other Phoenix Funds, the contingent deferred sales charge schedule of the original shares purchased continues to apply.

   The exchange of shares from one fund to another is treated as sale of the Exchanged Shares and a purchase of the Acquired Shares for Federal income tax purposes. The shareholder may, therefore, realize a taxable gain or loss. See "Dividends, Distributions and Taxes" for information concerning the Federal income tax treatment of a disposition of shares.

   It is the policy of the Fund to discourage and prevent frequent trading by shareholders among the Fund and other Phoenix Funds in response to market fluctuations. The Fund reserves the right to terminate or modify its exchange privileges at any time upon giving prominent notice to shareholders at least 60 days in advance.

   Each Phoenix Fund has different investment objectives and policies. Shareholders should, therefore, obtain and review the prospectus of the fund into which the exchange is to be made before any exchange requests are made.

Telephone Exchanges

   Telephone Exchange privileges are only available in states where the shares to be acquired may be legally sold. (See the Statement of Additional Information.) Unless a shareholder elects in writing not to participate in the Telephone Exchange Privilege, shares for which certificates have not been issued may be exchanged by calling (800) 367-5877 provided that the exchange is made between accounts with identical registrations. Under the Telephone Exchange Privilege, telephone exchange orders may also be entered on behalf of the shareholder by his or her legal representative.

   The Fund, and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. In addition to requiring identical registrations on both accounts, the Transfer Agent will require address verification and will record telephone instructions on tape. All exchanges will be confirmed in writing with the shareholder. To the extent that procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for exchange transactions that prove to be fraudulent. Broker-dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone exchange instructions from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instruction entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Exchange Privilege may be difficult to exercise or may be suspended temporarily. In such event an exchange may be effected by following the procedure outlined for tendering shares represented by certificate(s).

   If a shareholder elects not to use the Telephone Exchange Privilege or if the shares being exchanged are represented by a certificate or certificates, in order to exchange shares the shareholder must submit a written request to Equity Planning, 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-2200, ATTN: Phoenix Funds. If the shares are being exchanged between accounts that are not registered identically, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Currently such procedures generally permit guarantees by banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted.

   Purchase and withdrawal plans and reinvestment and exchange privileges are described more fully in the Statement of Additional Information. For further information, call Equity Planning at (800) 243-1574.

                             HOW TO REDEEM SHARES

   Any holder of shares may require the Fund to redeem the shares at any time. The redemption price is the net asset value next determined following the receipt of a duly executed request for redemption of shares, together with any outstanding certificate or certificates for such shares, duly endorsed, less such amount not in excess of 1% of such net asset value as the Trustees may determine. The Trustees do not presently intend to impose a redemption charge and shareholders will be given 60 days' notice of any change in this intention. However, Class B shares are subject to a contingent deferred sales charge upon a redemption of shares within six years of the date of purchase. Redemptions may be made in the following manner:

    By Mail. Non-certificated shares registered on the books of the Fund may be redeemed by submitting a written request for redemption to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. The redemption request must contain the name of the Portfolio, the shareholder(s)' account name(s) and number, the number of shares to be redeemed and the signature(s) of the registered shareholder(s). If the shares are registered in the name of individuals, singly, jointly or as custodian under the Uniform Gifts to Minors Act, and the proceeds of the redemption do not exceed $50,000 and are to be paid to the registered owner(s) at the address of record, the signature(s) on the redemption request need not be guaranteed. Otherwise, the signature(s) must be guaranteed by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker/ dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A signature notarized by a notary public is not acceptable. Shares represented by certificates in the possession of the shareholder may be redeemed by submitting a written request for redemption to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301, together with the certificates, duly endorsed by all persons in whose names the shares are registered, with signatures guaranteed, if required, in the manner described above. Signature(s) also must be guaranteed on any change of address request submitted in conjunction with a redemption request.

    Additional documentation may be required where shares are held by a corporation, partnership, trustee or executor. Therefore, it is suggested that shareholders holding shares registered in other than individual names call 800-243-1574 prior to redemption to ensure that all necessary documents accompany the redemption request.

    By Telephone. Unless a shareholder elects in writing not to participate in the Telephone Redemption Privilege, shares for which certificates have not been issued may be redeemed by calling (800) 367-5877 and telephone redemptions will also be accepted on behalf of the shareholder from his or her registered representative as described in the Prospectus. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. To the extent that procedures reasonable designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine.

    Telephone redemption requests must be received by Equity Planning by the close of trading on the New York Stock Exchange on a day when Equity Planning is open for business. Requests made after that time or on a day when Equity Planning is not open for business cannot be accepted. The proceeds of a redemption request received by telephone will normally be paid on the first business day following receipt of the request. If the amount of the redemption is $500 or more, the proceeds will be wired to the designated U.S. commercial bank account. If the amount of the redemption is less than $500, the proceeds will be sent by mail to the address of record on the shareholder's account. However, with respect to the telephone redemption of shares purchased by check, such requests will only be effected after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days. The Telephone Redemption Privilege is not available to HR-10, IRA and 403(b)(7) Plans.

    By Check. (Bond Portfolio Only) Any Class A shareholders of the Bond Portfolio may elect to redeem shares held in his Open Account by check. Checks will be sent to an investor upon receipt by Equity Planning of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Fund reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

    Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's Open Account is $500 or more.

   When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares in the shareholder's Open Account will be redeemed to cover the amount of the check. The value of the shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders.

   The check writing procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to Equity Planning for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to Equity Planning rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his Open Account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to Equity Planning on a banking day on which the Portfolio does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by Equity Planning.

   The Fund also maintains a continuous offer to repurchase its shares and shareholders may normally sell their shares through securities dealers, who may charge customary commissions for their services. Unless made in connection with an exchange of shares, a request for repurchase must be placed with a securities dealer or placed by a securities broker acting as agent for the customer and communicated by the dealer or broker to Equity Planning. The repurchase price is the net asset value next determined following the receipt of the request by Equity Planning, except that a repurchase order placed through a dealer or by a broker before the close of trading on the New York Stock Exchange on any day will be executed at the net asset value determined as of such close provided the dealer or broker communicates the order to Equity Planning prior to its close of business (normally 4:00 P.M. New York City time) on such day and subsequently confirms the order to Equity Planning in writing, time-stamping his confirmation with the time of the dealer's or broker's receipt of the order. It is the responsibility of dealers and brokers to communicate such orders. Dealers may be liable to investors for failing to do so. The offer to repurchase may be suspended at any time.

   Payment for shares redeemed is normally made within seven days after receipt of a duly executed request for redemption of shares, together with any outstanding certificate or certificates for such shares, duly endorsed, and, if required, a proper signature guarantee. Payment for shares repurchased is normally made within seven days after receipt of the repurchase order and a duly executed stock power or other instrument of transfer, together with any outstanding certificate or certificates for such shares and, if required, a proper signature guarantee. However, if the Fund is requested to redeem or repurchase shares for which it has not yet received good payment, the mailing of a check for the proceeds of the redemption or repurchase may be delayed until the Fund has assured itself that good payment has been collected, which may take up to fifteen days. Although the mailing of a check for the proceeds of a redemption or repurchase may be delayed, the redemption price or repurchase price will be determined in the manner described above.

   To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. The Fund has elected to pay in cash all requests for redemption by any shareholder of record, but may limit such cash in respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares of a Portfolio would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Portfolio. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

   The right of redemption may be suspended or the payment date postponed when the New York Stock Exchange is closed for other than customary weekend and holiday closings, or when trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission; for any period when an emergency as defined by rule of the Commission exists; or during any period when the Commission has, by order, permitted such suspension. In case of a suspension of the right of redemption, the shareholder may withdraw a request for redemption of shares prior to the next determination of net asset value after the suspension has been terminated or the shareholder will receive payment of the net asset value so determined.

   A shareholder may receive more or less than the shareholder paid for his or her shares, depending on the net asset value of the shares at the time they are redeemed or repurchased.

                                    TAXES

Qualification as a Regulated Investment Company ("RIC")

   As stated in the Prospectus, each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio has elected to qualify and intends to remain qualified as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year a Portfolio qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Portfolio fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains. Each Portfolio intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Portfolio so elects).

   The Code sets forth numerous criteria that must be satisfied in order for each Portfolio to qualify as a RIC. Among these requirements, each Portfolio must meet the following tests for each taxable year: (1) at least 90% of the Portfolio's gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies (except to the extent provided in regulations not yet issued), or other income (including gains from options, futures or forward contracts) derived by the Portfolio with respect to its business of investing in stock, securities or currencies; and (2) less than 30% of the Portfolio's gross income must be derived from gains realized on the sale or other disposition of stock or securities (or other instruments) held for less than three months.

   In determining the Portfolio's gross income for purposes of the 30% test, any gain realized by the Portfolio on a hedged position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of any offsetting position in the hedge during the period that the hedge was outstanding. Thus, only the net gain (if any) from the hedge will be included in the computation of the 30% test. At the present time, however, it is not clear whether or to what extent such hedging exception will be available to the Portfolios' contemplated hedging transactions. To the extent that the hedging exception is not available, gains realized by the Portfolios from actual dispositions of futures or forward contracts or options will be included in the calculation of the 30% test if less than three months has elapsed between the date such instruments are acquired and the date of their sale. This provision may limit the Portfolios' ability to engage in such transactions.

   In the case of the International and Emerging Markets Portfolios, gains from foreign currencies (i.e., gains from foreign currency options, foreign currency futures and foreign currency forward contracts) are anticipated to constitute qualifying income for purposes of the 90% test.

   Section 988 of the Code provides special rules for foreign currency transactions under which foreign currency gains or losses from forward contracts, futures contracts that are not required to be marked-to-market and unlisted options generally will be treated as ordinary income or loss.

   In addition to meeting the 90% and 30% tests, in order to qualify as a RIC each Portfolio will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends", discussed below) at least 90% of its ordinary investment income, short-term capital gains and tax exempt income, with certain modifications. Each Portfolio intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Portfolio must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Portfolio and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). For purposes of these diversification tests, the issuer of an option on a particular security is the issuer of the underlying security. In the case of a stock index futures contract or option thereon, the position taken by the Internal Revenue Service in a recent letter ruling is that the issuers of the stocks underlying the index, in proportion to the weighing of the stocks in the computation of the index, are treated as the issuers of the instrument irrespective of whether the underlying index is broad- based or narrow-based. In the case of a foreign currency option, futures contract or forward contract, however, there is as yet no specific guidance in the tax law concerning who will be treated as the issuer of such instruments or how they will be valued for purposes of these diversification tests.

   Each Portfolio intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that the Portfolio will so qualify and continue to maintain its status as a RIC. If a Portfolio were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

Taxation of Shareholders

   The Bond Portfolio expects that under normal conditions, at least 80% of its net assets will be invested in state, municipal and other obligations the interest on which is excluded from gross income for federal income tax purposes, and that substantially all of its dividends therefore will be exempt interest dividends which will be treated by its shareholders as excludable from federal gross income. (The character of tax-exempt interest distributed by the Bond Portfolio will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in obligations the interest on which is excluded from gross income for federal income tax purposes.) An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Bond Portfolio with respect to its net federal excludable municipal security interest, and designated as an exempt interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the taxable year. The percentage of total dividends paid by the Bond Portfolio with respect to any taxable year which qualify as exempt interest dividends will be the same for all shareholders receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share is held for 6 months or less, any loss on the sale or exchange of such share will not be allowed to the extent of the exempt interest dividend amount.

   Interest on certain "private activity bonds" issued after August 7, 1986, although otherwise tax-exempt, is treated as a tax preference item for alternative minimum tax purposes. Under regulations to be promulgated, the Bond Portfolio's exempt interest dividends will be treated as a tax preference item for purposes of computing the alternative minimum tax liability of shareholders in such Portfolio to the extent attributable to interest paid on "private activity" bonds. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Code Section 56(f) (relating generally to book income or adjusted current earnings in excess of taxable income).

   Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Bond Portfolio will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends; that portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in the shareholder's taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions received by the shareholder.

   Distributions by the Capital Appreciation, International, Real Estate and Emerging Markets Portfolios from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the respective Portfolios. Similarly, any portion of the Bond Portfolio's dividends which does not qualify as exempt interest dividends and any short-term capital gain distribution will be taxed to the Bond Portfolio shareholders as ordinary income for federal income tax purposes. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends- received deduction to the extent the Portfolios designate such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. As a result of these limitations, it is not currently anticipated that distributions by the Bond, International or Emerging Markets Portfolios will be qualifying dividend distributions. Distributions by a Portfolio that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by the Portfolios to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Portfolio prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by a Portfolio by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by the Portfolio on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends (other than exempt interest dividends) and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Portfolio's distribution reinvestment plan. With respect to distributions received

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

in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder. With respect to distributions made in shares issued by the Portfolio as a stock dividend, the amount of the distribution will be the fair market value of the shares on the payment date.

   Shareholders should be aware that the price of shares of a Portfolio that are purchased prior to a dividend or distribution by the Portfolio may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

Foreign Tax Credit

   The International and Emerging Markets Portfolios may incur liability for foreign income and withholding taxes on investment income. These Portfolios intend to qualify for and make an election permitted under Section 853 of the Code. The effect of such election is that the shareholders of such Portfolios will be able to claim a credit or deduction on their U.S. federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata share of the income taxes paid by the Portfolio to foreign countries. (The election is not available unless stocks or securities in foreign corporations represent more than 50% of the value of the total assets of the Portfolio.) The shareholders may claim a deduction or credit by reason of the Portfolio's election subject to the limitations imposed under
Section 904 of the Code. The deduction for foreign taxes paid may not be claimed by individual shareholders who do not elect to itemize deductions on their federal income tax returns although such shareholders may claim a credit for foreign income taxes paid. In either case, shareholders will be required to report taxable income in the amount of their respective pro rata share of foreign taxes paid by the Portfolio. Although the International and Emerging Markets Portfolios intend to meet the requirements of the Code to "pass through" such taxes, there can be no assurance that they will be able to do so in the future.

Sale or Exchange of Portfolio Shares

   Gain or loss will be recognized by a shareholder upon the sale of his shares in a Portfolio or upon an exchange of his shares in a Portfolio for shares in another Portfolio. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in income and are taxed at the regular federal income tax rates applicable to the shareholder's ordinary income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

Tax Information

   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the tax-exempt portion thereof (if applicable), the amount qualifying for the dividends-received deduction (if applicable) and the amount designated as capital gains dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

Backup Withholding

   The Portfolios may be required to withhold federal income tax at a rate of 31% on reportable dividends paid to certain noncorporate shareholders. Generally, shareholders subject to such backup withholding will be those for whom a taxpayer identification number and certain required certifications are not filed with the Portfolios or who, to a Portfolio's knowledge, have furnished an incorrect number.

Foreign Shareholders

   Dividends paid by a Portfolio from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

Other Tax Consequences

   In addition to the federal income tax consequences, described above, applicable to an investment in a Portfolio, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. In particular, distributions by the Bond Portfolio may be subject to state and local taxation even though wholly or partially exempt for federal income tax purposes. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Portfolio, its shareholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action.

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

TAX SHELTERED RETIREMENT PLANS

   Shares of the Fund and other Phoenix Funds may be offered in connection with employer-sponsored 401(k) plans. Distributor and its affiliates may provide administrative services to these plans and to their participants, in addition to the services that Distributor and its affiliates provide to the Phoenix Funds, and may receive compensation therefor. For information on the terms and conditions applicable to employee participation in such plans, including information on applicable plan administrative charges and expenses, prospective investors should consult the plan documentation and employee enrollment information which is available from participating employers.

                           THE NATIONAL DISTRIBUTOR

   Equity Planning, a registered broker-dealer which is an indirect subsidiary of Phoenix Home Life Mutual Insurance Company, serves as Distributor of the Fund's shares.

   The Fund and Equity Planning have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Fund shares and the Fund has granted to Equity Planning the exclusive right to purchase from the Fund and resell, as principal, shares needed to fill unconditional orders for Fund shares. Equity Planning may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have indicated that such institutions are not prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks and bank affiliated securities brokers are not permitted under the Glass-Steagall Act, the Trustees will consider what action, if any, is appropriate. In addition, state securities laws on this issue may differ from federal law, and banks and bank affiliates may be required to register as securities dealers pursuant to state law. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Portfolio of the Fund.

   For its services under the distribution agreements, Equity Planning receives sales charges on transactions in Fund shares (see "Purchase of Shares" in the Prospectus) and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, Equity Planning may receive payments from the Fund pursuant to the Distribution Plans described below. For the fiscal years ended November 30, 1993, 1994 and 1995, Equity Planning's gross commissions on sales of Fund shares totalled $6,920,952, $3,280,958 and $1,655,136, respectively. Of these amounts,
$6,298,000, $2,912,614 and $1,454,880, respectively, were paid to dealers with whom Equity Planning had sales agreements.

   Equity Planning also acts as Financial Agent of the Fund and as such performs bookkeeping and pricing services and certain other administrative functions for the Fund. As compensation, Equity Planning receives a quarterly fee based on the average of the aggregate daily net asset values of the Fund at an annual rate of $300 per $1 million, which is expected to equal approximately the cost to Equity Planning of providing such services. For services to the Fund during the fiscal years ended November 30, 1993, 1994 and 1995, the Financial Agent received fees of $174,841, $231,177 and $227,721, respectively.

   Equity Planning also acts as Transfer Agent of the Fund. As compensation, Equity Planning receives a fee equivalent to $19.25 for each designated daily dividend shareholder account and $14.95 for each designated non-daily dividend shareholder account. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

   Philip R. McLoughlin, a Trustee and officer of the Fund, is a director and officer of Equity Planning; Martin J. Gavin, an officer of the Fund, is a director of Equity Planning. Michael E. Haylon, an officer of the Fund, is a director of Equity Planning; and G. Jeffrey Bohne, Nancy G. Curtiss, James M. Dolan, William R. Moyer, William J. Newman and Leonard J. Saltiel, officers of the Fund, are officers of Equity Planning.

                            PLANS OF DISTRIBUTION

   To permit the use of assets of a Portfolio to encourage activities primarily intended to result in the sale of shares of that Portfolio, the Fund has adopted distribution plans for the Portfolios (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan for shares sold subject to an initial sales charge was adopted on behalf of the Bond Portfolio on February 24, 1988, the Capital Appreciation Portfolio and the International Portfolio on August 23, 1989, Real Estate Portfolio on November 16, 1994, and the Emerging Markets Portfolio on February 15, 1995 by the Board of Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Trustees"). It has been approved by the shareholders of each Portfolio. The Plan for Class B shares with respect to the Bond, Capital Appreciation and International Portfolios was adopted by the Board of Trustees of the Fund, including the Rule 12b-1 Trustees, on November 17, 1993. The Plans for Class B Shares with respect to the Real Estate and Emerging Markets Portfolios were adopted by the Board of Trustees, including the Rule 12b-1 Trustees, on November 16, 1994 and February 15, 1995, respectively.

   The Class A and Class B Plans authorize the payment by the Fund to the National Distributor of a Portfolio's shares of amounts not exceeding 0.25% and 1.00% annually, respectively, of the Portfolio's average net assets for each year elapsed after the inception of the Plan. Although under no contractual obligation to do so, the Fund intends to make such payments to the National Distributor (1) as commissions for Portfolio shares sold, all or any part of which commissions will be paid by the National Distributor upon receipt from the Fund to others who may be other dealers or registered representatives of the National Distributor), (ii) to enable the National Distributor to pay to such others maintenance or other fees in respect of a Portfolio's shares sold by them and remaining outstanding on the Fund's books during the period in respect of which the fee is paid and (iii) to enable the National Distributor to pay to bank-affiliated securities brokers maintenance or other fees in respect of a Portfolio's shares purchased by their customers and remaining outstanding on the Fund's books during the period in respect of which the fee is paid; provided, however, that payments under (ii) and (iii) are subject to limits of 0.25% and 1.00% annually of the average daily net assets of the Class A or Class B shares respectively to which the payments relate. Payments, less the portion thereof paid by the National Distributor to others, may be used by the National Distributor for its expenses of distribution of a Portfolio's shares. If expenses of distribution of a Portfolio's shares exceed payments and any sales charges retained by the National Distributor, the Fund is not required to reimburse the National Distributor for excess expenses; if payments and any sales charges retained by the National Distributor exceed expenses of distribution of a Portfolio's shares, the National Distributor may realize a profit.

  Each Plan requires that at least quarterly the Trustees of the Fund review a written report with respect to the amounts expended under the Plan and the purposes for which such expenditures were made. While the Plan is in effect, the Fund will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Fund to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Fund and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to the Plan. For the fiscal year ended November 30, 1995 the Fund paid Rule 12b-1 Fees in the amount of $1,984,050, of which the National Distributor received $515,858 and unaffiliated broker-dealers received $1,468,192. The Rule 12b-1 payments were used for (1) compensating dealers ($1,817,870 ), (2) compensating sales and shareholder services personnel ($142,624) and (3) compensating the National Distributor for marketing materials ($23,557). No interested person of the Fund and no Trustee who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.

                            ADDITIONAL INFORMATION

   The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission which may be obtained from the Commission's principal office at 450 Fifth Street, N.W. Washington, DC 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

FINANCIAL STATEMENTS

   Financial information relating to the Fund is contained in the Annual Report to Shareholders for the year ended November 30, 1995 and is available by calling Equity Planning at (800) 243-4361, or by writing to Equity Planning at 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200. The Annual Report is incorporated into this Statement of Additional Information by reference. A copy of the Annual Report must precede or accompany this Statement of Additional Information.

INDEPENDENT ACCOUNTS

  Price Waterhouse LLP with principal offices at 160 Federal Street, Boston, MA 02110, has been selected independent accounts for the Fund.

                                      34